1933 Act No. 333-37453 1940 Act No. 811-08413

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 121 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 120

EVERGREEN EQUITY TRUST
(Exact Name of Registrant as Specified in Charter)
200 Berkeley Street, Boston, Massachusetts 02116-5034
(Address of Principal Executive Offices)
(617) 210-3200
(Registrant's Telephone Number)

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b)
[X] on December 1, 2008 pursuant to paragraph (b)
[ ] 60 days after filing pursuant  to  paragraph  (a)(1)
[ ] on (date) pursuant  to paragraph  (a)(1)
[ ] 75 days after filing pursuant to paragraph  (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

This Post-Effective Amendment relates solely to Evergreen Disciplined Value Fund, Evergreen Equity Income Fund, Evergreen Fundamental Mid Cap Calue Fund, Evergreen Intrinsic Value Fund, Evergreen Small Cap Value Fund, and Evergreen Special Values Fund.   Information contained in the Registrant’s Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

EVERGREEN EQUITY TRUST

POST-EFFECTIVE AMENDMENT NO. 121

TO

REGISTRATION STATEMENT

This Post-Effective Amendment No. 121 to Registrant's Registration Statement
No. 333-37453/811-08413 consists of the following pages, items of information and documents:

The Facing Sheet

PART A

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    Prospectus for Classes A, B, C and I shares of Evergreen Disciplined Value Fund,
Evergreen Equity Income Fund, Evergreen Fundamental Mid Cap Calue Fund, Evergreen Intrinsic Value Fund, Evergreen Small Cap Value Fund,
and Evergreen Special Values Fund, as supplemented from time to time, is contained herein.

  Prospectus for Classes A, B, C and I shares of Evergreen Enhanced S&P 500® Fund and Evergreen Fundamental Large Cap Fund, as supplemented from time to time, is contained herein.

       Prospectus for Class R shares of Evergreen Equity Income Fund and Evergreen Special Values Fund, as supplemented from time to time, is contained herein.

Prospectus for Class IS shares of Evergreen Enhanced S&P 500 Fund, as supplemented from time to time, is contained herein.

PART B

---------

Statement of Additional Information for Evergreen Disciplined Value Fund,
Evergreen Equity Income Fund, Evergreen Fundamental Mid Cap Value Fund,
Evergreen Intrinsic Value Fund, Evergreen Small Cap Value Fund, and Evergreen Special Values Fund, is contained herein.

Statement of Additional Information for Evergreen Enhanced S&P 500® Fund
and Evergreen Fundamental Large Cap Fund,
 as supplemented from time to time, is contained herein.

PART C

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Exhibits

Persons Controlled by or Under Common Control with Registrant

Indemnification

Business and Other Connections of Investment Advisor

Principal Underwriter

Location of Accounts and Records

Management Services

Undertakings

Notice

Signatures

EVERGREEN EQUITY TRUST

PART A

PROSPECTUS FOR EVERGREEN DISCIPLINED VALUE FUND,
EVERGREEN EQUITY INCOME FUND, EVERGREEN FUNDAMENTAL MID CAP CALUE FUND, EVERGREEN INTRINSIC VALUE FUND, EVERGREEN SMALL CAP VALUE FUND,
AND EVERGREEN SPECIAL VALUES FUND

CLASSES ABCI

SUPPLEMENT TO THE

PROSPECTUSES

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN ENVISION FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN BALANCED FUNDS

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(each, a “Fund,” together, the “Funds”)

Wells Fargo & Company (“Wells Fargo”) and Wachovia Corporation (“Wachovia”) announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval.  In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo.  Due to its ownership of preferred shares, Wells Fargo may be deemed to control Evergreen Investment Management Company, LLC (“EIMC”).

If Wells Fargo is deemed to control EIMC, then the Advisory Agreements between the Funds and EIMC and the Sub-Advisory Agreements between EIMC and the Funds’ various sub-advisers would have terminated automatically in connection with the issuance of preferred shares.  To address this possibility, on October 20, 2008 the Board of Trustees approved interim Advisory Agreements with EIMC and interim Sub-Advisory Agreements with each sub-adviser, which became effective upon the issuance of the preferred shares.  The interim agreements will be in effect for a period of up to 150 days.  EIMC's receipt of the advisory fees under an interim Advisory Agreement is subject to the approval by shareholders of the Fund of a new Advisory Agreement with EIMC.

  Wells Fargo is a $609 billion diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance through banking stores, the internet and other distribution channels to consumers, businesses and institutions in all 50 states and in other countries.

October 21, 2008	583471 (10/08)

Evergreen
DOMESTIC VALUE EQUITY FUNDS
Prospectus December 1, 2008

Evergreen Disciplined Value Fund
Evergreen Equity Income Fund
Evergreen Fundamental Mid Cap Value Fund
Evergreen Intrinsic Value Fund
Evergreen Small Cap Value Fund
Evergreen Special Values Fund

Share Classes
A, B, C, I

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

Special Note to Shareholders Regarding a Fund's Investment Goal:

The Fund's Board of Trustees can change the investment goal without a shareholder vote.

Risk Factors for All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;

  not a deposit with a bank;

  not insured, endorsed or guaranteed by the FDIC or any government agency; and

  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

Portfolio Holdings

A description of the Evergreen funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in each Fund's Statement of Additional Information in the section entitled "Policy for Dissemination of Portfolio Holdings."

Evergreen Domestic Value Equity Funds
Fund Summary
Evergreen Disciplined Value Fund	2
Evergreen Equity Income Fund	5
Evergreen Fundamental Mid Cap Value Fund	8
Evergreen Intrinsic Value Fund	10
Evergreen Small Cap Value Fund	13
Evergreen Special Values Fund	16
Fund Risks
Principal Risks	19
Additional Investment Strategies and Related Risks	20
Fund Management
Investment Advisor and Administrator	21
Sub-Advisor(s)	21
Portfolio Manager(s)	23
Affiliated Service Providers	23
Legal Proceedings	24
Pricing
Calculating a Fund's Share Price	24
Valuing a Fund's Investments	24
Share Class Information
Sales Charge by Class	25
Sales Charge Reduction	28
Buying and Selling Fund Shares
Account Minimums	31
Retirement Plans	31
Opening an Account, Adding to an Account, and Selling Fund Shares	31
Additional Shareholder Services	33
Short-Term Trading Policy	33
Dividends and Distributions	34
Taxes	35
Portfolio Trading Costs and Turnover	36
Financial Highlights	39

Fund Summary

Evergreen Disciplined Value Fund

INVESTMENT GOAL

The Fund seeks to provide long-term capital growth, with income as a secondary consideration.

INVESTMENT STRATEGY

The Fund normally invests at least 65%, and under normal conditions, substantially all, of its assets in the equity securities of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Value Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 1000® Value Index. As of its last reconstitution in June 2008, the Russell 1000® Value Index had a market capitalization range of approximately $755 million to $466 billion.

The Fund focuses on owning stocks of companies that the portfolio manager believes are well-managed, have strong earnings growth, are trading at favorable valuation levels and provide potential for long-term return. The portfolio manager first identifies companies with long-term growth potential based upon the companies' strengths, industry position, strategic plans, and financial condition. After these companies are identified, the portfolio manager seeks to identify those companies selling at attractive valuations. Investments are held for long-term growth and are typically sold only when there is a fundamental change or the stock price reaches what the portfolio manager believes is the stock's target potential.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class I Shares (%)1

Highest Quarter:	4th Quarter 1998	+23.89%[1]
Lowest Quarter:	3rd Quarter 2002	-17.91%[1]
Year-to-date total return as of 9/30/2008 is -17.68%
Average Annual Total Returns for the period ended 12/31/2007[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 5/8/1992
Class A	3/18/2005	-4.10%	14.15%	6.92%	10.11%
Class B2	3/18/2005	-3.49%	14.78%	7.32%	10.37%
Class C	3/18/2005	0.00%	14.98%	7.31%	10.36%
Class I	5/8/1992	1.94%	15.63%	7.61%	10.56%
Class I (after taxes on distributions)[3]	5/8/1992	-0.47%	14.02%	6.06%	N/A
Class I (after taxes on distributions and the sale of Fund Shares)[3]	5/8/1992	3.62%	13.43%	6.11%	N/A
Russell 1000 Value Index		-0.17%	14.63%	7.68%	12.02%

1

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 3/21/2005 is based on the fund's predecessor fund, SouthTrust Value Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not, and the fund's predecessor fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.
3

The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table that follows can be found in the section entitled "Share Class Information." Annual Fund Operating Expenses are based on the Fund's most recent fiscal year end.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within 18 months.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.62%	0.62%	0.62%	0.62%
12b-1 Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.24%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses[1]	1.11%	1.86%	1.86%	0.86%

1	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.04% for Class A, 1.79% for Class B, 1.79% for Class C and 0.79% for Class I. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$682	$189	$189	$88
3 Years	$908	$585	$585	$274
5 Years	$1,151	$1,006	$1,006	$477
10 Years	$1,849	$1,984	$2,180	$1,061
If you sold your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$682	$689	$289	$88
3 Years	$908	$885	$585	$274
5 Years	$1,151	$1,206	$1,006	$477
10 Years	$1,849	$1,984	$2,180	$1,061

Fund Summary

Evergreen Equity Income Fund

INVESTMENT GOAL

The Fund seeks current income and capital growth in the value of its shares.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities that produce income, including common stocks and securities convertible into common stocks, across all market capitalizations. The Fund may invest up to 20% of its assets in investment grade bonds and convertible debentures of any quality. A security is considered to be investment grade if it is rated in the top four ratings categories. The Fund may invest up to 50% of its assets in foreign securities.

The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. "Value" securities are securities which the Fund's portfolio managers believe are currently undervalued in the marketplace based on, for example, low price-to-earnings and low price-to-cash-flow multiples. "Growth" securities are securities of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth.

Security ratings are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Below Investment Grade Bond Risk. Below investment grade bonds are considered speculative by the major rating agencies and are usually backed by issuers of less proven or questionable financial strength.

  Convertible Securities Risk. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price.The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

  Credit Risk. The issuer of a debt security may be unable to pay interest and principal when due, and the value of a debt security may decline if an issuer defaults or if its credit quality deteriorates.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Interest Rate Risk. When interest rates go up, the values of debt securities tend to fall. When interest rates go down, interest earned on debt securities may also decline.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Small- and Medium-sized Companies Risk. Small- and medium-sized companies tend to be more vulnerable to adverse developments and investments in them may be more volatile than investments in larger companies.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class I Shares (%)

Highest Quarter:	2nd Quarter 2003	+16.08%
Lowest Quarter:	3rd Quarter 2002	-14.89%
Year-to-date total return as of 9/30/2008 is -15.62%
Average Annual Total Returns for the period ended 12/31/2007[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 8/31/1978
Class A	1/3/1995	-3.17%	11.05%	5.52%	11.50%
Class B2	1/3/1995	-2.67%	11.31%	5.37%	11.37%
Class C	1/3/1995	1.04%	11.58%	5.37%	11.36%
Class I	8/31/1978	3.00%	12.69%	6.43%	11.85%
Class I (after taxes on distributions)[3]	8/31/1978	0.83%	11.18%	4.50%	N/A
Class I (after taxes on distributions and the sale of Fund Shares)[3]	8/31/1978	3.14%	10.70%	4.59%	N/A
Russell 1000 Value Index		-0.17%	14.63%	7.68%	N/A

1	Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.
2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.
3	The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table that follows can be found in the section entitled "Share Class Information." Annual Fund Operating Expenses are based on the Fund's most recent fiscal year end.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within 18 months.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.61%	0.61%	0.61%	0.61%
12b-1 Fees	0.25%[1]	1.00%	1.00%	0.00%
Other Expenses[2]	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses[2]	1.16%[1]	1.91%	1.91%	0.91%

1	Restated to reflect current fees.
2	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$686	$194	$194	$93
3 Years	$922	$600	$600	$290
5 Years	$1,177	$1,032	$1,032	$504
10 Years	$1,903	$2,038	$2,233	$1,120
If you sold your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$686	$694	$294	$93
3 Years	$922	$900	$600	$290
5 Years	$1,177	$1,232	$1,032	$504
10 Years	$1,903	$2,038	$2,233	$1,120

Fund Summary

Evergreen Fundamental Mid Cap Value Fund

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of medium-sized U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell Midcap® Index, measured at the time of purchase). In addition, the Fund seeks to maintain a dollar-weighted average market capitalization that falls within the range of the Russell Midcap® Index. As of its last reconstitution in June 2008, the Russell Midcap® Index had a market capitalization range of approximately $755 million to $20.5 billion. The remaining 20% of the Fund's assets may be invested in other types of investments, including, without limitation, common stocks of companies of any size, preferred stocks, and securities convertible into common stocks.

The portfolio manager employs a value style of investing and looks for significantly undervalued companies that he believes have the potential for above average capital growth with below average risk. Typical investments include stocks of companies that have low price-to-earnings ratios, are out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above average price appreciation.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Small- and Medium-sized Companies Risk. Small- and medium-sized companies tend to be more vulnerable to adverse developments and investments in them may be more volatile than investments in larger companies.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Convertible Securities Risk. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price.The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

PERFORMANCE

Since the Fund commenced operations on September 28, 2007, total return information is not yet available for a full calendar year as of the date of this prospectus. Financial information for the Fund from September 28, 2007 through July 31, 2008 is available in the "Financial Highlights" section of this prospectus.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table that follows can be found in the section entitled "Share Class Information." Annual Fund Operating Expenses are based on the Fund's most recent fiscal year end.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within 18 months.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.65%	0.65%	0.65%	0.65%
12b-1 Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	12.59%	12.59%	12.59%	12.59%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses1,[2]	13.51%	14.26%	14.26%	13.26%

1	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (each an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.27% for Class A, 2.02% for Class B, 2.02% for Class C and 1.02% for Class I. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$1,794	$1,360	$1,360	$1,271
3 Years	$3,930	$3,714	$3,714	$3,507
5 Years	$5,718	$5,652	$5,652	$5,389
10 Years	$9,014	$9,075	$9,129	$8,891
If you sold your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$1,794	$1,860	$1,460	$1,271
3 Years	$3,930	$4,014	$3,714	$3,507
5 Years	$5,718	$5,852	$5,652	$5,389
10 Years	$9,014	$9,075	$9,129	$8,891

Fund Summary

Evergreen Intrinsic Value Fund

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in a diversified portfolio of common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 1000® Value Index measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted, average market capitalization within the market capitalization range of the companies tracked by the Russell 1000® Value Index. As of its last reconstitution in June 2008, the Russell 1000® Value Index had a market capitalization range of approximately $755 million to $466 billion. The Fund may invest up to 20% of its assets in foreign securities.

The portfolio managers will utilize a long-term focus that is intended to take advantage of investment opportunities presented by what the portfolio managers believe are short-term price anomalies in high-quality stocks. The Fund's portfolio managers generally choose investments in stocks of companies with established operating histories, financial strength and management expertise, among other factors. The portfolio managers seek stocks that are trading at a discount to what the portfolio managers believe are their estimated intrinsic values.

Fundamental research is performed to identify securities for the portfolio with one or more catalysts present that the portfolio managers believe will unlock the intrinsic value of the securities. These catalysts may include productive use of strong free cash flow, productivity gains, positive change in management or control, innovative or competitively superior products, increasing shareholder focus, or resolution of ancillary problems or misperceptions. The Fund may be invested in a smaller number of stocks than many other similar mutual funds.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Issuer Concentration Risk. Since the Fund tends to invest in a smaller number of stocks than do many other similar mutual funds, changes in the value of individual stocks may have a larger impact on the Fund's net asset value than if the Fund were more broadly invested.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Return for Class A Shares (%)

Highest Quarter:	2nd Quarter 2007	+5.35%
Lowest Quarter:	4th Quarter 2007	+0.27%
Year-to-date total return as of 9/30/2008 is -20.36%
Average Annual Total Returns for the period ended 12/31/2007
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 8/1/2006
Class A	8/1/2006	3.78%	N/A	N/A	10.12%
Class A (after taxes on distributions)[1]	8/1/2006	2.68%	N/A	N/A	9.26%
Class A (after taxes on distributions and the sale of Fund Shares)[1]	8/1/2006	2.80%	N/A	N/A	8.24%
Class B	8/1/2006	4.17%	N/A	N/A	11.39%
Class C	8/1/2006	8.27%	N/A	N/A	14.09%
Class I	8/1/2006	10.22%	N/A	N/A	15.03%
Russell 1000 Value Index		-0.17%	N/A	N/A	8.37%

1	The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table that follows can be found in the section entitled "Share Class Information." Annual Fund Operating Expenses are based on the Fund's most recent fiscal year end.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within 18 months.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.62%	0.62%	0.62%	0.62%
12b-1 Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses[1]	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses[1]	1.16%	1.91%	1.91%	0.91%

1	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$686	$194	$194	$93
3 Years	$922	$600	$600	$290
5 Years	$1,177	$1,032	$1,032	$504
10 Years	$1,903	$2,038	$2,233	$1,120
If you sold your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$686	$694	$294	$93
3 Years	$922	$900	$600	$290
5 Years	$1,177	$1,232	$1,032	$504
10 Years	$1,903	$2,038	$2,233	$1,120

Fund Summary

Evergreen Small Cap Value Fund

INVESTMENT GOAL

The Fund seeks long-term growth of capital.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2500® Index, measured at the time of purchase). In addition, the Fund seeks to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 2500® Index. As of its last reconstitution in June 2008, the Russell 2500® Index had a market capitalization range of approximately $57 million to $10 billion.

The Fund's portfolio managers look for stocks that they believe to be undervalued at the time of purchase and which have the potential for long-term capital appreciation. In selecting stocks, the portfolio managers will consider, among other things, the issuer's earning power and the value of the issuer's assets.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Small- and Medium-sized Companies Risk. Small- and medium-sized companies tend to be more vulnerable to adverse developments and investments in them may be more volatile than investments in larger companies.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class I Shares (%)1

Highest Quarter:	2nd Quarter 1999	+22.19%[1]
Lowest Quarter:	3rd Quarter 1998	-19.32%[1]
Year-to-date total return as of 9/30/2008 is -17.93%
Average Annual Total Returns for the period ended 12/31/2007[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 12/30/1997
Class A	7/31/1998	-8.88%	11.46%	8.89%	9.17%
Class B2	4/25/2003	-7.88%	11.81%	9.58%	9.85%
Class C	4/25/2003	-4.86%	12.07%	9.58%	9.86%
Class I	12/30/1997	-3.10%	13.11%	10.09%	10.36%
Class I (after taxes on distributions)[3]	12/30/1997	-6.15%	11.52%	9.00%	9.27%
Class I (after taxes on distributions and the sale of Fund Shares)[3]	12/30/1997	2.58%	11.40%	8.74%	8.99%
Russell 2000 Value Index		-9.78%	15.80%	9.06%	9.08%

1

Historical performance shown for Class A prior to 4/25/2003 is based on the performance of the Investor shares of the fund's predecessor fund, Undiscovered Managers Small Cap Value Fund, and prior to its inception, on the Institutional shares, the original class offered by the fund's predecessor fund. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 4/25/2003 is based on the performance of the Institutional shares of the fund's predecessor fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A, 0.35% for Investor shares, and 1.00% for Classes B and C. Class I and Institutional shares do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class A would have been different.

2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.
3

The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table that follows can be found in the section entitled "Share Class Information." Annual Fund Operating Expenses are based on the Fund's most recent fiscal year end.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within 18 months.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.90%	0.90%	0.90%	0.90%
12b-1 Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses[1]	0.48%	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses[1]	1.63%	2.38%	2.38%	1.38%

1	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$731	$241	$241	$141
3 Years	$1,060	$742	$742	$437
5 Years	$1,411	$1,270	$1,270	$755
10 Years	$2,397	$2,530	$2,716	$1,657
If you sold your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$731	$741	$341	$141
3 Years	$1,060	$1,042	$742	$437
5 Years	$1,411	$1,470	$1,270	$755
10 Years	$2,397	$2,530	$2,716	$1,657

Fund Summary

Evergreen Special Values Fund

INVESTMENT GOAL

The Fund seeks to produce growth of capital.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 2000® Index. As of its last reconstitution in June 2008, the Russell 2000® Index had a market capitalization range of approximately $57 million to $3.8 billion. The remaining 20% of the Fund's assets may be invested in other types of investments, including those that fall outside the range tracked by the Russell 2000® Index.

The portfolio manager looks for significantly undervalued companies that he believes have the potential for above-average appreciation with below-average risk. Typical investments include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Small- and Medium-sized Companies Risk. Small- and medium-sized companies tend to be more vulnerable to adverse developments and investments in them may be more volatile than investments in larger companies.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class A Shares (%)1

Highest Quarter:	2nd Quarter 2003	+17.20%
Lowest Quarter:	3rd Quarter 1998	-18.00%[1]
Year-to-date total return as of 9/30/2008 is -7.68%
Average Annual Total Returns for the period ended 12/31/2007[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 5/7/1993
Class A	5/7/1993	-13.38%	13.54%	9.60%	12.89%
Class A (after taxes on distributions)[2]	5/7/1993	-16.10%	11.62%	7.95%	N/A
Class A (after taxes on distributions and the sale of Fund Shares)[2]	5/7/1993	-5.61%	11.71%	7.93%	N/A
Class B3	3/26/1999	-12.50%	13.81%	9.56%	12.86%
Class C	12/12/2000	-9.54%	14.05%	9.69%	12.95%
Class I	7/23/1996	-7.86%	15.20%	10.54%	13.48%
Russell 2000 Value Index		-9.78%	15.80%	9.06%	12.25%

1

Historical performance shown for Classes A, B, C and I prior to 6/17/2002 are based on the performance of Classes A, B, C and Y of the fund's predecessor fund, Wachovia Special Values Fund. The historical returns shown for Classes B, C and I prior to their inception are based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower, while returns for Class I would have been higher.

2

The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

3	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table that follows can be found in the section entitled "Share Class Information." Annual Fund Operating Expenses are based on the Fund's most recent fiscal year end.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within 18 months.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.79%	0.79%	0.79%	0.79%
12b-1 Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.32%	0.32%	0.32%	0.32%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses1,[2]	1.38%	2.13%	2.13%	1.13%

1	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (each an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.33% for Class A, 2.08% for Class B, 2.08% for Class C and 1.08% for Class I. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$707	$216	$216	$115
3 Years	$987	$667	$667	$359
5 Years	$1,287	$1,144	$1,144	$622
10 Years	$2,137	$2,271	$2,462	$1,375
If you sold your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$707	$716	$316	$115
3 Years	$987	$967	$667	$359
5 Years	$1,287	$1,344	$1,144	$622
10 Years	$2,137	$2,271	$2,462	$1,375

FUND RISKS

PRINCIPAL RISKS

The following provides additional information regarding the various risks referenced in the section entitled "Fund Summary." For a list of the principal risks that apply to a particular Fund, please refer to that Fund's summary page.

  Stock Market Risk. Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield of, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

  Market Capitalization Risk. Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

  Investment Style Risk. Different types of securities — such as growth style or value style securities — tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

  Credit Risk. Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

  Foreign Investment Risk. Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

  Interest Rate Risk. When interest rates go up, the values of debt securities tend to fall. If a Fund invests a significant portion of its portfolio in debt securities, and if interest rates rise, then the value of the Fund's investments in debt securities and its yield may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. There also may be less publicly available information about the securities of smaller companies or less market interest in such securities. Such companies may also be dependent on a small management group, may have little or no operating history or track record of success, and may have limited product lines, markets and financial resources. The securities of small- and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

  Below Investment Grade Bond Risk. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks or to adverse business, financial or economic conditions, and less certain to pay interest and principal than issuers of more highly rated securities and/or bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

  Convertible Securities Risk. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

  Issuer Concentration Risk. Since the Fund tends to invest in a smaller number of stocks than do many other similar mutual funds, changes in the value of individual stocks may have a larger impact on the Fund's net asset value than if the Fund were more broadly invested.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies described under "Investment Strategy," a Fund may also pursue the following non-principal investment strategies, which are subject to the risks described below:

  Foreign Securities. Special Values Fund may invest up to 20% of its assets in foreign securities. A Fund which uses this kind of investment strategy is subject to "Foreign Investment Risk" discussed in the section entitled 'Principal Risks.'

  Derivatives. A Fund may, but will not necessarily, use derivatives. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment adviser. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

  Temporary Defensive Strategy. A Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

For more information on these and other investment strategies a Fund may pursue, and the risks associated with such strategies, please see the Fund's Statement of Additional Information (SAI).

FUND MANAGEMENT

INVESTMENT ADVISOR AND ADMINISTRATOR

As investment advisor to the Evergreen funds, Evergreen Investment Management Company, LLC (EIMC) manages and oversees each Evergreen fund's investments and supervises its daily business affairs. EIMC has been managing mutual funds and private accounts since 1932 and managed over $112.9 billion in assets for the Evergreen funds as of 12/31/2007. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), a bank holding company in the United States, with over $782.9 billion in assets as of 12/31/2007.

For a Fund's most recent fiscal year, the advisory fee paid to EIMC was as follows:

Advisory Fees Paid as % of Net Assets
Evergreen Fund	As a % of average daily net assets
Disciplined Value Fund	0.55%
Equity Income Fund	0.61%
Fundamental Mid Cap Value Fund	0.00%
Intrinsic Value Fund	0.61%
Small Cap Value Fund	0.90%
Special Values Fund	0.74%

EIMC also serves as administrator to the Evergreen funds. As administrator, EIMC prepares various filings, reports and contracts on behalf of the Evergreen funds, performs certain back office services, and provides the Evergreen funds with facilities, equipment and personnel. The Evergreen funds pay EIMC a fee for these services and those fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

For a discussion regarding the basis for the approval of a Fund's investment advisory, and, if applicable, sub-advisory agreement(s) by its Board of Trustees, please see the Fund's most recent shareholder report for the period ended January 31st.

SUB-ADVISOR(S)

Metropolitan West Capital Management, LLC (MetWest Capital), a subsidiary of Wachovia and an affiliate of EIMC, is the sub-advisor to Intrinsic Value Fund. As sub-advisor, MetWest Capital manages the Fund's investments on a day-to-day basis. MetWest Capital has been managing investment portfolios since 1997 and managed approximately $9.85 billion in assets as of 12/31/2007. MetWest Capital is located at 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660.

EIMC pays a portion of its advisory fee to MetWest Capital for its services. There is no additional charge to the Fund for the services provided by MetWest Capital.

J.L. Kaplan Associates, LLC (Kaplan), a subsidiary of Wachovia and an affiliate of EIMC, the sub-advisor to Small Cap Value Fund. As sub-advisor, Kaplan manages the Fund's investments on a day-to-day basis. Kaplan has been managing mutual funds and private accounts since 1976 and managed over $951 million in assets as of 12/31/2007. Kaplan is located at 200 Berkeley Street, Boston, MA 02116.

EIMC pays a portion of its advisory fee to Kaplan for its services. There is no additional charge to the Fund for the services provided by Kaplan.

Intrinsic Value Fund — Prior Composite Performance of Comparable Accounts managed by MetWest Capital

Because Intrinsic Value Fund commenced operations in August 2006, total return information is available for only one full calendar year. Supplemental performance information regarding the MetWest Large Cap Intrinsic Value Equity Composite is presented below to illustrate past performance of MetWest Capital in managing accounts comprising the MetWest Large Cap Intrinsic Value Equity Composite, which are managed by the same portfolio managers following substantially similar investment objectives and strategies as those of Intrinsic Value Fund. The Composite consists of all fully discretionary commingled and separately managed accounts managed in MetWest Capital's Large Cap Intrinsic Value Equity style. The accounts in the Composite are separate and distinct from the Fund. The performance information for the Composite shown below represents the sum of the total return information of all these accounts, calculated on a dollar-weighted basis. Monthly composite returns were calculated by weighing each account's monthly return by its beginning value as a percentage of the total composite's beginning market value. Other composite returns were calculated by geometrically linking the monthly returns.

The performance information for the Composite shown below is presented net of actual fees and expenses charged to accounts included in the Composite. These fees and expenses range from 0.38% to 0.89% annually, compared with the Fund's expenses, which ranged from 0.95% for Class I to 1.95% for Classes B and C after waivers for the Fund's first year of operation. Since the fees and expenses of the Fund are higher than the fees used for the performance information below, if the fees and expenses of the Fund had been used, the total returns shown below would have been lower. At December 31, 2007, the composite represented $3,749,600,000 in assets.

The separate accounts included in the composite are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code. As a result, the investment portfolio of the Fund, if it had been in operation during the periods shown, would likely have differed to some extent from the portfolio of the accounts included in the composite. If the accounts in the composite had been subject to these restrictions, the performance of the composite might have been adversely affected.

The composite's performance is not the performance of the Fund and should not be relied upon as a substitute for the Fund's performance information or as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the Fund and the accounts comprising the Composite, the fees and expenses and the portfolio size and positions of the MetWest Large Cap Intrinsic Value Equity Composite and the Fund will vary. Past performance of the Composite shown below is no guarantee of similar future performance for the Fund.

The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Year-by-Year Total Returns for MetWest Large Cap Intrinsic Value Equity Composite1

The table below compares the performance of the MetWest Large Cap Intrinsic Value Equity Composite to that of the Russell 1000 Value® Index as of December 31, 2007. The Russell 1000 Value® Index is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted earnings and growth rates. Performance information for the index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index.

Average Annual Total Returns for the period ended December 31, 2007[1]
	1 year	3 year	5 year	10 year
MetWest Large Cap Intrinsic Value Equity Composite	11.24%	15.11%	21.82%	11.28%
Russell 1000 Value® Index	-0.17%	9.32%	14.63%	7.68%

1	The performance of the Composite has not been adjusted for the Fund's fees and expenses. If these fees and expenses had been included, returns would have been lower.

PORTFOLIO MANAGER(S)

Disciplined Value Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
William E. Zieff/2005	Portfolio Manager	EIMC or predecessor 2000-Present	Senior Portfolio Manager & Managing Director
Equity Income Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Walter T. McCormick, CFA/2007	Lead Portfolio Manager	EIMC or predecessor 2002-Present	Senior Portfolio Manager & Managing Director
Gary Mishuris, CFA/2007	Portfolio Manager	EIMC or predecessor 2004 Fidelity Investments 2001-2004	Director, Portfolio Manager and Senior Equity Analyst
Fundamental Mid Cap Value Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
James M. Tringas/2007	Portfolio Manager	EIMC or predecessor 2002-Present	Senior Portfolio Manager & Managing Director
Intrinsic Value Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Howard Gleicher, CFA/2006	Lead Portfolio Manager	MetWest Capital 1997-Present	Chief Executive Officer, Chief Investment Officer
Gary W. Lisenbee/2006	Portfolio Manager	MetWest Capital 1997-Present	President
David M. Graham/2006	Portfolio Manager	MetWest Capital 2000-Present	Senior Vice President
Jeffrey Peck/2006	Portfolio Manager	MetWest Capital 2004-Present Janney Montgomery Scott 2002-2004	Director of Research
Small Cap Value Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Paul Weisman/1997	Portfolio Manager	Kaplan 1986-Present	Senior Portfolio Manager & Managing Director
Regina Wiedenski/1998	Portfolio Manager	Kaplan 1998-Present	Senior Portfolio Manager & Managing Director
Special Values Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
James M. Tringas, CFA/2002	Portfolio Manager	EIMC or predecessor 2002-Present	Senior Portfolio Manager & Managing Director

The SAI contains additional information about a Fund's portfolio manager(s), including other accounts managed, ownership of Fund shares and elements of compensation.

AFFILIATED SERVICE PROVIDERS

Evergreen Service Company, LLC (ESC), a subsidiary of Wachovia and an affiliate of EIMC, serves as the Evergreen funds' transfer agent. The Evergreen funds pay ESC fees for these services and such fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

Evergreen Investment Services, Inc. (EIS), a subsidiary of Wachovia and an affiliate of EIMC, serves as the Evergreen funds' distributor/principal underwriter. Certain of the Evergreen funds pay EIS fees for these services pursuant to their 12b-1 plans as well as through the sales charges paid in respect of fund shares. For information regarding such compensation with respect to a Fund, please see the SAI.

Wachovia Bank N.A., an affiliate of EIMC, may serve as securities lending agent in respect of a portion of a Fund's securities and is compensated for such services on a basis approved by the Fund's Board of Trustees. For information regarding such compensation with respect to a Fund, please see the SAI.

A Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with EIMC. For information regarding the amounts of any such trades with respect to a Fund, please see the SAI. For more general information about portfolio transactions, see the section entitled "Portfolio Trading Costs."

LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, the Evergreen funds, EIMC and certain of EIMC's affiliates may be subject from time to time to regulatory inquiries and investigations. EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds. There can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

PRICING

CALCULATING A FUND'S SHARE PRICE

The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under certain unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided, as set forth in "Requests In Good Order" in the section entitled "Buying and Selling Fund Shares."

VALUING A FUND'S INVESTMENTS

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days from acquisition date or less will be valued at amortized cost.

Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated.

Valuing securities at a "fair value." If a market price for a security is not readily available or is deemed unreliable, a Fund will use a "fair value" for the security as determined under policies established and reviewed periodically by the Fund's Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market.

The amount of any particular Fund's portfolio that is fair valued will vary based on, among other factors, the types of investments the Fund holds. Depending on the types of investments a Fund holds, a substantial amount of its assets may be fair valued. Examples of securities that may be fair valued include:

  Securities that trade on foreign exchanges. Many foreign exchanges close substantially before a Fund calculates its NAV, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund that holds such securities values its shares. In such instances, a Fund may fair value such securities.

  Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the U.S. dollar will affect the Fund's NAV. Because a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund's NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund's NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

  Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days from acquisition date for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as the prices of securities with similar characteristics, such as yields, maturities, liquidity and ratings.

SHARE CLASS INFORMATION

SALES CHARGE BY CLASS

Each share class has its own sales charge and fee structure. For additional information regarding sales charges and fees, see "Purchase and Redemption of Shares" and "Service Fees Paid to Investment Firms" in the SAI. Pay particularly close attention to the fee structure of each class to ensure that you invest in the appropriate share class for your investment needs and so that you know how much you will be paying before you invest. There are several ways in which you may be able to reduce or eliminate sales charges. Please see "Sales Charge Reduction" for more details.

Summary of Share Classes
	Class A	Class B	Class C	Class I
Front-End Sales Charge	Up to 5.75%, depending on amount invested	None	None	None
Contingent Deferred Sales Charge	None, except 1% on redemptions on purchases of $1,000,000 or more within 18 months of purchase	Up to 5% if you sell your shares - charge is reduced over time and not charged after six years	Up to 1% if you sell your shares within one year of purchase	None
12b-1 Fees	Up to 0.25% of average daily net assets	Up to 1% of average daily net assets	Up to 1% of average daily net assets	None
Annual Expenses	Lower than Class B or Class C; Higher than Class I	Higher than Class A and Class I; Same as Class C shares; Class B shares convert to Class A shares after eight years	Higher than Class A and Class I shares; Same as Class B shares	Lower than Class A, Class B and Class C shares

  12b-1 Fees. To compensate EIS for the service it provides and for the expenses it bears in connection with the distribution of Fund shares, certain classes of the Evergreen funds make payments to EIS from fees assessed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Because 12b-1 fees are paid out of the assets of each applicable class on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales loads.

  Class A. If you select Class A shares, you may pay a front-end sales charge as described in the following table(s), but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). The front-end sales charge is deducted from your investment before it is invested in a Fund. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "Sales Charge Reduction" for more details). In addition, Class A shares are subject to ongoing expenses known as 12b-1 fees. The table below shows how front-end sales charges for Class A shares are calculated.

Class A Front-End Sales Charge
	As a % of Offering Price1,[2]	As a % of Your Net Investment[1]	Dealer Commission as a % of Offering Price[3]
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

1	The front-end sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	The offering price includes the applicable front-end sales charge.
3	The dealer commission is generally paid by EIS from the front-end sales charge you pay upon investing in the Fund.

Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using a distribution from another Evergreen fund) are not subject to sales charges. Although no front-end sales charge applies to purchases of $1 million or more, if you sell any such shares within 18 months, you may pay a 1.00% contingent deferred sales charge on the shares sold. For more information, see "Calculating the Contingent Deferred Sales Charge."

  Class B. If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you sell your shares within six years. See "Calculating the Contingent Deferred Sales Charge" for information on how the contingent deferred sales charge is determined. In addition, your shares are subject to 12b-1 fees. After eight years, Class B shares automatically convert to Class A shares. Depending on your investment timeframe, the combined contingent deferred sales charge and Rule 12b-1 fees may result in higher costs than if you had purchased Class A or Class C shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Class B Contingent Deferred Sales Charge
Years Held	Maximum Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance[1]	4.00%

1	The dealer allowance, or commission, is paid by EIS to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction."

You may not purchase Class B shares if the purchase would cause your aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause your account to exceed this amount in Class B shares will be treated as a purchase of Class A shares. However, Evergreen is not able to track a shareholder's purchases made through financial intermediaries or held in an omnibus account. It will be necessary for a financial intermediary to track purchases of the Evergreen funds by its clients to ensure adherence to our policy. Certain of the Evergreen funds' financial intermediaries are currently in the process of enhancing their computer systems in order to have the ability to aggregate shares. Until these systems are complete, such financial intermediaries are unable to aggregate share class purchases. Purchases of Class B shares made through different financial intermediaries, such as through two different broker-dealers, would not be able to be tracked and aggregated.

  Class C. If you select Class C shares, you do not pay a front-end sales charge but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you sell your shares within one year. See "Calculating the Contingent Deferred Sales Charge" for information on how the contingent deferred sales charge is determined. Class C shares do not convert to Class A shares, so the higher 12b-1 fees paid by Class C shares continue for the life of the account and may cost more over the life of the account than if you had paid a front-end sales charge on Class A shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Class C Contingent Deferred Sales Charge
Years Held	Maximum Sales Charge
1	1.00%
Thereafter	0.00%
Dealer Allowance[1]	1.00%

1	The dealer allowance, or commission, is paid by EIS to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction."

Calculating the Contingent Deferred Sales Charge
The holding period for the contingent deferred sales charge begins on the day your purchase is accepted. If a contingent deferred sales charge is imposed, the Fund deducts it from the redemption proceeds you would otherwise receive. The contingent deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) your original cost for such shares. Upon request for redemption, the Fund will first seek to sell shares not subject to the contingent deferred sales charge and then shares held the longest in an effort to keep the contingent deferred sales charge you pay as low as possible. The contingent deferred sales charge on any redemption is, to the extent permitted by Financial Industry Regulatory Authority (FINRA), paid to EIS or its predecessor. Please see "Purchase and Redemption of Shares" in the SAI for more information.

  Class I. The Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "Buying and Selling Fund Shares," in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

  Additional Compensation to Financial Services Firms. EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or EIS's resources, as the case may be (including profits from investment management and other agreements and arrangements between them and their affiliates and the Evergreen funds), and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these amounts are paid to financial services firms that include the Evergreen funds on a "preferred list." Please contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements. In addition, EIS or its affiliates may compensate financial intermediaries for various administrative and account maintenance services they provide to their clients who are Evergreen fund shareholders.

If payments to financial services firms by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial services firm employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by EIMC or EIS and their affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial services firm at the time of your purchase.

SALES CHARGE REDUCTION

There are several ways in which you may be able to reduce or eliminate sales charges, regardless of whether you hold your shares directly with the Fund or through a financial intermediary.

Contact Evergreen or your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

Summary of Sales Charge Reductions
Programs Available ( ✓ )	Class A	Class B	Class C
Right of Accumulation	✓	Balances may apply to reduce sales charge on Class A purchases	Balances may apply to reduce sales charge on Class A purchases
Letter of Intent	✓	N/A	N/A
Combined Purchases	✓	Balances may apply to reduce sales charge on Class A purchases	Balances may apply to reduce sales charge on Class A purchases
NAV Privileges (e.g., Retirement Plans, Wrap Accounts, etc.)	✓	N/A	N/A
CDSC Waiver	✓ (on purchases of $1M or more)	✓	✓

At the time of making a purchase or redemption, it may be necessary for you to inform Evergreen or your investment professional of the existence of other accounts held by you or your immediate family members, or any other facts and circumstances that may be relevant to qualifying for any of these programs and to provide Evergreen or your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs. To determine who qualifies as an immediate family member, please see the section entitled "Immediate Family Members."

Class A Front-End Sales Charge Reduction

  Rights of Accumulation. You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge applicable to your current Class A purchase. Only balances currently held entirely either in accounts with the Evergreen funds or, if held in an account through a financial services firm, at the same firm through which you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Shares held through other financial service firms will not be added to your current purchase for purposes of determining your Class A sales charge. You may include investments held by the members of your immediate family (please see the section entitled "Immediate Family Members" at the end of this section), including the value of Evergreen fund investments held by you or them in individual retirement plans, such as individual retirement accounts (IRAs) and trust accounts where either you or your immediate family member is the grantor of the trust, provided such balances are also currently held entirely either in accounts with the Evergreen funds or, if held in an account through a financial services firm, at the same financial services firm through which you are making your current purchase. The value of Evergreen funds investments held in employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, will not be added to your current purchase for purposes of determining your Class A sales charge.

  Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of one or more Evergreen funds over a 13 month period. Purchases made within the previous 90 days are eligible to be included in the total amount. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met. If your commitment is not met, a portion of your investment will be redeemed to satisfy the higher front-end sales charge applicable to the amount actually purchased.

  Combined Purchases. You may reduce your front-end sales charge for purchases of Class A shares if you purchase Class A, Class B and/or Class C shares in multiple Evergreen funds at the same time, excluding amounts that you invest in any Evergreen money market funds on which no sales charge will be paid. The combined dollar amount invested in Class A, Class B and/or Class C shares will determine the front-end sales charge applied to all of your current Class A share purchases. Shares held through other financial service firms will not be added to your current purchase for purposes of determining your Class A sales charge.

  NAV Purchases. Class A shares may be sold at NAV (without a front-end sales charge and generally without a contingent deferred sales charge) to the following:

  Current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual's immediate family.

  Employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual's immediate family.

  Employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans. In connection with purchases by such plans, EIS will pay the applicable investment firm a commission that corresponds to the commission rate that applies at the first breakpoint where no sales charge is incurred, as set forth in the Class A table of the previous section entitled "Sales Charge by Class." If the total value of the plan's assets in the Fund exceeds this first breakpoint, the commission paid will correspond to the rate that applies at the appropriate breakpoint based on the value of the plan's holdings. Please note that certain redemptions may not qualify for a waiver of contingent deferred sales charges. See the following section entitled "Waivers of Contingent Deferred Sales Charge."

  Institutional investors (which may include bank trust departments and registered investment advisors).

  Wrap, or separately managed, accounts held with investment advisors, consultants or financial planners who have entered into an agreement with Evergreen.

  Class members of the lawsuit, O'Malley v. Boris, C.A. No. 15735-NC, with respect to purchases of up to $50,000. Class members may transfer this benefit to certain family members and related entities. This benefit expires as of April 29, 2009.

Waivers of Contingent Deferred Sales Charge

  You will not be assessed a contingent deferred sales charge for Class A (if applicable), Class B or Class C shares if you sell shares in the following situations:

  When the shares were purchased through reinvestment of dividends/capital gains.

  Death of a shareholder named on the relevant account, provided the redemption is made prior to registering the account in another name or changing the account registration to remove the decedent's name.

  Disability of a shareholder named on the relevant account incurred after purchase of the shares (this generally excludes accounts registered in the names of trusts and other entities). In order to be considered disabled, the shareholder's condition must meet the Social Security Administration's definition of disability.

  Systematic withdrawals of up to 1.00% of the account balance per month or up to 3.00% of the account balance per quarter.

  Shares in an account that has been closed because it falls below the minimum initial purchase amount.

  Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA.

  Mandatory withdrawals from the ERISA plan of a shareholder who is at least 70 1/2 years old.

  Loan proceeds and financial hardship distributions from a retirement plan.

  Returns of excess contributions or excess deferral amounts made to a retirement plan participant.

  A redemption by an individual participant in employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans (this waiver is not available in the event such a plan, as a whole, redeems substantially all of its assets).

You can also find information relating to sales charges and sales charge reduction and elimination programs at EvergreenInvestments.com, as well as in the section entitled "Purchase and Redemption of Shares" in the SAI.

Immediate Family Members
Immediate family members include the following, and only the following: Your spouse, who is the person to whom you are legally married. We also consider your spouse to include the following:

  an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  a domestic partner, who is an individual (including one of the same gender) with whom you share a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood and to whom you are not married; and

  an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Your parents, who are your biological or adoptive mother and father. We also consider your parents to include any legal guardian, who is the person legally placed in charge of your affairs if you are a minor or legally incompetent, and your stepparents. We do not consider your parents to include any mother-in-law, father-in-law or grandparent. Your siblings, who are your biological brothers and sisters, stepbrothers and stepsisters. We also consider your siblings to include your adoptive brothers and sisters. Your children, who are your biological or adopted sons and daughters. We also consider your children to include your stepchildren, legal wards and persons for whom you stand in loco parentis.

BUYING AND SELLING FUND SHARES

ACCOUNT MINIMUMS

Account Minimums
	Minimum Initial Purchase of Classes A, B and C shares[1]	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,0002,3,[4]	$1,000,0002,5,[6]	None
IRAs	$1,0002,[3]	N/A5	None
Systematic Investment Plan	$500[3]	N/A5	$50/monthly (for Classes A, B and C)[5]

1	The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.
2	The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.
3	The minimum initial purchase amount for Evergreen Equity Index Fund is $25,000. Shareholders of Evergreen Equity Index Fund who held shares in a registered name prior to December 1, 2005 may continue to maintain a minimum balance of $1,000, however, these accounts will be subject to the small account fee referred to below.
4	The minimum initial purchase amount for Class A shares may be waived for employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans as well as for fee-based mutual fund wrap programs.
5	The minimum purchase amount does not apply to (i) former Class Y shareholders, (ii) former SouthTrust funds shareholders, (iii) former Vestaur Securities Fund shareholders, or (iv) investment advisory clients of EIMC (or its advisory affiliates). Each of the aforementioned classes of investors may invest in Class I shares at the minimum investment amounts for Class A, B, and C shares described above.
6	The minimum purchase amount does not apply to the following two types of investors: (i) employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans with total plan assets of more than $1 million and (ii) fee-based mutual fund wrap accounts. In addition, EIMC or the Board of Trustees may waive, in their discretion, the minimum initial investment under other circumstances.

  Small Account Fee. The Evergreen funds reserve the right to assess a $15 annual low balance fee on each fund account with a value of less than $1,000. The funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, or (iv) other accounts as may be determined from time to time by the Evergreen funds. The Evergreen funds will notify you prior to assessing this fee, so that you can increase your account balance above the minimum, consolidate your accounts, or liquidate your account. You may take these actions at any time by contacting your investment professional or Evergreen.

RETIREMENT PLANS

You may invest in a Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

OPENING AN ACCOUNT, ADDING TO AN ACCOUNT, AND SELLING FUND SHARES

Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional or an Evergreen funds service representative. See "Additional Shareholder Services" for information on the Exchange Privilege, Payroll Deduction, Systematic Investment Plan (SIP), and Systematic Withdrawal Plan (SWP).

Requests in "Good Order"
All purchase, exchange and redemption requests must be received in "good order." This means that the request must include:

  The Fund name and account number;

  The amount (in dollars or shares) and type (purchase or sale) of the request;

  Signature(s) of the registered owner(s);

  If required, a Medallion signature guarantee (see "Redemption Requests That Require a Signature Guarantee"); and

  Any supporting legal documentation that may be required.

Purchase, exchange and redemption requests that are in good order and are received by the Fund or an authorized investment dealer before the Fund's closing time (usually 4:00 p.m. ET on market trading days) will be processed at the NAV calculated that day.[1]
Purchase, exchange and redemption requests that are in good order and are received by the Fund or an authorized investment dealer at or after the Fund's closing time will be processed at the next NAV calculated.[1] The Evergreen funds reserve the right to reject any purchase or exchange order and to terminate a shareholder's investment or exchange privileges.

1	The Fund's shares may be made available through financial services firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial services firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to certain unusual circumstances.
Opening an Account
By Mail or through an Investment Professional	Step 1	Complete and sign an account application. You can download an account application from EvergreenInvestments.com.
	Step 2	Instruct your bank to wire or transfer your purchase (they may charge a wire fee) or make a check payable to "Evergreen Investments" in the amount of your investment.
	Step 3	Mail all applicable documents to the address below, or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EIS):
		Postal Service Address: Evergreen Investments P.O. Box 8400 Boston, MA 02266-8400	Overnight Address: Evergreen Investments 30 Dan Road Canton, MA 02021-2809
Adding to an Account
By Mail	Step 1 Step 2	Write a note that includes all the information listed under "Requests in Good Order" above. Complete Steps 2 and 3 under "Opening an Account" above.
By Phone	Step 1	Call the Evergreen Express Line (available 24 hours a day) at 1.800.346.3858, or, to speak with an Evergreen funds service representative, call 1.800.343.2898 between 9 a.m. and 6 p.m. ET on any business day.
	Step 2	Either instruct your bank to wire or transfer the amount of your purchase (they may charge a wiring fee) or, if your bank account is on file with EIS, contact Evergreen to request an electronic transfer through the Automated Clearing House (ACH), so that you may avoid paying wiring fees. A purchase transferred through ACH may not be less than $100 and may not exceed $10,000.
Selling Fund Shares
To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions. For all other accounts, you may redeem shares as follows:
By Mail	Step 1 Step 2	Write a note that includes all the information listed under "Requests in Good Order" above. Complete Step 3 under "Opening an Account" above.
By Phone [1]		Call the Evergreen Express Line (available 24 hours a day) at 1.800.346.3858, or, to speak with an Evergreen funds service representative, call 1.800.343.2898 between 9 a.m. and 6 p.m. ET on any business day.

1	The telephone redemption service must be authorized ahead of time, and is only available for regular accounts. Once you have authorized this service, anyone with a Personal Identification Number (PIN) or the required account information (including your investment professional) can request a telephone redemption in your account.

  Nature and Timing of Proceeds. Normally, we will send your redemption proceeds on the next business day after we process your request; however we may take up to seven business days. As permitted by federal securities laws, we may suspend redemptions or postpone payment for more than seven days under certain unusual circumstances. We also reserve the right to wait up to ten business days to redeem any investments made by check or ACH transfer. In addition, we reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount. See "Account Minimums."

  Redemption Requests That Require a Signature Guarantee. To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a Medallion signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a Medallion signature guarantee, please contact your financial advisor or call Evergreen. The following circumstances require a Medallion signature guarantee:

  You are redeeming more than $50,000.

  You want the proceeds transmitted into a bank account not listed on the account.

  You want the proceeds payable to anyone other than the registered owner(s) of the account.

  Either the address or the bank account you are sending the proceeds to has been changed within 30 days.

  The account is registered in the name of a fiduciary corporation or any other organization.

In these cases, additional documentation may be required:
corporate accounts: certified copy of corporate resolution
fiduciary accounts: copy of the power of attorney or other governing document	Who Can Provide a Medallion Signature Guarantee? Commercial Bank Trust Company Savings Association Credit Union Member of a U.S. Stock Exchange

ADDITIONAL SHAREHOLDER SERVICES

For more information about these services, visit EvergreenInvestments.com.

  Exchange Privilege. You can easily exchange shares between Evergreen funds by contacting your investment professional or an Evergreen funds service representative, by calling the Evergreen Express Line at 1.800.346.3858 or by visiting EvergreenInvestments.com.

Exchanges must:

  meet the minimum initial purchase amount of the Fund into which you are exchanging; and

  be within the same class and under the same registration.

There is no sales charge when exchanging shares within the Evergreen funds family, except for exchanges from Class A shares of an Evergreen money market fund that have not been subject to a previous sales charge.

The telephone exchange service must be authorized ahead of time, and is only available for regular accounts. Once you have authorized this service, anyone with a Personal Identification Number (PIN) or the required account information (including your investment professional) can request a telephone exchange in your account.

  Payroll Deduction (Classes A, B and C only). If you want to invest automatically through your paycheck, call 1.800.343.2898 to find out how you can set up direct payroll deductions. Your payroll department will let you know the date of the pay period when your investment begins.

  Systematic Investment Plan (SIP). You can transfer money automatically from your bank account into your Fund account on a monthly or quarterly basis. To enroll when opening an account, check off the box on the account application and provide: (i) your bank account information and (ii) the amount and date of your monthly or quarterly investment. To establish automatic investing for an existing account, call 1.800.343.2898 for an application.The minimum investment is $50 per month.

  Systematic Withdrawal Plan (SWP). You can transfer money automatically from your Fund account on a monthly or quarterly basis. The withdrawal can be mailed to you or deposited directly into your bank account. The minimum amount required to be withdrawn monthly is $75. To enroll, call 1.800.343.2898 for instructions. Enrolling in the SWP may subject you to a Small Account Fee if your account balance drops below $1,000.

SHORT-TERM TRADING POLICY

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on a Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;

  Evergreen Adjustable Rate Fund;

  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary maintaining the shareholder account is able to identify the transaction as part of a firm-approved asset allocation program;

  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent such trading.

DIVIDENDS AND DISTRIBUTIONS

A mutual fund distributes to its shareholders the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain.

  Distribution Payment Schedule. A Fund usually distributes capital gains, if any, at least once a year, near the end of the calendar year. The frequency with which a Fund distributes dividends is listed below:

Dividend Payments
Fund	Frequency
Disciplined Value Fund	Quarterly
Equity Income Fund	Quarterly
Fundamental Mid Cap Value Fund	Annually
Intrinsic Value Fund	Annually
Small Cap Value Fund	Annually
Special Values Fund	Annually

When an investor purchases shares of a Fund, the investor generally becomes eligible to receive dividend distributions on such shares on the first business day following receipt by the Fund's transfer agent of payment for the shares.

If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution even though you did not hold your shares during all or some of the period when the dividend or distribution was earned by the Fund.

  Distribution Options. Unless you choose otherwise on the account application, all dividend, capital gain and other distribution payments made to you by a Fund will be reinvested in additional shares of the Fund. Other options are:

    to reinvest dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund;

    to reinvest capital gains but receive all ordinary income dividend distributions in cash; or

    to receive all distributions in cash.

You may write to us at Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400 or call 1.800.343.2898 to change options. If you purchase shares through your employer's retirement plan, the terms of the plan may govern the reinvestment of distributions from the Fund.

When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the next-calculated NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

Generally, as described in more detail below, a shareholder may be taxed in two ways:

  On Fund distributions (dividends and capital gains).

  On any gain made when shares are sold or exchanged by the shareholder.

Exceptions may exist for certain shareholders:

  If you invest in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account.

  Because Evergreen Money Market Funds seek to maintain a stable NAV, the sale or exchange of shares in such funds is typically not a taxable event.

  Because the income received by Evergreen Bond Funds and Evergreen Money Market Funds generally does not include corporate dividends, the discussion below regarding qualified dividend income will generally not apply to such funds.

  Dividends, but not capital gains, distributed by Evergreen Municipal Bond Funds and Evergreen Municipal Money Market Funds are generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income tax. Dividends, but not capital gains, distributed by Evergreen State Municipal Bond Funds and Evergreen State Municipal Money Market Funds are generally exempt from personal income taxes in the state for which the Fund is named. To the extent that dividends distributed by such funds are not exempt from federal income tax, the following discussion applies.

  Fund Distributions. When a Fund distributes dividends or capital gains to you, you must pay any taxes due, whether you receive these distributions in cash or elect to have them reinvested.

Dividends may be treated in two different ways for federal income tax purposes, as ordinary income or as qualified dividend income. Under the current tax code, certain income received by the Fund and distributed to you as a dividend may constitute qualified dividend income, which is currently taxed at a rate no higher than 15% for the taxable years beginning before January 1, 2011, provided that the Fund and its shareholders meet certain holding period and other requirements with respect to the underlying stock and the shareholder's Fund shares, respectively. In addition, in order for dividends received by the Fund from a foreign corporation to constitute qualified dividends, the relevant foreign country must have a tax treaty with the U.S. and the foreign corporation must satisfy certain additional requirements. If the dividends paid to you do not constitute qualified dividend income, you must report them as ordinary income, meaning that they will be taxed at your maximum marginal income tax rate.

When a mutual fund sells a security at a gain that it held for a year or less, the gain is considered short-term, and when distributed to you, it will be taxed as ordinary income at your maximum marginal income tax rate. When a mutual fund sells a security at a gain that it held for more than a year, the gain is considered long-term, and when distributed to you, it will currently be taxed at a rate no higher than 15%.

  Gains/Losses You Realize When You Sell or Exchange Shares. When you sell or exchange shares in a Fund, you have created a taxable event. Remember, an exchange is a purchase and sale for tax purposes. You must report any resulting gain or loss on your tax return unless the transaction was entered into through a tax-deferred retirement account. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares.

  Tax Reporting. ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale or exchange, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information about the federal, state and local tax consequences of an investment in a fund.

  Retirement Plans. You may invest in an Evergreen fund through employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

PORTFOLIO TRADING COSTS AND TURNOVER

Portfolio Trading Costs. When mutual funds buy or sell equity securities, brokerage commissions are generally paid to the broker-dealers that execute the transactions. Rather than being reflected as an ongoing expense of a fund, commissions are added to the cost of purchasing, or subtracted from the proceeds of selling, a security, when determining a fund's gain or loss. Although from time to time a fund might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of "mark-up" is included in the price paid for the security. As a result, funds that invest mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower transaction costs, than funds that invest mainly in equity securities.

Information concerning the brokerage commissions paid by a Fund during its most recent fiscal year is set forth below. The table does not reflect the undisclosed amount of "mark-up" on principal transactions, if any.

Evergreen Disciplined Value Fund
Total shares traded[1]	19,782,897
Total dollars traded[1]	$688,623,123
Average commission per share	$0.01
Commission per share range	$0.00 - $0.29
Total commissions paid	$256,503
Total commissions as a percentage of average net assets	0.05%
Commissions paid per $1,000 invested	$0.51

1	Only includes trades in which a commission was paid.
Evergreen Equity Income Fund
Total shares traded[1]	17,310,801
Total dollars traded[1]	$602,333,668
Average commission per share	$0.04
Commission per share range	$0.00 - $0.27
Total commissions paid	$609,454
Total commissions as a percentage of average net assets	0.06%
Commissions paid per $1,000 invested	$0.61

1	Only includes trades in which a commission was paid.
Evergreen Fundamental Mid Cap Value Fund
Total shares traded[1]	$194,144
Total dollars traded[1]	$5,391,848
Average commission per share	$0.02
Commission per share range	$0.00 - $0.41
Total commissions paid	$4,674
Total commissions as a percentage of average net assets	0.35%
Commissions paid per $1,000 invested	$3.46

1	Only includes trades in which a commission was paid.
Evergreen Intrinsic Value Fund
Total shares traded[1]	11,912,923
Total dollars traded[1]	$401,147,892
Average commission per share	$0.04
Commission per share range	$0.00 - $0.27
Total commissions paid	$432,772
Total commissions as a percentage of average net assets	0.16%
Commissions paid per $1,000 invested	$1.60

1	Only includes trades in which a commission was paid.
Evergreen Small Cap Value Fund
Total shares traded[1]	8,609,416
Total dollars traded[1]	$211,224,695
Average commission per share	$0.04
Commission per share range	$0.00 - $0.45
Total commissions paid	$377,856
Total commissions as a percentage of average net assets	0.25%
Commissions paid per $1,000 invested	$2.49

1	Only includes trades in which a commission was paid.
Evergreen Special Values Fund
Total shares traded[1]	109,959,701
Total dollars traded[1]	$2,082,635,865
Average commission per share	$0.03
Commission per share range	$0.00 - $0.64
Total commissions paid	$3,545,572
Total commissions as a percentage of average net assets	0.19%
Commissions paid per $1,000 invested	$1.93

1	Only includes trades in which a commission was paid.

Portfolio Turnover. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Disciplined Value Fund

	Year Ended July 31,			Year Ended April 30,
Class A	2008	2007	2006	2005[1]	2005[2]
Net asset value, beginning of period	$18.05	$16.62	$15.82	$16.96	$17.35
Income from investment operations
Net investment income (loss)	0.27	0.27	0.22	0.05	0.01
Net realized and unrealized gains or losses on investments	(2.15)	1.96	1.22	1.08	(0.36)
Total from investment operations	(1.88)	2.23	1.44	1.13	(0.35)
Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.19)	(0.04)	(0.04)
Net realized gains	(2.15)	(0.53)	(0.45)	(2.23)	0
Total distributions to shareholders	(2.42)	(0.80)	(0.64)	(2.27)	(0.04)
Net asset value, end of period	$13.75	$18.05	$16.62	$15.82	$16.96
Total return[3]	(11.90)%	13.60%	9.44%	7.76%	(2.01)%
Ratios and supplemental data
Net assets, end of period (thousands)	$69,864	$119,461	$13,428	$1,617	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.04%	1.04%	1.15%	1.26%[4]	1.11%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.11%	1.04%	1.17%	1.26%[4]	1.11%[4]
Net investment income (loss)	1.67%	1.04%	1.14%	0.74%[4]	0.58%[4]
Portfolio turnover rate	45%	60%	55%	15%	54%
  For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
  For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.
  Excluding applicable sales charges
  Annualized

Disciplined Value Fund

	Year Ended July 31,			Year Ended April 30,
Class B	2008	2007	2006	2005[1]	2005[2]
Net asset value, beginning of period	$17.96	$16.55	$15.79	$16.97	$17.35
Income from investment operations
Net investment income (loss)	0.14	0.13	0.10	0.01 [3]	0 [3]
Net realized and unrealized gains or losses on investments	(2.13)	1.94	1.22	1.06	(0.34)
Total from investment operations	(1.99)	2.07	1.32	1.07	(0.34)
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.11)	(0.02)	(0.04)
Net realized gains	(2.15)	(0.53)	(0.45)	(2.23)	0
Total distributions to shareholders	(2.29)	(0.66)	(0.56)	(2.25)	(0.04)
Net asset value, end of period	$13.68	$17.96	$16.55	$15.79	$16.97
Total return[4]	(12.61)%	12.70%	8.64%	7.35%	(1.97)%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,261	$7,329	$5,070	$121	$5
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.79%	1.89%	2.00%[5]	1.82%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.86%	1.79%	1.91%	2.00%[5]	1.82%[5]
Net investment income (loss)	0.91%	0.71%	0.47%	0.16%[5]	0.10%[5]
Portfolio turnover rate	45%	60%	55%	15%	54%
  For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
  For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges
  Annualized

Disciplined Value Fund

	Year Ended July 31,			Year Ended April 30,
Class C	2008	2007	2006	2005[1]	2005[2]
Net asset value, beginning of period	$17.93	$16.53	$15.79	$16.97	$17.35
Income from investment operations
Net investment income (loss)	0.14	0.13	0.12	0 [3]	0
Net realized and unrealized gains or losses on investments	(2.13)	1.93	1.18	1.08	(0.34)
Total from investment operations	(1.99)	2.06	1.30	1.08	(0.34)
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.11)	(0.03)	(0.04)
Net realized gains	(2.15)	(0.53)	(0.45)	(2.23)	0
Total distributions to shareholders	(2.29)	(0.66)	(0.56)	(2.26)	(0.04)
Net asset value, end of period	$13.65	$17.93	$16.53	$15.79	$16.97
Total return[4]	(12.58)%	12.65%	8.54%	7.37%	(1.97)%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,890	$3,009	$1,617	$144	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.79%	1.88%	2.16%[5]	1.85%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.86%	1.79%	1.90%	2.16%[5]	1.85%[5]
Net investment income (loss)	0.91%	0.70%	0.53%	(0.09)%[5]	(0.16)%[5]
Portfolio turnover rate	45%	60%	55%	15%	54%
  For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
  For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges
  Annualized

	Year Ended July 31,			Year Ended April 30,
Class I	2008	2007	2006	2005[1]	2005[2]	2004[2]
Net asset value, beginning of period	$18.01	$16.59	$15.81	$16.97	$16.14	$12.30
Income from investment operations
Net investment income (loss)	0.31	0.32	0.24	0.05	0.12	0.08
Net realized and unrealized gains or losses on investments	(2.15)	1.94	1.23	1.07	1.84 [3]	3.83
Total from investment operations	(1.84)	2.26	1.47	1.12	1.96	3.91
Distributions to shareholders from
Net investment income	(0.31)	(0.31)	(0.24)	(0.05)	(0.12)	(0.07)
Net realized gains	(2.15)	(0.53)	(0.45)	(2.23)	(1.01)	0
Total distributions to shareholders	(2.46)	(0.84)	(0.69)	(2.28)	(1.13)	(0.07)
Net asset value, end of period	$13.71	$18.01	$16.59	$15.81	$16.97	$16.14
Total return	(11.71)%	13.85%	9.66%	7.65%	12.10%	31.87%[4]
Ratios and supplemental data
Net assets, end of period (thousands)	$235,108	$559,719	$673,865	$157,238	$157,107	$313,929
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.79%	0.79%	0.88%	0.91%[5]	0.99%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	0.86%	0.79%	0.90%	0.91%[5]	1.20%	1.19%
Net investment income (loss)	1.93%	1.78%	1.45%	1.34%[5]	0.64%	0.54%
Portfolio turnover rate	45%	60%	55%	15%	54%	33%
  For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
  Effective at the close of business March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund ("SouthTrust Fund"). SouthTrust Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 21, 2005 are those of SouthTrust Fund.
  The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.
  Excluding any sales charges applicable to SouthTrust Fund
  Annualized

Equity Income Fund

	Year Ended July 31,
Class A	2008	2007	2006	2005	2004
Net asset value, beginning of period	$23.98	$24.16	$24.08	$21.43	$19.57
Income from investment operations
Net investment income (loss)	0.29	0.36	0.44	0.35	0.36
Net realized and unrealized gains or losses on investments	(3.25)	2.70	1.01	3.40	1.89
Total from investment operations	(2.96)	3.06	1.45	3.75	2.25
Distributions to shareholders from
Net investment income	(0.28)	(0.49)	(0.30)	(0.33)	(0.39)
Net realized gains	(1.85)	(2.75)	(1.07)	(0.77)	0
Total distributions to shareholders	(2.13)	(3.24)	(1.37)	(1.10)	(0.39)
Net asset value, end of period	$18.89	$23.98	$24.16	$24.08	$21.43
Total return[1]	(13.46)%	13.55%	6.40%	17.85%	11.48%
Ratios and supplemental data
Net assets, end of period (thousands)	$287,236	$404,494	$420,757	$494,637	$485,701
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.15%	1.18%	1.21%	1.19%	1.34%
Expenses excluding waivers/reimbursements and expense reductions	1.18%	1.19%	1.21%	1.23%	1.36%
Net investment income (loss)	1.35%	1.49%	1.80%	1.56%	1.62%
Portfolio turnover rate	23%	57%	96%	114%	137%
  Excluding applicable sales charges

	Year Ended July 31,
Class B	2008	2007	2006	2005	2004
Net asset value, beginning of period	$23.77	$23.96	$23.88	$21.26	$19.40
Income from investment operations
Net investment income (loss)	0.13 [1]	0.19 [1]	0.25 [1]	0.20 [1]	0.20 [1]
Net realized and unrealized gains or losses on investments	(3.23)	2.69	1.02	3.35	1.88
Total from investment operations	(3.10)	2.88	1.27	3.55	2.08
Distributions to shareholders from
Net investment income	(0.11)	(0.32)	(0.12)	(0.16)	(0.22)
Net realized gains	(1.85)	(2.75)	(1.07)	(0.77)	0
Total distributions to shareholders	(1.96)	(3.07)	(1.19)	(0.93)	(0.22)
Net asset value, end of period	$18.71	$23.77	$23.96	$23.88	$21.26
Total return[2]	(14.10)%	12.76%	5.66%	16.97%	10.71%
Ratios and supplemental data
Net assets, end of period (thousands)	$27,550	$48,897	$60,111	$85,366	$121,797
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.89%	1.89%	1.91%	1.89%	2.05%
Expenses excluding waivers/reimbursements and expense reductions	1.89%	1.89%	1.91%	1.93%	2.07%
Net investment income (loss)	0.61%	0.78%	1.05%	0.89%	0.92%
Portfolio turnover rate	23%	57%	96%	114%	137%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges

Equity Income Fund

	Year Ended July 31,
Class C	2008	2007	2006	2005	2004
Net asset value, beginning of period	$23.72	$23.92	$23.85	$21.23	$19.39
Income from investment operations
Net investment income (loss)	0.13 [1]	0.19 [1]	0.25 [1]	0.20 [1]	0.20 [1]
Net realized and unrealized gains or losses on investments	(3.22)	2.68	1.02	3.35	1.87
Total from investment operations	(3.09)	2.87	1.27	3.55	2.07
Distributions to shareholders from
Net investment income	(0.11)	(0.32)	(0.13)	(0.16)	(0.23)
Net realized gains	(1.85)	(2.75)	(1.07)	(0.77)	0
Total distributions to shareholders	(1.96)	(3.07)	(1.20)	(0.93)	(0.23)
Net asset value, end of period	$18.67	$23.72	$23.92	$23.85	$21.23
Total return[2]	(14.07)%	12.74%	5.64%	17.02%	10.70%
Ratios and supplemental data
Net assets, end of period (thousands)	$17,571	$27,901	$28,739	$37,607	$42,447
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.90%	1.89%	1.91%	1.89%	2.04%
Expenses excluding waivers/reimbursements and expense reductions	1.90%	1.89%	1.91%	1.93%	2.06%
Net investment income (loss)	0.61%	0.78%	1.08%	0.87%	0.92%
Portfolio turnover rate	23%	57%	96%	114%	137%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges

	Year Ended July 31,
Class I	2008	2007	2006	2005	2004
Net asset value, beginning of period	$23.98	$24.16	$24.08	$21.43	$19.57
Income from investment operations
Net investment income (loss)	0.35	0.42	0.51	0.43	0.42
Net realized and unrealized gains or losses on investments	(3.26)	2.72	1.01	3.39	1.89
Total from investment operations	(2.91)	3.14	1.52	3.82	2.31
Distributions to shareholders from
Net investment income	(0.33)	(0.57)	(0.37)	(0.40)	(0.45)
Net realized gains	(1.85)	(2.75)	(1.07)	(0.77)	0
Total distributions to shareholders	(2.18)	(3.32)	(1.44)	(1.17)	(0.45)
Net asset value, end of period	$18.89	$23.98	$24.16	$24.08	$21.43
Total return	(13.18)%	13.84%	6.72%	18.19%	11.81%
Ratios and supplemental data
Net assets, end of period (millions)	$502	$642	$616	$640	$631
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.90%	0.89%	0.92%	0.89%	1.05%
Expenses excluding waivers/reimbursements and expense reductions	0.90%	0.89%	0.92%	0.93%	1.07%
Net investment income (loss)	1.61%	1.78%	2.12%	1.87%	1.92%
Portfolio turnover rate	23%	57%	96%	114%	137%

Fundamental Mid Cap Value Fund

Period Ended July 31,
Class A	2008[1]
Net asset value, beginning of period	$10.00
Income from investment operations
Net investment income (loss)	0.05
Net realized and unrealized gains or losses on investments	(0.87)
Total from investment operations	(0.82)
Distributions to shareholders from
Net investment income	(0.01)
Net asset value, end of period	$9.17
Total return[2]	(8.06%)
Ratios and supplemental data
Net assets, end of period (thousands)	$390
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%[3]
Expenses excluding waivers/reimbursements and expense reductions	13.49%[3]
Net investment income (loss)	0.71%[3]
Portfolio turnover rate	120%
  For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
  Excluding applicable sales charges
  Annualized

Period Ended July 31,
Class B	2008[1]
Net asset value, beginning of period	$10.00
Income from investment operations
Net investment income (loss)	0
Net realized and unrealized gains or losses on investments	(0.87)
Total from investment operations	(0.87)
Distributions to shareholders from
Net investment income	0 [2]
Net asset value, end of period	$9.13
Total return[3]	(8.59%)
Ratios and supplemental data
Net assets, end of period (thousands)	$308
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%[4]
Expenses excluding waivers/reimbursements and expense reductions	14.24%[4]
Net investment income (loss)	(0.04)%[4]
Portfolio turnover rate	120%
  For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
  Amount represents less than $0.005 per share.
  Excluding applicable sales charges
  Annualized

Fundamental Mid Cap Value Fund

Period Ended July 31,
Class C	2008[1]
Net asset value, beginning of period	$10.00
Income from investment operations
Net investment income (loss)	0
Net realized and unrealized gains or losses on investments	(0.86)
Total from investment operations	(0.86)
Distributions to shareholders from
Net investment income	0 [2]
Net asset value, end of period	$9.14
Total return[3]	(8.59%)
Ratios and supplemental data
Net assets, end of period (thousands)	$1,107
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%[4]
Expenses excluding waivers/reimbursements and expense reductions	14.24%[4]
Net investment income (loss)	(0.01)%[4]
Portfolio turnover rate	120%
  For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
  Amount represents less than $0.005 per share.
  Excluding applicable sales charges
  Annualized

Period Ended July 31,
Class I	2008[1]
Net asset value, beginning of period	$10.00
Income from investment operations
Net investment income (loss)	0.06
Net realized and unrealized gains or losses on investments	(0.85)
Total from investment operations	(0.79)
Distributions to shareholders from
Net investment income	(0.02)
Net asset value, end of period	$9.19
Total return	(7.92%)
Ratios and supplemental data
Net assets, end of period (thousands)	$465
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%[2]
Expenses excluding waivers/reimbursements and expense reductions	13.24%[2]
Net investment income (loss)	1.01%[2]
Portfolio turnover rate	120%
  For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
  Annualized

Intrinsic Value Fund

	Year Ended July 31,
Class A	2008	2007[1]
Net asset value, beginning of period	$11.53	$10.00
Income from investment operations
Net investment income (loss)	0.09	0.07
Net realized and unrealized gains or losses on investments	(0.96)	1.49
Total from investment operations	(0.87)	1.56
Distributions to shareholders from
Net investment income	(0.05)	(0.03)
Net realized gains	(0.42)	0
Total distributions to shareholders	(0.47)	(0.03)
Net asset value, end of period	$10.19	$11.53
Total return[2]	(7.89)%	15.58%
Ratios and supplemental data
Net assets, end of period (thousands)	$88,456	$81,087
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.11%	1.21%
Expenses excluding waivers/reimbursements and expense reductions	1.12%	1.33%
Net investment income (loss)	0.96%	1.14%
Portfolio turnover rate	26%	91%
  Class A commenced operations on August 1, 2006.
  Excluding applicable sales charges

	Year Ended July 31,
Class B	2008	2007[1]
Net asset value, beginning of period	$11.48	$10.00
Income from investment operations
Net investment income (loss)	0.02	0.02
Net realized and unrealized gains or losses on investments	(0.97)	1.47
Total from investment operations	(0.95)	1.49
Distributions to shareholders from
Net investment income	0	(0.01)
Net realized gains	(0.42)	0
Total distributions to shareholders	(0.42)	(0.01)
Net asset value, end of period	$10.11	$11.48
Total return[2]	(8.58)%	14.89%
Ratios and supplemental data
Net assets, end of period (thousands)	$18,248	$24,084
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.90%	1.97%
Expenses excluding waivers/reimbursements and expense reductions	1.91%	2.09%
Net investment income (loss)	0.15%	0.44%
Portfolio turnover rate	26%	91%
  Class B commenced operations on August 1, 2006.
  Excluding applicable sales charges

Intrinsic Value Fund

	Year Ended July 31,
Class C	2008	2007[1]
Net asset value, beginning of period	$11.48	$10.00
Income from investment operations
Net investment income (loss)	0.01	0.02
Net realized and unrealized gains or losses on investments	(0.96)	1.47
Total from investment operations	(0.95)	1.49
Distributions to shareholders from
Net investment income	0	(0.01)
Net realized gains	(0.42)	0
Total distributions to shareholders	(0.42)	(0.01)
Net asset value, end of period	$10.11	$11.48
Total return[2]	(8.58)%	14.90%
Ratios and supplemental data
Net assets, end of period (thousands)	$22,369	$19,640
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.90%	1.98%
Expenses excluding waivers/reimbursements and expense reductions	1.91%	2.10%
Net investment income (loss)	0.18%	0.31%
Portfolio turnover rate	26%	91%
  Class C commenced operations on August 1, 2006.
  Excluding applicable sales charges

	Year Ended July 31,
Class I	2008	2007[1]
Net asset value, beginning of period	$11.55	$10.00
Income from investment operations
Net investment income (loss)	0.14 [2]	0.10
Net realized and unrealized gains or losses on investments	(0.98)	1.48
Total from investment operations	(0.84)	1.58
Distributions to shareholders from
Net investment income	(0.07)	(0.03)
Net realized gains	(0.42)	0
Total distributions to shareholders	(0.49)	(0.03)
Net asset value, end of period	$10.22	$11.55
Total return	(7.66)%	15.84%
Ratios and supplemental data
Net assets, end of period (thousands)	$299,456	$61,469
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.88%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	0.89%	1.11%
Net investment income (loss)	1.25%	1.18%
Portfolio turnover rate	26%	91%
  Class I commenced operations on August 1, 2006.
  Net investment income (loss) per share is based on average shares outstanding during the period.

Small Cap Value Fund

	Year Ended July 31,
Class A	2008	2007	2006	2005	2004
Net asset value, beginning of period	$21.95	$24.12	$24.45	$20.94	$18.50
Income from investment operations
Net investment income (loss)	(0.01)[1]	0.02	(0.04)	(0.12)	(0.07)
Net realized and unrealized gains or losses on investments	(2.79)	3.37	0.99	5.04	3.02
Total from investment operations	(2.80)	3.39	0.95	4.92	2.95
Distributions to shareholders from
Net investment income	(0.09)	0	0	0	0
Net realized gains	(2.00)	(5.56)	(1.28)	(1.41)	(0.51)
Total distributions to shareholders	(2.09)	(5.56)	(1.28)	(1.41)	(0.51)
Net asset value, end of period	$17.06	$21.95	$24.12	$24.45	$20.94
Total return[2]	(13.70)%	13.97%	4.12%	24.39%[3]	16.16%
Ratios and supplemental data
Net assets, end of period (thousands)	$56,679	$85,292	$91,139	$100,763	$66,878
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.63%	1.47%	1.43%	1.53%	1.60%
Expenses excluding waivers/reimbursements and expense reductions	1.63%	1.47%	1.43%	1.53%	1.60%
Net investment income (loss)	(0.05)%	0.07%	(0.11)%	(0.59)%	(0.54)%
Portfolio turnover rate	49%	23%	42%	56%	43%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges
  Total return increased 0.16% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

	Year Ended July 31,
Class B	2008	2007	2006	2005	2004
Net asset value, beginning of period	$21.60	$23.97	$24.48	$21.11	$18.76
Income from investment operations
Net investment income (loss)	(0.15)[1]	(0.13)	(0.24)	(0.22)	(0.12)
Net realized and unrealized gains or losses on investments	(2.74)	3.32	1.01	5.00	2.98
Total from investment operations	(2.89)	3.19	0.77	4.78	2.86
Distributions to shareholders from
Net realized gains	(2.00)	(5.56)	(1.28)	(1.41)	(0.51)
Net asset value, end of period	$16.71	$21.60	$23.97	$24.48	$21.11
Total return[2]	(14.36)%	13.16%	3.35%	23.49%[3]	15.45%
Ratios and supplemental data
Net assets, end of period (thousands)	$6,637	$9,601	$10,178	$11,086	$5,663
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.38%	2.22%	2.18%	2.24%	2.25%
Expenses excluding waivers/reimbursements and expense reductions	2.38%	2.22%	2.18%	2.24%	2.25%
Net investment income (loss)	(0.80)%	(0.68)%	(0.86)%	(1.29)%	(1.20)%
Portfolio turnover rate	49%	23%	42%	56%	43%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges
  Total return increased 0.15% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

Small Cap Value Fund

	Year Ended July 31,
Class C	2008	2007	2006	2005	2004
Net asset value, beginning of period	$21.61	$23.99	$24.50	$21.12	$18.77
Income from investment operations
Net investment income (loss)	(0.15)[1]	(0.16)	(0.26)	(0.20)	(0.12)
Net realized and unrealized gains or losses on investments	(2.73)	3.34	1.03	4.99	2.98
Total from investment operations	(2.88)	3.18	0.77	4.79	2.86
Distributions to shareholders from
Net realized gains	(2.00)	(5.56)	(1.28)	(1.41)	(0.51)
Net asset value, end of period	$16.73	$21.61	$23.99	$24.50	$21.12
Total return[2]	(14.30)%	13.11%	3.35%	23.53%[3]	15.44%
Ratios and supplemental data
Net assets, end of period (thousands)	$6,047	$9,075	$10,188	$11,976	$5,510
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.38%	2.22%	2.18%	2.24%	2.25%
Expenses excluding waivers/reimbursements and expense reductions	2.38%	2.22%	2.18%	2.24%	2.25%
Net investment income (loss)	(0.80)%	(0.68)%	(0.86)%	(1.30)%	(1.20)%
Portfolio turnover rate	49%	23%	42%	56%	43%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges
  Total return increased 0.15% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

	Year Ended July 31,
Class I	2008	2007	2006	2005	2004
Net asset value, beginning of period	$22.81	$24.81	$25.05	$21.36	$18.80
Income from investment operations
Net investment income (loss)	0.04 [1]	0.10 [1]	0.03	(0.07)	(0.05)
Net realized and unrealized gains or losses on investments	(2.90)	3.46	1.01	5.17	3.12
Total from investment operations	(2.86)	3.56	1.04	5.10	3.07
Distributions to shareholders from
Net investment income	(0.18)	0	0	0	0
Net realized gains	(2.00)	(5.56)	(1.28)	(1.41)	(0.51)
Total distributions to shareholders	(2.18)	(5.56)	(1.28)	(1.41)	(0.51)
Net asset value, end of period	$17.77	$22.81	$24.81	$25.05	$21.36
Total return	(13.48)%	14.30%	4.39%	24.76%[2]	16.55%
Ratios and supplemental data
Net assets, end of period (thousands)	$51,962	$104,898	$348,269	$335,601	$216,778
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.37%	1.20%	1.18%	1.24%	1.26%
Expenses excluding waivers/reimbursements and expense reductions	1.37%	1.20%	1.18%	1.24%	1.26%
Net investment income (loss)	0.19%	0.39%	0.14%	(0.30)%	(0.21)%
Portfolio turnover rate	49%	23%	42%	56%	43%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Total return increased 0.14% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

Special Values Fund

	Year Ended July 31,
Class A	2008	2007	2006	2005	2004
Net asset value, beginning of period	$27.25	$28.55	$30.03	$25.16	$20.62
Income from investment operations
Net investment income (loss)	0.15	0.30	0.07	0.35	0
Net realized and unrealized gains or losses on investments	(3.83)	3.43	1.95	5.87	4.54
Total from investment operations	(3.68)	3.73	2.02	6.22	4.54
Distributions to shareholders from
Net investment income	(0.27)	(0.10)	(0.21)	(0.18)	0
Net realized gains	(4.52)	(4.93)	(3.29)	(1.17)	0
Total distributions to shareholders	(4.79)	(5.03)	(3.50)	(1.35)	0
Net asset value, end of period	$18.78	$27.25	$28.55	$30.03	$25.16
Total return[1]	(15.22)%	13.30%	7.82%	25.55%	22.02%
Ratios and supplemental data
Net assets, end of period (thousands)	$598,656	$959,305	$923,225	$1,161,899	$659,114
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.31%	1.31%	1.31%	1.35%	1.37%
Expenses excluding waivers/reimbursements and expense reductions	1.36%	1.32%	1.34%	1.40%	1.45%
Net investment income (loss)	0.73%	1.07%	0.33%	1.36%	(0.01)%
Portfolio turnover rate	48%	45%	49%	42%	38%
  Excluding applicable sales charges

	Year Ended July 31,
Class B	2008	2007	2006	2005	2004
Net asset value, beginning of period	$26.17	$27.69	$29.25	$24.54	$20.26
Income from investment operations
Net investment income (loss)	0 [1]	0.08	(0.13)	0.15	(0.16)
Net realized and unrealized gains or losses on investments	(3.67)	3.33	1.86	5.73	4.44
Total from investment operations	(3.67)	3.41	1.73	5.88	4.28
Distributions to shareholders from
Net investment income	(0.06)	0	0	0	0
Net realized gains	(4.52)	(4.93)	(3.29)	(1.17)	0
Total distributions to shareholders	(4.58)	(4.93)	(3.29)	(1.17)	0
Net asset value, end of period	$17.92	$26.17	$27.69	$29.25	$24.54
Total return[2]	(15.80)%	12.46%	6.94%	24.69%	21.13%
Ratios and supplemental data
Net assets, end of period (thousands)	$91,049	$163,723	$179,710	$211,594	$202,069
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.06%	2.06%	2.06%	2.06%	2.06%
Expenses excluding waivers/reimbursements and expense reductions	2.11%	2.07%	2.09%	2.11%	2.14%
Net investment income (loss)	(0.02)%	0.30%	(0.42)%	0.62%	(0.71)%
Portfolio turnover rate	48%	45%	49%	42%	38%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges

Special Values Fund

	Year Ended July 31,
Class C	2008	2007	2006	2005	2004
Net asset value, beginning of period	$26.24	$27.75	$29.30	$24.61	$20.31
Income from investment operations
Net investment income (loss)	0 [1]	0.09	(0.12)	0.19	(0.14)
Net realized and unrealized gains or losses on investments	(3.69)	3.33	1.86	5.70	4.44
Total from investment operations	(3.69)	3.42	1.74	5.89	4.30
Distributions to shareholders from
Net investment income	(0.05)	0	0	(0.03)	0
Net realized gains	(4.52)	(4.93)	(3.29)	(1.17)	0
Total distributions to shareholders	(4.57)	(4.93)	(3.29)	(1.20)	0
Net asset value, end of period	$17.98	$26.24	$27.75	$29.30	$24.61
Total return[2]	(15.86)%	12.48%	6.97%	24.66%	21.17%
Ratios and supplemental data
Net assets, end of period (thousands)	$61,307	$131,213	$137,808	$151,718	$106,126
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.06%	2.06%	2.06%	2.07%	2.07%
Expenses excluding waivers/reimbursements and expense reductions	2.11%	2.07%	2.09%	2.12%	2.15%
Net investment income (loss)	(0.02)%	0.31%	(0.42)%	0.63%	(0.71)%
Portfolio turnover rate	48%	45%	49%	42%	38%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges

	Year Ended July 31,
Class I	2008	2007	2006	2005	2004
Net asset value, beginning of period	$27.46	$28.73	$30.20	$25.28	$20.66
Income from investment operations
Net investment income (loss)	0.21	0.37	0.15	0.44	0.07
Net realized and unrealized gains or losses on investments	(3.87)	3.47	1.94	5.90	4.55
Total from investment operations	(3.66)	3.84	2.09	6.34	4.62
Distributions to shareholders from
Net investment income	(0.33)	(0.18)	(0.27)	(0.25)	0 [1]
Net realized gains	(4.52)	(4.93)	(3.29)	(1.17)	0
Total distributions to shareholders	(4.85)	(5.11)	(3.56)	(1.42)	0
Net asset value, end of period	$18.95	$27.46	$28.73	$30.20	$25.28
Total return	(15.00)%	13.62%	8.05%	25.91%	22.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$722,786	$1,067,452	$1,072,390	$1,069,191	$1,002,368
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.06%	1.06%	1.06%	1.06%	1.06%
Expenses excluding waivers/reimbursements and expense reductions	1.11%	1.07%	1.09%	1.11%	1.14%
Net investment income (loss)	0.98%	1.32%	0.58%	1.64%	0.30%
Portfolio turnover rate	48%	45%	49%	42%	38%

Fund Information Quick Reference Guide

Evergreen Express Line Call 1.800.346.3858 24 hours a day to:

  check your account

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P.O. Box 8400
Boston, MA 02266-8400

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Evergreen Investments
30 Dan Road
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For more information about a Fund, ask for:

  The Fund's most recent annual or semi-annual report, which contains a financial accounting for the Fund and a list of the Fund's portfolio holdings as of a specific date. The annual report also contains commentary from the Fund's portfolio manager(s) regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents referenced above, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded from EvergreenInvestments.com.

Information about the Fund (including the documents referenced above) is also available, without charge, on the SEC's web site at http:// www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room inWashington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,
200 Berkeley Street, Boston, MA 02116-5034
Evergreen Investments is a service mark of Evergreen Investment Management
Company, LLC. Copyright 2008.

551539 RV10 (12/07) 811-08413 / 811-08363

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

EVERGREEN EQUITY TRUST

PART A

PROSPECTUS FOR EVERGREEN ENHANCED S&P 500® FUND
AND EVERGREEN FUNDAMENTAL LARGE CAP FUND

CLASSES ABCI

SUPPLEMENT TO THE

PROSPECTUSES

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN ENVISION FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN BALANCED FUNDS

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(each, a “Fund,” together, the “Funds”)

Wells Fargo & Company (“Wells Fargo”) and Wachovia Corporation (“Wachovia”) announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval.  In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo.  Due to its ownership of preferred shares, Wells Fargo may be deemed to control Evergreen Investment Management Company, LLC (“EIMC”).

If Wells Fargo is deemed to control EIMC, then the Advisory Agreements between the Funds and EIMC and the Sub-Advisory Agreements between EIMC and the Funds’ various sub-advisers would have terminated automatically in connection with the issuance of preferred shares.  To address this possibility, on October 20, 2008 the Board of Trustees approved interim Advisory Agreements with EIMC and interim Sub-Advisory Agreements with each sub-adviser, which became effective upon the issuance of the preferred shares.  The interim agreements will be in effect for a period of up to 150 days.  EIMC's receipt of the advisory fees under an interim Advisory Agreement is subject to the approval by shareholders of the Fund of a new Advisory Agreement with EIMC.

  Wells Fargo is a $609 billion diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance through banking stores, the internet and other distribution channels to consumers, businesses and institutions in all 50 states and in other countries.

October 21, 2008	583471 (10/08)

Evergreen
BLEND EQUITY FUNDS
Prospectus December 1, 2008
Enhanced S&P 500® Fund Equity Index Fund Fundamental Large Cap Fund Share Classes A, B, C, I

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

Special Note to Shareholders Regarding a Fund's Investment Goal:

The Fund's Board of Trustees can change the investment goal without a shareholder vote.

Risk Factors for All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;

  not a deposit with a bank;

  not insured, endorsed or guaranteed by the FDIC or any government agency; and

  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

Portfolio Holdings

A description of the Evergreen funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in each Fund's Statement of Additional Information in the section entitled "Policy for Dissemination of Portfolio Holdings."

Evergreen Blend Equity Funds
Fund Summary
Evergreen Enhanced S&P 500® Fund	2
Evergreen Equity Index Fund	6
Evergreen Fundamental Large Cap Fund	9
Fund Risks
Principal Risks	12
Additional Investment Strategies and Related Risks	13
Fund Management
Investment Advisor and Administrator	13
Portfolio Manager(s)	14
Affiliated Service Providers	15
Legal Proceedings	15
Pricing
Calculating a Fund's Share Price	15
Valuing a Fund's Investments	16
Share Class Information
Sales Charge by Class	17
Sales Charge Reduction	20
Buying and Selling Fund Shares
Account Minimums	22
Retirement Plans	23
Opening an Account, Adding to an Account, and Selling Fund Shares	23
Additional Shareholder Services	24
Short-Term Trading Policy	25
Dividends and Distributions	26
Taxes	26
Portfolio Trading Costs and Turnover	27
Financial Highlights	29

Fund Summary

Evergreen Enhanced S&P 500® Fund

INVESTMENT GOAL

The Fund seeks total return greater than that of the S&P 500® Index.1

INVESTMENT STRATEGY

The Fund invests, under normal conditions, at least 80% of its assets in common stocks of companies included within the S&P 500® Index (S&P 500). The S&P 500 is an unmanaged index of 500 common stocks chosen by Standard & Poor's to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. The S&P 500 includes both growth and value securities. "Value" securities are securities which are considered to be currently undervalued in the marketplace. "Growth" stocks are stocks of companies which are considered to have anticipated earnings ranging from steady to accelerated growth. Up to 20% of the Fund's assets may be invested in equity securities of companies not included in the S&P 500, including foreign stocks, and cash or cash equivalents. The Fund's portfolio manager seeks to outperform the S&P 500 by employing a quantitative investment approach to identify companies with favorable investment characteristics in the areas of valuation, investor sentiment and quality. In the aggregate, this approach seeks to offer risk characteristics similar to the S&P 500, while emphasizing those investment characteristics the portfolio manager considers most likely to lead to performance greater than that of the S&P 500.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Index Fund Risk. An index fund cannot modify its investment strategy to respond to changes in the economy, may be particularly susceptible to general market declines, may not track its benchmark index perfectly and may have lower returns than its benchmark index due to fees and expenses.

1

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Return for Class A Shares (%)

Highest Quarter:	4th Quarter 1998	+26.52%
Lowest Quarter:	3rd Quarter 1998	-18.28%
Year-to-date total return as of 9/30/2008 is -18.43%
Average Annual Total Returns for the period ended 12/31/2007[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 2/28/1990
Class A	2/28/1990	0.42%	12.94%	4.27%	10.24%
Class A (after taxes on distributions)[2]	2/28/1990	-1.35%	12.31%	2.82%	N/A
Class A (after taxes on distributions and the sale of Fund Shares)[2]	2/28/1990	2.63%	11.32%	3.14%	N/A
Class B3	11/7/1997	0.06%	12.98%	4.12%	9.54%
Class C	6/30/1999	3.79%	13.23%	4.11%	10.16%
Class I	2/21/1995	5.76%	14.36%	5.04%	10.74%
S&P 500 Index		5.49%	12.83%	5.91%	11.00%

1

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

2

The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

3	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table that follows can be found in the section entitled "Share Class Information." Annual Fund Operating Expenses are based on the Fund's most recent fiscal year end.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within 18 months.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees[1]	0.45%	0.45%	0.45%	0.45%
12b-1 Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.24%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses[1]	0.94%	1.69%	1.69%	0.69%

1	The Fund pays a monthly management fee at an annual rate of 0.30%. The monthly management fee is increased, up to a maximum annual rate of 0.45%, by one-half of the amount by which the investment returns of the Fund's Class I shares exceed the return of the S&P 500 plus 0.25%. Similarly, the monthly management fee is decreased, down to a minimum annual rate of 0.15%, by one-half the amount by which the Fund's investment return is less than the return of the S&P 500 minus 0.25%. The fee is paid monthly based on the Fund's performance for a rolling 36-month period ending with the month for which the fee is calculated (subject to transition rules through December 1, 2008). Any adjustment to the management fee is applied based on the Fund's average daily net assets over the same period for which the adjustment is calculated. For examples of the calculation of the performance fee, please see the section of the prospectus entitled "The Funds' Investment Advisor." See the Statement of Additional Information for a detailed description of the calculation of the management fee.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$566	$172	$172	$70
3 Years	$760	$533	$533	$221
5 Years	$970	$918	$918	$384
10 Years	$1,575	$1,799	$1,998	$859
If you sold your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$566	$672	$272	$70
3 Years	$760	$833	$533	$221
5 Years	$970	$1,118	$918	$384
10 Years	$1,575	$1,799	$1,998	$859

Because the Fund's fees and expenses may vary from year to year, the total fees and expenses you will actually pay may be higher or lower than those shown above.

Fund Summary

Evergreen Equity Index Fund

INVESTMENT GOAL

The Fund seeks investment results that achieve price and yield performance similar to the S&P 500® Index.1

INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities that represent a composite of the S&P 500® Index (S&P 500). The S&P 500 is an unmanaged index of 500 common stocks chosen by Standard & Poor's to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. The S&P 500 includes both growth and value securities. "Value" securities are securities which are considered to be currently undervalued in the marketplace. "Growth" stocks are stocks of companies which are considered to have anticipated earnings ranging from steady to accelerated growth. To replicate the performance of the S&P 500, the Fund's portfolio manager uses a passive management approach.

The Fund intends to sell a portfolio investment when it is removed from the S&P 500.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Index Fund Risk. An index fund cannot modify its investment strategy to respond to changes in the economy, may be particularly susceptible to general market declines, may not track its benchmark index perfectly and may have lower returns than its benchmark index due to fees and expenses.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

1

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class I Shares (%)1

Highest Quarter:	4th Quarter 1998	+21.30%
Lowest Quarter:	3rd Quarter 2002	-17.34%
Year-to-date total return as of 9/30/2008 is -19.48%
Average Annual Total Returns for the period ended 12/31/2007[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 2/14/1985
Class A	11/4/1998	-0.04%	11.08%	4.81%	11.12%
Class B2	11/3/1998	-0.84%	11.08%	4.60%	11.03%
Class C	4/30/1999	3.16%	11.34%	4.65%	11.05%
Class I	2/14/1985	5.22%	12.46%	5.57%	11.47%
Class I (after taxes on distributions)[3]	2/14/1985	4.97%	12.11%	5.00%	N/A
Class I (after taxes on distributions and the sale of Fund Shares)[3]	2/14/1985	3.74%	10.79%	4.58%	N/A
S&P 500 Index		5.49%	12.83%	5.91%	12.28%

1

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I from 7/27/1998 to the inception of Classes A, B and C. Historical performance shown for Class I prior to 7/28/1998 is based on the performance of Class Y of the fund's predecessors, CoreFund Equity Index Fund from 6/1/1991 through 7/27/1998 and Viking Index Fund from 2/14/1985 through 5/31/1991. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Neither Class I nor Y pays a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, and C would have been lower.

2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.
3

The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table that follows can be found in the section entitled "Share Class Information." Annual Fund Operating Expenses are based on the Fund's most recent fiscal year end.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within 18 months.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.32%	0.32%	0.32%	0.32%
12b-1 Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses[1]	0.90%	1.65%	1.65%	0.65%

1	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.50% for Class A, 1.25% for Class B, 1.25% for Class C and 0.25% for Class I. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$562	$168	$168	$66
3 Years	$748	$520	$520	$208
5 Years	$950	$897	$897	$362
10 Years	$1,530	$1,754	$1,955	$810
If you sold your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$562	$668	$268	$66
3 Years	$748	$820	$520	$208
5 Years	$950	$1,097	$897	$362
10 Years	$1,530	$1,754	$1,955	$810

Because the Fund's fees and expenses may vary from year to year, the total fees and expenses you will actually pay may be higher or lower than those shown above.

Fund Summary

Evergreen Fundamental Large Cap Fund

INVESTMENT GOAL

The Fund seeks capital growth with the potential for current income.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in the common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 1000® Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the companies tracked by the Russell 1000® Index. As of its last reconstitution in June 2008, the Russell 1000® Index had a market capitalization range of approximately $755 million to $466 billion. The Fund earns current income from dividends paid on equity securities and may seek additional income primarily by investing up to 20% of its assets in convertible bonds, including below investment grade bonds (i.e., bonds rated Ba and lower by Moody's Investors Service, Inc. and BB and lower by Standard & Poor's Rating Services which are considered below investment grade bonds and are commonly referred to as "high yield" or "junk" bonds) and convertible preferred stocks of any quality. The Fund may invest up to 20% of its assets in foreign securities.

The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. "Value" securities are securities which the Fund's portfolio managers believe are currently undervalued in the marketplace. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. The Fund's portfolio managers utilize an intrinsic value approach to look for companies that they believe are temporarily undervalued in the marketplace, sell at a discount to their asset values, or display certain characteristics such as a return premium to cost of capital or a sustainable competitive advantage in their industry.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Below Investment Grade Bond Risk. Below investment grade bonds are considered speculative by the major rating agencies and are usually backed by issuers of less proven or questionable financial strength.

  Convertible Securities Risk. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price.The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

  Credit Risk. The issuer of a debt security may be unable to pay interest and principal when due, and the value of a debt security may decline if an issuer defaults or if its credit quality deteriorates.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Interest Rate Risk. When interest rates go up, the values of debt securities tend to fall. When interest rates go down, interest earned on debt securities may also decline.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class I Shares (%)

Highest Quarter:	4th Quarter 1999	+17.08%
Lowest Quarter:	3rd Quarter 2001	-19.58%
Year-to-date total return as of 9/30/2008 is -14.45%
Average Annual Total Returns for the period ended 12/31/2007[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 10/15/1986
Class A	1/3/1995	1.42%	11.37%	3.15%	9.61%
Class B2	1/3/1995	1.82%	11.63%	3.01%	9.43%
Class C	1/3/1995	5.86%	11.90%	3.02%	9.43%
Class I	10/15/1986	7.91%	13.02%	4.05%	10.09%
Class I (after taxes on distributions)[3]	10/15/1986	7.09%	12.20%	3.17%	N/A
Class I (after taxes on distributions and the sale of Fund Shares)[3]	10/15/1986	6.24%	11.23%	3.21%	N/A
S&P 500 Index		5.49%	12.83%	5.91%	11.63%

1

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.
3

The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table that follows can be found in the section entitled "Share Class Information." Annual Fund Operating Expenses are based on the Fund's most recent fiscal year end.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within 18 months.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.59%	0.59%	0.59%	0.59%
12b-1 Fees	0.25%[1]	1.00%	1.00%	0.00%
Other Expenses[2]	0.50%	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses[2]	1.34%[1]	2.09%	2.09%	1.09%

1	Restated to reflect current fees.
2	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$704	$212	$212	$111
3 Years	$975	$655	$655	$347
5 Years	$1,267	$1,124	$1,124	$601
10 Years	$2,095	$2,229	$2,421	$1,329
If you sold your shares, you would pay:
After:	Class A	Class B	Class C	Class I
1 Year	$704	$712	$312	$111
3 Years	$975	$955	$655	$347
5 Years	$1,267	$1,324	$1,124	$601
10 Years	$2,095	$2,229	$2,421	$1,329

Because the Fund's fees and expenses may vary from year to year, the total fees and expenses you will actually pay may be higher or lower than those shown above.

FUND RISKS

PRINCIPAL RISKS

The following provides additional information regarding the various risks referenced in the section entitled "Fund Summary." For a list of the principal risks that apply to a particular Fund, please refer to that Fund's summary page.

  Stock Market Risk. Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield of, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

  Market Capitalization Risk. Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

  Investment Style Risk. Different types of securities — such as growth style or value style securities — tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

  Foreign Investment Risk. Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

  Credit Risk. Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

  Interest Rate Risk. When interest rates go up, the values of debt securities tend to fall. If a Fund invests a significant portion of its portfolio in debt securities, and if interest rates rise, then the value of the Fund's investments in debt securities and its yield may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

  Below Investment Grade Bond Risk. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks or to adverse business, financial or economic conditions, and less certain to pay interest and principal than issuers of more highly rated securities and/or bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

  Index Fund Risk. A Fund that seeks to approximate the investment performance of a specified benchmark index is generally not actively managed and invests in securities included in its benchmark index regardless of their investment merit. Therefore, the Fund cannot modify its investment strategy to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index. Although the Fund uses modeling techniques intended to produce performance that approximates its benchmark index (before expenses), there can be no assurance that these techniques will reduce "tracking error", the difference between the Fund's investment results (before expenses) and the results of the index. The Fund's returns may be lower than the returns of its benchmark index as a result of brokerage costs, fees and operating expenses.

  Convertible Securities Risk. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies described under "Investment Strategy," a Fund may also pursue the following non-principal investment strategies, which are subject to the risks described below:

  Foreign Securities. Enhanced S&P 500® Fund may invest up to 20% of its assets in foreign securities. A Fund which uses this kind of investment strategy is subject to "Foreign Investment Risk" discussed in the section entitled 'Principal Risks.'

  Derivatives. A Fund may, but will not necessarily, use derivatives. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment adviser. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

  Temporary Defensive Strategy. A Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

For more information on these and other investment strategies a Fund may pursue, and the risks associated with such strategies, please see the Fund's Statement of Additional Information (SAI).

FUND MANAGEMENT

INVESTMENT ADVISOR AND ADMINISTRATOR

As investment advisor to the Evergreen funds, Evergreen Investment Management Company, LLC (EIMC) manages and oversees each Evergreen fund's investments and supervises its daily business affairs. EIMC has been managing mutual funds and private accounts since 1932 and managed over $112.9 billion in assets for the Evergreen funds as of 12/31/2007. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), a bank holding company in the United States, with over $782.9 billion in assets as of 12/31/2007.

For a Fund's most recent fiscal year, the advisory fee paid to EIMC was as follows:

Advisory Fees Paid as % of Net Assets
Evergreen Fund	As a % of average daily net assets
Enhanced S&P 500® Fund	0.45%
Equity Index Fund	0.00%
Fundamental Large Cap Fund	0.59%

Evergreen Enhanced S&P 500® Fund pays an advisory fee that may be increased or decreased depending on the Fund's performance.

Evergreen Enhanced S&P 500® Fund pays a monthly management fee at an annual rate of 0.30%. The monthly management fee is increased, up to a maximum annual rate of 0.45%, by one-half of the amount by which the investment returns of the Fund's Class I shares exceed the return of the S&P 500 plus 0.25%. Similarly, the monthly management fee is decreased, down to a minimum annual rate of 0.15%, by one-half of the amount by which the Fund's investment return is less than the return of the S&P 500 minus 0.25%. The fee is paid monthly based on the Fund's performance for a rolling 36-month period ending with the month for which the fee is calculated (subject to transition rules through December 1, 2008). Any adjustment to the management fee is applied based on the Fund's average daily net assets over the same period for which the adjustment is calculated.

The following are examples of how the performance of Evergreen Enhanced S&P 500® Fund's Class I shares will impact the management fee paid by the Fund after the transition period (beginning December 1, 2008). These are hypothetical examples included for illustration purposes only:

  Example A - Class I share performance is within 0.25% of the S&P 500

  Example B - Class I share outperforms the S&P 500 by 0.39%

  Example C - Class I share outperforms the S&P 500 by 0.79%

  Example D - Class I share underperforms the S&P 500 by 0.39%

  Example E - Class I share underperforms the S&P 500 by 0.79%

	Return before performance fee	S&P 500 Index Return	Performance fee	Management fee
Example A	10.00%	9.75%-10.25%	0.00%	0.30%
Example B	10.39%	10.00%	0.07%	0.37%
Example C	10.79%	10.00%	0.15%	0.45%
Example D	9.61%	10.00%	-0.07%	0.23%
Example E	9.21%	10.00%	-0.15%	0.15%

EIMC also serves as administrator to the Evergreen funds. As administrator, EIMC prepares various filings, reports and contracts on behalf of the Evergreen funds, performs certain back office services, and provides the Evergreen funds with facilities, equipment and personnel. The Evergreen funds pay EIMC a fee for these services and those fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

For a discussion regarding the basis for the approval of a Fund's investment advisory, and, if applicable, sub-advisory agreement(s) by its Board of Trustees, please see the Fund's most recent shareholder report for the period ended January 31st.

PORTFOLIO MANAGER(S)

Enhanced S&P 500® Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
William E. Zieff/2000	Portfolio Manager	EIMC or predecessor 2000-Present	Senior Portfolio Manager & Managing Director
Equity Index Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
William E. Zieff/2000	Portfolio Manager	EIMC or predecessor 2000-Present	Senior Portfolio Manager & Managing Director
Fundamental Large Cap Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Walter T. McCormack, CFA/2002	Lead Portfolio Manager	EIMC or predecessor 2002-Present	Senior Portfolio Manager & Managing Director
Emory W. (Sandy) Sanders, Jr., CFA/2007	Portfolio Manager	EIMC or predecessor 1997-Present	Portfolio Manager

The SAI contains additional information about a Fund's portfolio manager(s), including other accounts managed, ownership of Fund shares and elements of compensation.

AFFILIATED SERVICE PROVIDERS

Evergreen Service Company, LLC (ESC), a subsidiary of Wachovia and an affiliate of EIMC, serves as the Evergreen funds' transfer agent. The Evergreen funds pay ESC fees for these services and such fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

Evergreen Investment Services, Inc. (EIS), a subsidiary of Wachovia and an affiliate of EIMC, serves as the Evergreen funds' distributor/principal underwriter. Certain of the Evergreen funds pay EIS fees for these services pursuant to their 12b-1 plans as well as through the sales charges paid in respect of fund shares. For information regarding such compensation with respect to a Fund, please see the SAI.

Wachovia Bank N.A., an affiliate of EIMC, may serve as securities lending agent in respect of a portion of a Fund's securities and is compensated for such services on a basis approved by the Fund's Board of Trustees. For information regarding such compensation with respect to a Fund, please see the SAI.

A Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with EIMC. For information regarding the amounts of any such trades with respect to a Fund, please see the SAI. For more general information about portfolio transactions, see the section entitled "Portfolio Trading Costs."

LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, the Evergreen funds, EIMC and certain of EIMC's affiliates may be subject from time to time to regulatory inquiries and investigations. EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds. There can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

PRICING

CALCULATING A FUND'S SHARE PRICE

The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under certain unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided, as set forth in "Requests In Good Order" in the section entitled "Buying and Selling Fund Shares."

VALUING A FUND'S INVESTMENTS

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days from acquisition date or less will be valued at amortized cost.

Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated.

Valuing securities at a "fair value." If a market price for a security is not readily available or is deemed unreliable, a Fund will use a "fair value" for the security as determined under policies established and reviewed periodically by the Fund's Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market.

The amount of any particular Fund's portfolio that is fair valued will vary based on, among other factors, the types of investments the Fund holds. Depending on the types of investments a Fund holds, a substantial amount of its assets may be fair valued. Examples of securities that may be fair valued include:

  Securities that trade on foreign exchanges. Many foreign exchanges close substantially before a Fund calculates its NAV, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund that holds such securities values its shares. In such instances, a Fund may fair value such securities.

  Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the U.S. dollar will affect the Fund's NAV. Because a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund's NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund's NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

  Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days from acquisition date for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as the prices of securities with similar characteristics, such as yields, maturities, liquidity and ratings.

SHARE CLASS INFORMATION

SALES CHARGE BY CLASS

Each share class has its own sales charge and fee structure. For additional information regarding sales charges and fees, see "Purchase and Redemption of Shares" and "Service Fees Paid to Investment Firms" in the SAI. Pay particularly close attention to the fee structure of each class to ensure that you invest in the appropriate share class for your investment needs and so that you know how much you will be paying before you invest. There are several ways in which you may be able to reduce or eliminate sales charges. Please see "Sales Charge Reduction" for more details.

Summary of Share Classes
	Class A	Class B	Class C	Class I
Front-End Sales Charge	Up to 4.75%, depending on amount invested (except for Fundamental Large Cap Fund, which charges up to 5.75%)	None	None	None
Contingent Deferred Sales Charge	None, except 1% on redemptions on purchases of $1,000,000 or more within 18 months of purchase	Up to 5% if you sell your shares - charge is reduced over time and not charged after six years	Up to 1% if you sell your shares within one year of purchase	None
12b-1 Fees	Up to 0.25% of average daily net assets	Up to 1% of average daily net assets	Up to 1% of average daily net assets	None
Annual Expenses	Lower than Class B or Class C; Higher than Class I	Higher than Class A and Class I; Same as Class C shares; Class B shares convert to Class A shares after eight years	Higher than Class A and Class I shares; Same as Class B shares	Lower than Class A, Class B and Class C shares

  12b-1 Fees. To compensate EIS for the service it provides and for the expenses it bears in connection with the distribution of Fund shares, certain classes of the Evergreen funds make payments to EIS from fees assessed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Because 12b-1 fees are paid out of the assets of each applicable class on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales loads.

  Class A. If you select Class A shares, you may pay a front-end sales charge as described in the following table(s), but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). The front-end sales charge is deducted from your investment before it is invested in a Fund. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "Sales Charge Reduction" for more details). In addition, Class A shares are subject to ongoing expenses known as 12b-1 fees. The table below shows how front-end sales charges for Class A shares are calculated.

Class A Front-End Sales Charge
	As a % of Offering Price1,[2]	As a % of Your Net Investment[1]	Dealer Commission as a % of Offering Price[3]
Up to $49,999	4.75%	4.99%	4.25%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus,
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

1	The front-end sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	The offering price includes the applicable front-end sales charge.
3	The dealer commission is generally paid by EIS from the front-end sales charge you pay upon investing in the Fund.

Fundamental Large Cap Fund only:

Class A Front-End Sales Charge
	As a % of Offering Price1,[2]	As a % of Your Net Investment[1]	Dealer Commission as a % of Offering Price[3]
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

1	The front-end sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	The offering price includes the applicable front-end sales charge.
3	The dealer commission is generally paid by EIS from the front-end sales charge you pay upon investing in the Fund.

Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using a distribution from another Evergreen fund) are not subject to sales charges. Although no front-end sales charge applies to purchases of $1 million or more, if you sell any such shares within 18 months, you may pay a 1.00% contingent deferred sales charge on the shares sold. For more information, see "Calculating the Contingent Deferred Sales Charge."

  Class B. If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you sell your shares within six years. See "Calculating the Contingent Deferred Sales Charge" for information on how the contingent deferred sales charge is determined. In addition, your shares are subject to 12b-1 fees. After eight years, Class B shares automatically convert to Class A shares. Depending on your investment timeframe, the combined contingent deferred sales charge and Rule 12b-1 fees may result in higher costs than if you had purchased Class A or Class C shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Class B Contingent Deferred Sales Charge
Years Held	Maximum Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance[1]	4.00%

1	The dealer allowance, or commission, is paid by EIS to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction."

You may not purchase Class B shares if the purchase would cause your aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause your account to exceed this amount in Class B shares will be treated as a purchase of Class A shares. However, Evergreen is not able to track a shareholder's purchases made through financial intermediaries or held in an omnibus account. It will be necessary for a financial intermediary to track purchases of the Evergreen funds by its clients to ensure adherence to our policy. Certain of the Evergreen funds' financial intermediaries are currently in the process of enhancing their computer systems in order to have the ability to aggregate shares. Until these systems are complete, such financial intermediaries are unable to aggregate share class purchases. Purchases of Class B shares made through different financial intermediaries, such as through two different broker-dealers, would not be able to be tracked and aggregated.

  Class C. If you select Class C shares, you do not pay a front-end sales charge but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you sell your shares within one year. See "Calculating the Contingent Deferred Sales Charge" for information on how the contingent deferred sales charge is determined. Class C shares do not convert to Class A shares, so the higher 12b-1 fees paid by Class C shares continue for the life of the account and may cost more over the life of the account than if you had paid a front-end sales charge on Class A shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Class C Contingent Deferred Sales Charge
Years Held	Maximum Sales Charge
1	1.00%
Thereafter	0.00%
Dealer Allowance[1]	1.00%

1	The dealer allowance, or commission, is paid by EIS to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction."

Calculating the Contingent Deferred Sales Charge
The holding period for the contingent deferred sales charge begins on the day your purchase is accepted. If a contingent deferred sales charge is imposed, the Fund deducts it from the redemption proceeds you would otherwise receive. The contingent deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) your original cost for such shares. Upon request for redemption, the Fund will first seek to sell shares not subject to the contingent deferred sales charge and then shares held the longest in an effort to keep the contingent deferred sales charge you pay as low as possible. The contingent deferred sales charge on any redemption is, to the extent permitted by Financial Industry Regulatory Authority (FINRA), paid to EIS or its predecessor. Please see "Purchase and Redemption of Shares" in the SAI for more information.

  Class I. The Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "Buying and Selling Fund Shares," in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

  Additional Compensation to Financial Services Firms. EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or EIS's resources, as the case may be (including profits from investment management and other agreements and arrangements between them and their affiliates and the Evergreen funds), and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these amounts are paid to financial services firms that include the Evergreen funds on a "preferred list." Please contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements. In addition, EIS or its affiliates may compensate financial intermediaries for various administrative and account maintenance services they provide to their clients who are Evergreen fund shareholders.

If payments to financial services firms by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial services firm employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by EIMC or EIS and their affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial services firm at the time of your purchase.

SALES CHARGE REDUCTION

There are several ways in which you may be able to reduce or eliminate sales charges, regardless of whether you hold your shares directly with the Fund or through a financial intermediary.

Contact Evergreen or your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

Summary of Sales Charge Reductions
Programs Available ( ✓ )	Class A	Class B	Class C
Right of Accumulation	✓	Balances may apply to reduce sales charge on Class A purchases	Balances may apply to reduce sales charge on Class A purchases
Letter of Intent	✓	N/A	N/A
Combined Purchases	✓	Balances may apply to reduce sales charge on Class A purchases	Balances may apply to reduce sales charge on Class A purchases
NAV Privileges (e.g., Retirement Plans, Wrap Accounts, etc.)	✓	N/A	N/A
CDSC Waiver	✓ (on purchases of $1M or more)	✓	✓

At the time of making a purchase or redemption, it may be necessary for you to inform Evergreen or your investment professional of the existence of other accounts held by you or your immediate family members, or any other facts and circumstances that may be relevant to qualifying for any of these programs and to provide Evergreen or your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs. To determine who qualifies as an immediate family member, please see the section entitled "Immediate Family Members."

Class A Front-End Sales Charge Reduction

  Rights of Accumulation. You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge applicable to your current Class A purchase. Only balances currently held entirely either in accounts with the Evergreen funds or, if held in an account through a financial services firm, at the same firm through which you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Shares held through other financial service firms will not be added to your current purchase for purposes of determining your Class A sales charge. You may include investments held by the members of your immediate family (please see the section entitled "Immediate Family Members" at the end of this section), including the value of Evergreen fund investments held by you or them in individual retirement plans, such as individual retirement accounts (IRAs) and trust accounts where either you or your immediate family member is the grantor of the trust, provided such balances are also currently held entirely either in accounts with the Evergreen funds or, if held in an account through a financial services firm, at the same financial services firm through which you are making your current purchase. The value of Evergreen funds investments held in employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, will not be added to your current purchase for purposes of determining your Class A sales charge.

  Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of one or more Evergreen funds over a 13 month period. Purchases made within the previous 90 days are eligible to be included in the total amount. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met. If your commitment is not met, a portion of your investment will be redeemed to satisfy the higher front-end sales charge applicable to the amount actually purchased.

  Combined Purchases. You may reduce your front-end sales charge for purchases of Class A shares if you purchase Class A, Class B and/or Class C shares in multiple Evergreen funds at the same time, excluding amounts that you invest in any Evergreen money market funds on which no sales charge will be paid. The combined dollar amount invested in Class A, Class B and/or Class C shares will determine the front-end sales charge applied to all of your current Class A share purchases. Shares held through other financial service firms will not be added to your current purchase for purposes of determining your Class A sales charge.

  NAV Purchases. Class A shares may be sold at NAV (without a front-end sales charge and generally without a contingent deferred sales charge) to the following:

  Current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual's immediate family.

  Employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual's immediate family.

  Employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans. In connection with purchases by such plans, EIS will pay the applicable investment firm a commission that corresponds to the commission rate that applies at the first breakpoint where no sales charge is incurred, as set forth in the Class A table of the previous section entitled "Sales Charge by Class." If the total value of the plan's assets in the Fund exceeds this first breakpoint, the commission paid will correspond to the rate that applies at the appropriate breakpoint based on the value of the plan's holdings. Please note that certain redemptions may not qualify for a waiver of contingent deferred sales charges. See the following section entitled "Waivers of Contingent Deferred Sales Charge."

  Institutional investors (which may include bank trust departments and registered investment advisors).

  Wrap, or separately managed, accounts held with investment advisors, consultants or financial planners who have entered into an agreement with Evergreen.

  Class members of the lawsuit, O'Malley v. Boris, C.A. No. 15735-NC, with respect to purchases of up to $50,000. Class members may transfer this benefit to certain family members and related entities. This benefit expires as of April 29, 2009.

Waivers of Contingent Deferred Sales Charge

  You will not be assessed a contingent deferred sales charge for Class A (if applicable), Class B or Class C shares if you sell shares in the following situations:

  When the shares were purchased through reinvestment of dividends/capital gains.

  Death of a shareholder named on the relevant account, provided the redemption is made prior to registering the account in another name or changing the account registration to remove the decedent's name.

  Disability of a shareholder named on the relevant account incurred after purchase of the shares (this generally excludes accounts registered in the names of trusts and other entities). In order to be considered disabled, the shareholder's condition must meet the Social Security Administration's definition of disability.

  Systematic withdrawals of up to 1.00% of the account balance per month or up to 3.00% of the account balance per quarter.

  Shares in an account that has been closed because it falls below the minimum initial purchase amount.

  Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA.

  Mandatory withdrawals from the ERISA plan of a shareholder who is at least 70 1/2 years old.

  Loan proceeds and financial hardship distributions from a retirement plan.

  Returns of excess contributions or excess deferral amounts made to a retirement plan participant.

  A redemption by an individual participant in employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans (this waiver is not available in the event such a plan, as a whole, redeems substantially all of its assets).

You can also find information relating to sales charges and sales charge reduction and elimination programs at EvergreenInvestments.com, as well as in the section entitled "Purchase and Redemption of Shares" in the SAI.

Immediate Family Members
Immediate family members include the following, and only the following: Your spouse, who is the person to whom you are legally married. We also consider your spouse to include the following:

  an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  a domestic partner, who is an individual (including one of the same gender) with whom you share a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood and to whom you are not married; and

  an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Your parents, who are your biological or adoptive mother and father. We also consider your parents to include any legal guardian, who is the person legally placed in charge of your affairs if you are a minor or legally incompetent, and your stepparents. We do not consider your parents to include any mother-in-law, father-in-law or grandparent. Your siblings, who are your biological brothers and sisters, stepbrothers and stepsisters. We also consider your siblings to include your adoptive brothers and sisters. Your children, who are your biological or adopted sons and daughters. We also consider your children to include your stepchildren, legal wards and persons for whom you stand in loco parentis.

BUYING AND SELLING FUND SHARES

ACCOUNT MINIMUMS

Account Minimums
	Minimum Initial Purchase of Classes A, B and C shares[1]	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,0002,3,[4]	$1,000,0002,5,[6]	None
IRAs	$1,0002,[3]	N/A5	None
Systematic Investment Plan	$500[3]	N/A5	$50/monthly (for Classes A, B and C)[5]

1	The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.
2	The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.
3	The minimum initial purchase amount for Evergreen Equity Index Fund is $25,000. Shareholders of Evergreen Equity Index Fund who held shares in a registered name prior to December 1, 2005 may continue to maintain a minimum balance of $1,000, however, these accounts will be subject to the small account fee referred to below.
4	The minimum initial purchase amount for Class A shares may be waived for employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans as well as for fee-based mutual fund wrap programs.
5	The minimum purchase amount does not apply to (i) former Class Y shareholders, (ii) former SouthTrust funds shareholders, (iii) former Vestaur Securities Fund shareholders, or (iv) investment advisory clients of EIMC (or its advisory affiliates). Each of the aforementioned classes of investors may invest in Class I shares at the minimum investment amounts for Class A, B, and C shares described above.
6	The minimum purchase amount does not apply to the following two types of investors: (i) employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans with total plan assets of more than $1 million and (ii) fee-based mutual fund wrap accounts. In addition, EIMC or the Board of Trustees may waive, in their discretion, the minimum initial investment under other circumstances.

  Small Account Fee. The Evergreen funds reserve the right to assess a $15 annual low balance fee on each fund account with a value of less than $1,000. The funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, or (iv) other accounts as may be determined from time to time by the Evergreen funds. The Evergreen funds will notify you prior to assessing this fee, so that you can increase your account balance above the minimum, consolidate your accounts, or liquidate your account. You may take these actions at any time by contacting your investment professional or Evergreen.

RETIREMENT PLANS

You may invest in a Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

OPENING AN ACCOUNT, ADDING TO AN ACCOUNT, AND SELLING FUND SHARES

Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional or an Evergreen funds service representative. See "Additional Shareholder Services" for information on the Exchange Privilege, Payroll Deduction, Systematic Investment Plan (SIP), and Systematic Withdrawal Plan (SWP).

Requests in "Good Order"
All purchase, exchange and redemption requests must be received in "good order." This means that the request must include:

  The Fund name and account number;

  The amount (in dollars or shares) and type (purchase or sale) of the request;

  Signature(s) of the registered owner(s);

  If required, a Medallion signature guarantee (see "Redemption Requests That Require a Signature Guarantee"); and

  Any supporting legal documentation that may be required.

Purchase, exchange and redemption requests that are in good order and are received by the Fund or an authorized investment dealer before the Fund's closing time (usually 4:00 p.m. ET on market trading days) will be processed at the NAV calculated that day.[1]
Purchase, exchange and redemption requests that are in good order and are received by the Fund or an authorized investment dealer at or after the Fund's closing time will be processed at the next NAV calculated.[1] The Evergreen funds reserve the right to reject any purchase or exchange order and to terminate a shareholder's investment or exchange privileges.

1	The Fund's shares may be made available through financial services firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial services firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to certain unusual circumstances.
Opening an Account
By Mail or through an Investment Professional	Step 1	Complete and sign an account application. You can download an account application from EvergreenInvestments.com.
	Step 2	Instruct your bank to wire or transfer your purchase (they may charge a wire fee) or make a check payable to "Evergreen Investments" in the amount of your investment.
	Step 3	Mail all applicable documents to the address below, or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EIS):
		Postal Service Address: Evergreen Investments P.O. Box 8400 Boston, MA 02266-8400	Overnight Address: Evergreen Investments 30 Dan Road Canton, MA 02021-2809
Adding to an Account
By Mail	Step 1 Step 2	Write a note that includes all the information listed under "Requests in Good Order" above. Complete Steps 2 and 3 under "Opening an Account" above.
By Phone	Step 1	Call the Evergreen Express Line (available 24 hours a day) at 1.800.346.3858, or, to speak with an Evergreen funds service representative, call 1.800.343.2898 between 9 a.m. and 6 p.m. ET on any business day.
	Step 2	Either instruct your bank to wire or transfer the amount of your purchase (they may charge a wiring fee) or, if your bank account is on file with EIS, contact Evergreen to request an electronic transfer through the Automated Clearing House (ACH), so that you may avoid paying wiring fees. A purchase transferred through ACH may not be less than $100 and may not exceed $10,000.
Selling Fund Shares
To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions. For all other accounts, you may redeem shares as follows:
By Mail	Step 1 Step 2	Write a note that includes all the information listed under "Requests in Good Order" above. Complete Step 3 under "Opening an Account" above.
By Phone [1]		Call the Evergreen Express Line (available 24 hours a day) at 1.800.346.3858, or, to speak with an Evergreen funds service representative, call 1.800.343.2898 between 9 a.m. and 6 p.m. ET on any business day.

1	The telephone redemption service must be authorized ahead of time, and is only available for regular accounts. Once you have authorized this service, anyone with a Personal Identification Number (PIN) or the required account information (including your investment professional) can request a telephone redemption in your account.

  Nature and Timing of Proceeds. Normally, we will send your redemption proceeds on the next business day after we process your request; however we may take up to seven business days. As permitted by federal securities laws, we may suspend redemptions or postpone payment for more than seven days under certain unusual circumstances. We also reserve the right to wait up to ten business days to redeem any investments made by check or ACH transfer. In addition, we reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount. See "Account Minimums."

  Redemption Requests That Require a Signature Guarantee. To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a Medallion signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a Medallion signature guarantee, please contact your financial advisor or call Evergreen. The following circumstances require a Medallion signature guarantee:

  You are redeeming more than $50,000.

  You want the proceeds transmitted into a bank account not listed on the account.

  You want the proceeds payable to anyone other than the registered owner(s) of the account.

  Either the address or the bank account you are sending the proceeds to has been changed within 30 days.

  The account is registered in the name of a fiduciary corporation or any other organization.

In these cases, additional documentation may be required:
corporate accounts: certified copy of corporate resolution
fiduciary accounts: copy of the power of attorney or other governing document	Who Can Provide a Medallion Signature Guarantee? Commercial Bank Trust Company Savings Association Credit Union Member of a U.S. Stock Exchange

ADDITIONAL SHAREHOLDER SERVICES

For more information about these services, visit EvergreenInvestments.com.

  Exchange Privilege. You can easily exchange shares between Evergreen funds by contacting your investment professional or an Evergreen funds service representative, by calling the Evergreen Express Line at 1.800.346.3858 or by visiting EvergreenInvestments.com.

Exchanges must:

  meet the minimum initial purchase amount of the Fund into which you are exchanging; and

  be within the same class and under the same registration.

There is no sales charge when exchanging shares within the Evergreen funds family, except for exchanges from Class A shares of an Evergreen money market fund that have not been subject to a previous sales charge.

The telephone exchange service must be authorized ahead of time, and is only available for regular accounts. Once you have authorized this service, anyone with a Personal Identification Number (PIN) or the required account information (including your investment professional) can request a telephone exchange in your account.

  Payroll Deduction (Classes A, B and C only). If you want to invest automatically through your paycheck, call 1.800.343.2898 to find out how you can set up direct payroll deductions. Your payroll department will let you know the date of the pay period when your investment begins.

  Systematic Investment Plan (SIP). You can transfer money automatically from your bank account into your Fund account on a monthly or quarterly basis. To enroll when opening an account, check off the box on the account application and provide: (i) your bank account information and (ii) the amount and date of your monthly or quarterly investment. To establish automatic investing for an existing account, call 1.800.343.2898 for an application.The minimum investment is $50 per month.

  Systematic Withdrawal Plan (SWP). You can transfer money automatically from your Fund account on a monthly or quarterly basis. The withdrawal can be mailed to you or deposited directly into your bank account. The minimum amount required to be withdrawn monthly is $75. To enroll, call 1.800.343.2898 for instructions. Enrolling in the SWP may subject you to a Small Account Fee if your account balance drops below $1,000.

SHORT-TERM TRADING POLICY

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on a Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;

  Evergreen Adjustable Rate Fund;

  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary maintaining the shareholder account is able to identify the transaction as part of a firm-approved asset allocation program;

  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent such trading.

DIVIDENDS AND DISTRIBUTIONS

A mutual fund distributes to its shareholders the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain.

  Distribution Payment Schedule. A Fund usually distributes capital gains, if any, at least once a year, near the end of the calendar year. The frequency with which a Fund distributes dividends is listed below:

Dividend Payments
Fund	Frequency
Enhanced S&P 500® Fund	Quarterly
Equity Index Fund	Quarterly
Fundamental Large Cap Fund	Quarterly

When an investor purchases shares of a Fund, the investor generally becomes eligible to receive dividend distributions on such shares on the first business day following receipt by the Fund's transfer agent of payment for the shares.

If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution even though you did not hold your shares during all or some of the period when the dividend or distribution was earned by the Fund.

  Distribution Options. Unless you choose otherwise on the account application, all dividend, capital gain and other distribution payments made to you by a Fund will be reinvested in additional shares of the Fund. Other options are:

    to reinvest dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund;

    to reinvest capital gains but receive all ordinary income dividend distributions in cash; or

    to receive all distributions in cash.

You may write to us at Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400 or call 1.800.343.2898 to change options. If you purchase shares through your employer's retirement plan, the terms of the plan may govern the reinvestment of distributions from the Fund.

When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the next-calculated NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

Generally, as described in more detail below, a shareholder may be taxed in two ways:

  On Fund distributions (dividends and capital gains).

  On any gain made when shares are sold or exchanged by the shareholder.

Exceptions may exist for certain shareholders:

  If you invest in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account.

  Because Evergreen Money Market Funds seek to maintain a stable NAV, the sale or exchange of shares in such funds is typically not a taxable event.

  Because the income received by Evergreen Bond Funds and Evergreen Money Market Funds generally does not include corporate dividends, the discussion below regarding qualified dividend income will generally not apply to such funds.

  Dividends, but not capital gains, distributed by Evergreen Municipal Bond Funds and Evergreen Municipal Money Market Funds are generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income tax. Dividends, but not capital gains, distributed by Evergreen State Municipal Bond Funds and Evergreen State Municipal Money Market Funds are generally exempt from personal income taxes in the state for which the Fund is named. To the extent that dividends distributed by such funds are not exempt from federal income tax, the following discussion applies.

  Fund Distributions. When a Fund distributes dividends or capital gains to you, you must pay any taxes due, whether you receive these distributions in cash or elect to have them reinvested.

Dividends may be treated in two different ways for federal income tax purposes, as ordinary income or as qualified dividend income. Under the current tax code, certain income received by the Fund and distributed to you as a dividend may constitute qualified dividend income, which is currently taxed at a rate no higher than 15% for the taxable years beginning before January 1, 2011, provided that the Fund and its shareholders meet certain holding period and other requirements with respect to the underlying stock and the shareholder's Fund shares, respectively. In addition, in order for dividends received by the Fund from a foreign corporation to constitute qualified dividends, the relevant foreign country must have a tax treaty with the U.S. and the foreign corporation must satisfy certain additional requirements. If the dividends paid to you do not constitute qualified dividend income, you must report them as ordinary income, meaning that they will be taxed at your maximum marginal income tax rate.

When a mutual fund sells a security at a gain that it held for a year or less, the gain is considered short-term, and when distributed to you, it will be taxed as ordinary income at your maximum marginal income tax rate. When a mutual fund sells a security at a gain that it held for more than a year, the gain is considered long-term, and when distributed to you, it will currently be taxed at a rate no higher than 15%.

  Gains/Losses You Realize When You Sell or Exchange Shares. When you sell or exchange shares in a Fund, you have created a taxable event. Remember, an exchange is a purchase and sale for tax purposes. You must report any resulting gain or loss on your tax return unless the transaction was entered into through a tax-deferred retirement account. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares.

  Tax Reporting. ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale or exchange, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information about the federal, state and local tax consequences of an investment in a fund.

  Retirement Plans. You may invest in an Evergreen fund through employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

PORTFOLIO TRADING COSTS AND TURNOVER

Portfolio Trading Costs. When mutual funds buy or sell equity securities, brokerage commissions are generally paid to the broker-dealers that execute the transactions. Rather than being reflected as an ongoing expense of a fund, commissions are added to the cost of purchasing, or subtracted from the proceeds of selling, a security, when determining a fund's gain or loss. Although from time to time a fund might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of "mark-up" is included in the price paid for the security. As a result, funds that invest mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower transaction costs, than funds that invest mainly in equity securities.

Information concerning the brokerage commissions paid by a Fund during its most recent fiscal year is set forth below. The table does not reflect the undisclosed amount of "mark-up" on principal transactions, if any.

Evergreen Enhanced S&P 500® Fund
Total shares traded[1]	40,103,261
Total dollars traded[1]	$1,519,973,419
Average commission per share	$0.01
Commission per share range	$0.00 - $0.38
Total commissions paid	$513,497
Total commissions as a percentage of average net assets	0.03%
Commissions paid per $1,000 invested	$0.30

1	Only includes trades in which a commission was paid.
Evergreen Equity Index Fund
Total shares traded[1]	$12,289,338
Total dollars traded[1]	$324,088,848
Average commission per share	$0.01
Commission per share range	$0.00 - $0.08
Total commissions paid	$73,824
Total commissions as a percentage of average net assets	0.01%
Commissions paid per $1,000 invested	$0.08

1	Only includes trades in which a commission was paid.
Evergreen Fundamental Large Cap Fund
Total shares traded[1]	16,667,355
Total dollars traded[1]	$665,001,185
Average commission per share	$0.04
Commission per share range	$0.00 - $0.27
Total commissions paid	$598,573
Total commissions as a percentage of average net assets	0.06%
Commissions paid per $1,000 invested	$0.58

1	Only includes trades in which a commission was paid.

Portfolio Turnover. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Enhanced S&P 500® Fund

	Year Ended July 31, 2008[1]	Year Ended September 30,
Class A		2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.97	$17.09	$15.56	$13.56	$11.93	$9.70
Income from investment operations
Net investment income (loss)	0.14	0.18	0.19	0.12 [2]	0.07	0.05 [2]
Net realized and unrealized gains or losses on investments	(2.58)	2.48	1.53	2.02	1.62	2.23
Total from investment operations	(2.44)	2.66	1.72	2.14	1.69	2.28
Distributions to shareholders from
Net investment income	(0.14)	(0.18)	(0.19)	(0.14)	(0.06)	(0.05)
Net realized gains	(1.99)	(0.60)	0	0	0	0
Total distributions to shareholders	(2.13)	(0.78)	(0.19)	(0.14)	(0.06)	(0.05)
Net asset value, end of period	$14.40	$18.97	$17.09	$15.56	$13.56	$11.93
Total return[3]	(14.06)%	15.98%	11.13%	15.86%	14.16%	23.61%
Ratios and supplemental data
Net assets, end of period (thousands)	$348,350	$513,074	$115,630	$100,728	$51,209	$40,373
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.94%[4]	0.89%	0.81%	1.11%	1.15%	1.12%
Expenses excluding waivers/reimbursements and expense reductions	0.94%[4]	0.89%	0.82%	1.15%	1.17%	1.22%
Net investment income (loss)	1.12%[4]	0.92%	1.20%	0.83%	0.47%	0.47%
Portfolio turnover rate	29%	71%	52%	38%	54%	49%
  For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges
  Annualized

Enhanced S&P 500® Fund

	Year Ended July 31, 2008[1]	Year Ended September 30,
Class B		2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.13	$16.36	$14.90	$13.01	$11.48	$9.36
Income from investment operations
Net investment income (loss)	0.05 [2]	0.04 [2]	0.07 [2]	0 [2]	(0.04)	(0.03)[2]
Net realized and unrealized gains or losses on investments	(2.46)	2.37	1.47	1.95	1.57	2.15
Total from investment operations	(2.41)	2.41	1.54	1.95	1.53	2.12
Distributions to shareholders from
Net investment income	(0.05)	(0.04)	(0.08)	(0.06)	0 [3]	0 [3]
Net realized gains	(1.99)	(0.60)	0	0	0	0
Total distributions to shareholders	(2.04)	(0.64)	(0.08)	(0.06)	0	0
Net asset value, end of period	$13.68	$18.13	$16.36	$14.90	$13.01	$11.48
Total return[4]	(14.60)%	15.05%	10.34%	15.03%	13.34%	22.68%
Ratios and supplemental data
Net assets, end of period (thousands)	$11,935	$23,630	$29,352	$55,071	$11,177	$10,211
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.69%[5]	1.62%	1.57%	1.81%	1.85%	1.85%
Expenses excluding waivers/reimbursements and expense reductions	1.69%[5]	1.62%	1.58%	1.85%	1.87%	1.94%
Net investment income (loss)	0.37%[5]	0.25%	0.46%	0.00%	(0.24)%	(0.25)%
Portfolio turnover rate	29%	71%	52%	38%	54%	49%
  For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Amount represents less than $0.005 per share.
  Excluding applicable sales charges
  Annualized

Enhanced S&P 500® Fund

	Year Ended July 31, 2008[1]	Year Ended September 30,
Class C		2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.45	$16.64	$15.17	$13.24	$11.69	$9.53
Income from investment operations
Net investment income (loss)	0.05	0.04 [2]	0.07 [2]	0.01 [2]	(0.03)[2]	(0.02)[2]
Net realized and unrealized gains or losses on investments	(2.51)	2.42	1.49	1.98	1.58	2.18
Total from investment operations	(2.46)	2.46	1.56	1.99	1.55	2.16
Distributions to shareholders from
Net investment income	(0.05)	(0.05)	(0.09)	(0.06)	0 [3]	0
Net realized gains	(1.99)	(0.60)	0	0	0	0
Total distributions to shareholders	(2.04)	(0.65)	(0.09)	(0.06)	0	0
Net asset value, end of period	$13.95	$18.45	$16.64	$15.17	$13.24	$11.69
Total return[4]	(14.58)%	15.10%	10.29%	15.08%	13.27%	22.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$10,409	$12,331	$7,944	$6,003	$2,518	$460
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.69%[5]	1.63%	1.55%	1.81%	1.84%	1.85%
Expenses excluding waivers/reimbursements and expense reductions	1.69%[5]	1.63%	1.56%	1.85%	1.86%	1.94%
Net investment income (loss)	0.36%[5]	0.24%	0.45%	0.09%	(0.24)%	(0.21)%
Portfolio turnover rate	29%	71%	52%	38%	54%	49%
  For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Amount represents less than $0.005 per share.
  Excluding applicable sales charges
  Annualized

Enhanced S&P 500® Fund

	Year Ended July 31, 2008[1]	Year Ended September 30,
Class I		2007	2006	2005	2004	2003
Net asset value, beginning of period	$19.06	$17.16	$15.62	$13.61	$11.99	$9.74
Income from investment operations
Net investment income (loss)	0.19	0.23	0.24	0.18	0.10	0.08 [2]
Net realized and unrealized gains or losses on investments	(2.61)	2.49	1.53	2.01	1.62	2.25
Total from investment operations	(2.42)	2.72	1.77	2.19	1.72	2.33
Distributions to shareholders from
Net investment income	(0.17)	(0.22)	(0.23)	(0.18)	(0.10)	(0.08)
Net realized gains	(1.99)	(0.60)	0	0	0	0
Total distributions to shareholders	(2.16)	(0.82)	(0.23)	(0.18)	(0.10)	(0.08)
Net asset value, end of period	$14.48	$19.06	$17.16	$15.62	$13.61	$11.99
Total return	(13.89)%	16.28%	11.44%	16.19%	14.40%	24.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$942,112	$1,592,166	$1,722,790	$1,432,963	$1,455,039	$528,160
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.69%[3]	0.62%	0.55%	0.80%	0.84%	0.85%
Expenses excluding waivers/reimbursements and expense reductions	0.69%[3]	0.62%	0.56%	0.84%	0.86%	0.94%
Net investment income (loss)	1.36%[3]	1.25%	1.45%	1.23%	0.76%	0.76%
Portfolio turnover rate	29%	71%	52%	38%	54%	49%
  For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Annualized

Equity Index Fund

	Year Ended July 31,
Class A	2008	2007	2006	2005	2004
Net asset value, beginning of period	$54.39	$47.72	$46.12	$41.29	$37.12
Income from investment operations
Net investment income (loss)	0.87	0.72	0.64	0.68	0.46
Net realized and unrealized gains or losses on investments	(7.11)	6.66	1.57	4.83	4.18
Total from investment operations	(6.24)	7.38	2.21	5.51	4.64
Distributions to shareholders from
Net investment income	(0.86)	(0.71)	(0.61)	(0.68)	(0.47)
Net asset value, end of period	$47.29	$54.39	$47.72	$46.12	$41.29
Total return[1]	(11.60)%	15.51%	4.82%	13.43%	12.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$262,336	$366,413	$241,553	$265,500	$245,244
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.50%	0.57%	0.57%	0.57%	0.57%
Expenses excluding waivers/reimbursements and expense reductions	0.90%	0.88%	0.96%	0.98%	0.99%
Net investment income (loss)	1.64%	1.35%	1.35%	1.56%	1.12%
Portfolio turnover rate	7%	14%	6%	4%	3%
  Excluding applicable sales charges

	Year Ended July 31,
Class B	2008	2007	2006	2005	2004
Net asset value, beginning of period	$54.10	$47.46	$45.88	$41.09	$36.95
Income from investment operations
Net investment income (loss)	0.47 [1]	0.34 [1]	0.28 [1]	0.35 [1]	0.15
Net realized and unrealized gains or losses on investments	(7.07)	6.60	1.58	4.80	4.16
Total from investment operations	(6.60)	6.94	1.86	5.15	4.31
Distributions to shareholders from
Net investment income	(0.44)	(0.30)	(0.28)	(0.36)	(0.17)
Net asset value, end of period	$47.06	$54.10	$47.46	$45.88	$41.09
Total return[2]	(12.26)%	14.65%	4.05%	12.57%	11.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$68,025	$113,488	$141,090	$186,218	$201,550
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.26%	1.32%	1.32%	1.32%	1.32%
Expenses excluding waivers/reimbursements and expense reductions	1.66%	1.63%	1.69%	1.68%	1.69%
Net investment income (loss)	0.89%	0.65%	0.60%	0.82%	0.37%
Portfolio turnover rate	7%	14%	6%	4%	3%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges

Equity Index Fund

	Year Ended July 31,
Class C	2008	2007	2006	2005	2004
Net asset value, beginning of period	$54.15	$47.52	$45.95	$41.14	$37.00
Income from investment operations
Net investment income (loss)	0.46	0.34 [1]	0.27	0.35 [1]	0.15
Net realized and unrealized gains or losses on investments	(7.05)	6.60	1.58	4.82	4.16
Total from investment operations	(6.59)	6.94	1.85	5.17	4.31
Distributions to shareholders from
Net investment income	(0.46)	(0.31)	(0.28)	(0.36)	(0.17)
Net asset value, end of period	$47.10	$54.15	$47.52	$45.95	$41.14
Total return[2]	(12.25)%	14.63%	4.04%	12.61%	11.66%
Ratios and supplemental data
Net assets, end of period (thousands)	$137,044	$175,657	$173,515	$198,719	$199,725
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%	1.32%	1.32%	1.32%	1.32%
Expenses excluding waivers/reimbursements and expense reductions	1.65%	1.63%	1.69%	1.68%	1.69%
Net investment income (loss)	0.89%	0.63%	0.60%	0.81%	0.37%
Portfolio turnover rate	7%	14%	6%	4%	3%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges

	Year Ended July 31,
Class I	2008	2007	2006	2005	2004
Net asset value, beginning of period	$54.43	$47.76	$46.15	$41.31	$37.14
Income from investment operations
Net investment income (loss)	1.00 [1]	0.85	0.75 [1]	0.82	0.59
Net realized and unrealized gains or losses on investments	(7.10)	6.66	1.58	4.80	4.15
Total from investment operations	(6.10)	7.51	2.33	5.62	4.74
Distributions to shareholders from
Net investment income	(1.00)	(0.84)	(0.72)	(0.78)	(0.57)
Net asset value, end of period	$47.33	$54.43	$47.76	$46.15	$41.31
Total return	(11.37)%	15.80%	5.08%	13.72%	12.78%
Ratios and supplemental data
Net assets, end of period (thousands)	$212,661	$340,321	$255,492	$326,324	$393,068
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.25%	0.32%	0.32%	0.32%	0.32%
Expenses excluding waivers/reimbursements and expense reductions	0.65%	0.63%	0.69%	0.68%	0.69%
Net investment income (loss)	1.89%	1.62%	1.60%	1.83%	1.38%
Portfolio turnover rate	7%	14%	6%	4%	3%
  Net investment income (loss) per share is based on average shares outstanding during the period.

Fundamental Large Cap Fund

	Year Ended July 31,
Class A	2008	2007	2006	2005	2004
Net asset value, beginning of period	$26.73	$23.37	$23.25	$20.85	$20.02
Income from investment operations
Net investment income (loss)	0.17 [1]	0.13 [1]	0.11 [1]	0.14 [1]	0.07 [1]
Net realized and unrealized gains or losses on investments	(2.36)	3.65	0.52	3.64	2.21
Total from investment operations	(2.19)	3.78	0.63	3.78	2.28
Distributions to shareholders from
Net investment income	(0.12)	(0.11)	(0.08)	(0.12)	0 [2]
Net realized gains	(1.27)	(0.31)	(0.43)	(1.26)	(1.45)
Total distributions to shareholders	(1.39)	(0.42)	(0.51)	(1.38)	(1.45)
Net asset value, end of period	$23.15	$26.73	$23.37	$23.25	$20.85
Total return[3]	(8.74)%	16.29%	2.76%	18.77%	11.78%
Ratios and supplemental data
Net assets, end of period (millions)	$521	$646	$642	$794	$364
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.33%	1.38%	1.38%	1.39%	1.61%
Expenses excluding waivers/reimbursements and expense reductions	1.36%	1.41%	1.40%	1.49%	1.65%
Net investment income (loss)	0.69%	0.50%	0.49%	0.62%	0.36%
Portfolio turnover rate	24%	17%	21%	44%	87%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Amount represents less than $0.005 per share.
  Excluding applicable sales charges

	Year Ended July 31,
Class B	2008	2007	2006	2005	2004
Net asset value, beginning of period	$24.89	$21.87	$21.86	$19.72	$19.14
Income from investment operations
Net investment income (loss)	(0.01)[1]	(0.04)[1]	(0.05)[1]	(0.01)[1]	(0.08)[1]
Net realized and unrealized gains or losses on investments	(2.19)	3.40	0.49	3.42	2.11
Total from investment operations	(2.20)	3.36	0.44	3.41	2.03
Distributions to shareholders from
Net investment income	(0.01)	(0.03)	0	(0.01)	0
Net realized gains	(1.27)	(0.31)	(0.43)	(1.26)	(1.45)
Total distributions to shareholders	(1.28)	(0.34)	(0.43)	(1.27)	(1.45)
Net asset value, end of period	$21.41	$24.89	$21.87	$21.86	$19.72
Total return[2]	(9.42)%	15.44%	2.07%	17.93%	10.97%
Ratios and supplemental data
Net assets, end of period (millions)	$77	$150	$214	$340	$272
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.07%	2.09%	2.07%	2.10%	2.33%
Expenses excluding waivers/reimbursements and expense reductions	2.07%	2.11%	2.09%	2.20%	2.37%
Net investment income (loss)	(0.06)%	(0.18)%	(0.21)%	(0.03)%	(0.36)%
Portfolio turnover rate	24%	17%	21%	44%	87%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges

Fundamental Large Cap Fund

	Year Ended July 31,
Class C	2008	2007	2006	2005	2004
Net asset value, beginning of period	$24.89	$21.87	$21.86	$19.72	$19.14
Income from investment operations
Net investment income (loss)	(0.01)[1]	(0.05)[1]	(0.05)[1]	0 [1]	(0.08)[1]
Net realized and unrealized gains or losses on investments	(2.19)	3.41	0.49	3.42	2.11
Total from investment operations	(2.20)	3.36	0.44	3.42	2.03
Distributions to shareholders from
Net investment income	(0.01)	(0.03)	0	(0.02)	0
Net realized gains	(1.27)	(0.31)	(0.43)	(1.26)	(1.45)
Total distributions to shareholders	(1.28)	(0.34)	(0.43)	(1.28)	(1.45)
Net asset value, end of period	$21.41	$24.89	$21.87	$21.86	$19.72
Total return[2]	(9.40)%	15.44%	2.07%	17.95%	10.97%
Ratios and supplemental data
Net assets, end of period (millions)	$61	$80	$86	$110	$116
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.08%	2.09%	2.08%	2.10%	2.31%
Expenses excluding waivers/reimbursements and expense reductions	2.08%	2.11%	2.10%	2.20%	2.35%
Net investment income (loss)	(0.06)%	(0.20)%	(0.21)%	(0.01)%	(0.35)%
Portfolio turnover rate	24%	17%	21%	44%	87%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Excluding applicable sales charges

	Year Ended July 31,
Class I	2008	2007	2006	2005	2004
Net asset value, beginning of period	$27.21	$23.76	$23.63	$21.16	$20.26
Income from investment operations
Net investment income (loss)	0.24 [1]	0.21 [1]	0.19 [1]	0.20 [1]	0.13 [1]
Net realized and unrealized gains or losses on investments	(2.40)	3.70	0.52	3.70	2.25
Total from investment operations	(2.16)	3.91	0.71	3.90	2.38
Distributions to shareholders from
Net investment income	(0.22)	(0.15)	(0.15)	(0.17)	(0.03)
Net realized gains	(1.27)	(0.31)	(0.43)	(1.26)	(1.45)
Total distributions to shareholders	(1.49)	(0.46)	(0.58)	(1.43)	(1.48)
Net asset value, end of period	$23.56	$27.21	$23.76	$23.63	$21.16
Total return	(8.46)%	16.59%	3.08%	19.12%	12.12%
Ratios and supplemental data
Net assets, end of period (millions)	$225	$274	$263	$292	$83
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.08%	1.09%	1.08%	1.08%	1.33%
Expenses excluding waivers/reimbursements and expense reductions	1.08%	1.11%	1.10%	1.18%	1.37%
Net investment income (loss)	0.94%	0.79%	0.80%	0.87%	0.64%
Portfolio turnover rate	24%	17%	21%	44%	87%
  Net investment income (loss) per share is based on average shares outstanding during the period.

Fund Information Quick Reference Guide

Evergreen Express Line Call 1.800.346.3858 24 hours a day to:

  check your account

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Monday - Friday, 9 a.m. to 6 p.m. ET to

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Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

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  for general correspondence

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Evergreen Investments
30 Dan Road
Canton, MA 02021-2809

Visit us on-line

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For more information about a Fund, ask for:

  The Fund's most recent annual or semi-annual report, which contains a financial accounting for the Fund and a list of the Fund's portfolio holdings as of a specific date. The annual report also contains commentary from the Fund's portfolio manager(s) regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents referenced above, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded from EvergreenInvestments.com.

Information about the Fund (including the documents referenced above) is also available, without charge, on the SEC's web site at http:// www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room inWashington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,
200 Berkeley Street, Boston, MA 02116-5034
Evergreen Investments is a service mark of Evergreen Investment Management
Company, LLC. Copyright 2008.

583523 (12/08) 811-08413 / 811-08363

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

EVERGREEN EQUITY TRUST

PART A

PROSPECTUS FOR
EVERGREEN EQUITY INCOME FUND AND EVERGREEN SPECIAL VALUES FUND

CLASS R

SUPPLEMENT TO THE

PROSPECTUSES

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN ENVISION FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN BALANCED FUNDS

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(each, a “Fund,” together, the “Funds”)

Wells Fargo & Company (“Wells Fargo”) and Wachovia Corporation (“Wachovia”) announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval.  In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo.  Due to its ownership of preferred shares, Wells Fargo may be deemed to control Evergreen Investment Management Company, LLC (“EIMC”).

If Wells Fargo is deemed to control EIMC, then the Advisory Agreements between the Funds and EIMC and the Sub-Advisory Agreements between EIMC and the Funds’ various sub-advisers would have terminated automatically in connection with the issuance of preferred shares.  To address this possibility, on October 20, 2008 the Board of Trustees approved interim Advisory Agreements with EIMC and interim Sub-Advisory Agreements with each sub-adviser, which became effective upon the issuance of the preferred shares.  The interim agreements will be in effect for a period of up to 150 days.  EIMC's receipt of the advisory fees under an interim Advisory Agreement is subject to the approval by shareholders of the Fund of a new Advisory Agreement with EIMC.

  Wells Fargo is a $609 billion diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance through banking stores, the internet and other distribution channels to consumers, businesses and institutions in all 50 states and in other countries.

October 21, 2008	583471 (10/08)

Evergreen
DOMESTIC VALUE EQUITY FUNDS
Prospectus December 1, 2008
Evergreen Equity Income Fund Evergreen Special Values Fund Share Class R*
* Class R shares are only available to participants in certain retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

Special Note to Shareholders Regarding a Fund's Investment Goal:

The Fund's Board of Trustees can change the investment goal without a shareholder vote.

Risk Factors for All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;

  not a deposit with a bank;

  not insured, endorsed or guaranteed by the FDIC or any government agency; and

  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

Portfolio Holdings

A description of the Evergreen funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in each Fund's Statement of Additional Information in the section entitled "Policy for Dissemination of Portfolio Holdings."

Evergreen Domestic Value Equity Funds
Fund Summary
Evergreen Equity Income Fund	2
Evergreen Special Values Fund	5
Fund Risks
Principal Risks	8
Additional Investment Strategies and Related Risks	9
Fund Management
Investment Advisor and Administrator	10
Portfolio Manager(s)	10
Affiliated Service Providers	10
Legal Proceedings	11
Pricing
Calculating a Fund's Share Price	11
Valuing a Fund's Investments	11
Share Class Information
Share Class Information	12
Buying and Selling Fund Shares
Short-Term Trading Policy	12
Taxes	13
Portfolio Trading Costs and Turnover	13
Financial Highlights	15

Fund Summary

Evergreen Equity Income Fund

INVESTMENT GOAL

The Fund seeks current income and capital growth in the value of its shares.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities that produce income, including common stocks and securities convertible into common stocks, across all market capitalizations. The Fund may invest up to 20% of its assets in investment grade bonds and convertible debentures of any quality. A security is considered to be investment grade if it is rated in the top four ratings categories. The Fund may invest up to 50% of its assets in foreign securities.

The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. "Value" securities are securities which the Fund's portfolio managers believe are currently undervalued in the marketplace based on, for example, low price-to-earnings and low price-to-cash-flow multiples. "Growth" securities are securities of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth.

Security ratings are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Below Investment Grade Bond Risk. Below investment grade bonds are considered speculative by the major rating agencies and are usually backed by issuers of less proven or questionable financial strength.

  Convertible Securities Risk. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price.The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

  Credit Risk. The issuer of a debt security may be unable to pay interest and principal when due, and the value of a debt security may decline if an issuer defaults or if its credit quality deteriorates.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Interest Rate Risk. When interest rates go up, the values of debt securities tend to fall. When interest rates go down, interest earned on debt securities may also decline.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Small- and Medium-sized Companies Risk. Small- and medium-sized companies tend to be more vulnerable to adverse developments and investments in them may be more volatile than investments in larger companies.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class R Shares (%)1

Highest Quarter:	2nd Quarter 2003	+16.08%[1]
Lowest Quarter:	3rd Quarter 2002	-14.89%[1]
Year-to-date total return as of 9/30/2008 is -15.98%
Average Annual Total Returns for the period ended 12/31/2007[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 8/31/1978
Class R	10/10/2003	2.52%	12.20%	6.20%	11.77%
Russell 1000 Value Index		-0.17%	14.63%	7.68%	N/A

1

Historical performance shown for Class R prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class R have not been adjusted to reflect the effect of the class' 12b-1 fee. This fee is 0.50% for Class R. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class R would have been lower. Class I shares are not offered in this prospectus.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's most recent fiscal year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class R
Management Fees	0.61%
12b-1 Fees	0.50%
Other Expenses[1]	0.30%
Total Annual Fund Operating Expenses[1]	1.41%

1	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class R
1 Year	$144
3 Years	$446
5 Years	$771
10 Years	$1,691
If you sold your shares, you would pay:
After:	Class R
1 Year	$144
3 Years	$446
5 Years	$771
10 Years	$1,691

Fund Summary

Evergreen Special Values Fund

INVESTMENT GOAL

The Fund seeks to produce growth of capital.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 2000® Index. As of its last reconstitution in June 2008, the Russell 2000® Index had a market capitalization range of approximately $57 million to $3.8 billion. The remaining 20% of the Fund's assets may be invested in other types of investments, including those that fall outside the range tracked by the Russell 2000® Index.

The portfolio manager looks for significantly undervalued companies that he believes have the potential for above-average appreciation with below-average risk. Typical investments include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Small- and Medium-sized Companies Risk. Small- and medium-sized companies tend to be more vulnerable to adverse developments and investments in them may be more volatile than investments in larger companies.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class R Shares (%)1

Highest Quarter:	2nd Quarter 2003	+17.20%[1]
Lowest Quarter:	3rd Quarter 1998	-18.00%[1]
Year-to-date total return as of 9/30/2008 is -7.84%
Average Annual Total Returns for the period ended 12/31/2007[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 5/7/1993
Class R	10/10/2003	-8.30%	14.68%	10.14%	13.27%
Russell 2000 Value Index		-9.78%	15.80%	9.06%	12.25%

1

Historical performance shown for Class R prior to its inception is based on the performance of Class A, the original class offered. The historical performance shown for Class A prior to 6/17/2002 is based on the performance of Class A of the Fund's predecessor fund, Wachovia Special Values Fund. The historical returns for Class R have not been adjusted to reflect the effect of the class' 12b-1 fee. These fees are 0.25% for Class A and 0.50% for Class R. If these fees had been reflected, returns for Class R would have been lower. Class A shares are not offered in this prospectus.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's most recent fiscal year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class R
Management Fees	0.79%
12b-1 Fees	0.50%
Other Expenses	0.32%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses1,[2]	1.63%

1	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (each an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.58% for Class R. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class R
1 Year	$166
3 Years	$514
5 Years	$887
10 Years	$1,933
If you sold your shares, you would pay:
After:	Class R
1 Year	$166
3 Years	$514
5 Years	$887
10 Years	$1,933

FUND RISKS

PRINCIPAL RISKS

The following provides additional information regarding the various risks referenced in the section entitled "Fund Summary." For a list of the principal risks that apply to a particular Fund, please refer to that Fund's summary page.

  Stock Market Risk. Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield of, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

  Market Capitalization Risk. Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

  Investment Style Risk. Different types of securities — such as growth style or value style securities — tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. There also may be less publicly available information about the securities of smaller companies or less market interest in such securities. Such companies may also be dependent on a small management group, may have little or no operating history or track record of success, and may have limited product lines, markets and financial resources. The securities of small- and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

  Credit Risk. Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. If a Fund invests a significant portion of its portfolio in debt securities, and if interest rates rise, then the value of the Fund's investments in debt securities and its yield may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

  Foreign Investment Risk. Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

  Below Investment Grade Bond Risk. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks or to adverse business, financial or economic conditions, and less certain to pay interest and principal than issuers of more highly rated securities and/or bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

  Convertible Securities Risk. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies described under "Investment Strategy," a Fund may also pursue the following non-principal investment strategies, which are subject to the risks described below:

  Foreign Securities. Special Values Fund may invest up to 20% of its assets in foreign securities. A Fund which uses this kind of investment strategy is subject to "Foreign Investment Risk" discussed in the section entitled 'Principal Risks.'

  Derivatives. A Fund may, but will not necessarily, use derivatives. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment adviser. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

  Temporary Defensive Strategy. A Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

For more information on these and other investment strategies a Fund may pursue, and the risks associated with such strategies, please see the Fund's Statement of Additional Information (SAI).

FUND MANAGEMENT

INVESTMENT ADVISOR AND ADMINISTRATOR

As investment advisor to the Evergreen funds, Evergreen Investment Management Company, LLC (EIMC) manages and oversees each Evergreen fund's investments and supervises its daily business affairs. EIMC has been managing mutual funds and private accounts since 1932 and managed over $112.9 billion in assets for the Evergreen funds as of 12/31/2007. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), a bank holding company in the United States, with over $782.9 billion in assets as of 12/31/2007.

For a Fund's most recent fiscal year, the advisory fee paid to EIMC was as follows:

Advisory Fees Paid as % of Net Assets
Evergreen Fund	As a % of average daily net assets
Equity Income Fund	0.61%
Special Values Fund	0.74%

EIMC also serves as administrator to the Evergreen funds. As administrator, EIMC prepares various filings, reports and contracts on behalf of the Evergreen funds, performs certain back office services, and provides the Evergreen funds with facilities, equipment and personnel. The Evergreen funds pay EIMC a fee for these services and those fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

For a discussion regarding the basis for the approval of a Fund's investment advisory, and, if applicable, sub-advisory agreement(s) by its Board of Trustees, please see the Fund's most recent shareholder report for the period ended January 31st.

PORTFOLIO MANAGER(S)

Equity Income Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Walter T. McCormick, CFA/2007	Lead Portfolio Manager	EIMC or predecessor 2002-Present	Senior Portfolio Manager & Managing Director
Gary Mishuris, CFA/2007	Portfolio Manager	EIMC or predecessor 2004 Fidelity Investments 2001-2004	Director, Portfolio Manager and Senior Equity Analyst
Special Values Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
James M. Tringas, CFA/2002	Portfolio Manager	EIMC or predecessor 2002-Present	Senior Portfolio Manager & Managing Director

The SAI contains additional information about a Fund's portfolio manager(s), including other accounts managed, ownership of Fund shares and elements of compensation.

AFFILIATED SERVICE PROVIDERS

Evergreen Service Company, LLC (ESC), a subsidiary of Wachovia and an affiliate of EIMC, serves as the Evergreen funds' transfer agent. The Evergreen funds pay ESC fees for these services and such fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

Evergreen Investment Services, Inc. (EIS), a subsidiary of Wachovia and an affiliate of EIMC, serves as the Evergreen funds' distributor/principal underwriter. Certain of the Evergreen funds pay EIS fees for these services pursuant to their 12b-1 plans as well as through the sales charges paid in respect of fund shares. For information regarding such compensation with respect to a Fund, please see the SAI.

Wachovia Bank N.A., an affiliate of EIMC, may serve as securities lending agent in respect of a portion of a Fund's securities and is compensated for such services on a basis approved by the Fund's Board of Trustees. For information regarding such compensation with respect to a Fund, please see the SAI.

A Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with EIMC. For information regarding the amounts of any such trades with respect to a Fund, please see the SAI. For more general information about portfolio transactions, see the section entitled "Portfolio Trading Costs."

LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, the Evergreen funds, EIMC and certain of EIMC's affiliates may be subject from time to time to regulatory inquiries and investigations. EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds. There can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

PRICING

CALCULATING A FUND'S SHARE PRICE

The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under certain unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided, as set forth in "Requests In Good Order" in the section entitled "Buying and Selling Fund Shares."

VALUING A FUND'S INVESTMENTS

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days from acquisition date or less will be valued at amortized cost.

Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated.

Valuing securities at a "fair value." If a market price for a security is not readily available or is deemed unreliable, a Fund will use a "fair value" for the security as determined under policies established and reviewed periodically by the Fund's Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market.

The amount of any particular Fund's portfolio that is fair valued will vary based on, among other factors, the types of investments the Fund holds. Depending on the types of investments a Fund holds, a substantial amount of its assets may be fair valued. Examples of securities that may be fair valued include:

  Securities that trade on foreign exchanges. Many foreign exchanges close substantially before a Fund calculates its NAV, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund that holds such securities values its shares. In such instances, a Fund may fair value such securities.

  Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the U.S. dollar will affect the Fund's NAV. Because a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund's NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund's NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

  Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days from acquisition date for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as the prices of securities with similar characteristics, such as yields, maturities, liquidity and ratings.

SHARE CLASS INFORMATION

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares generally are not available to retail accounts.

  Additional Compensation to Financial Services Firms. EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or EIS's resources, as the case may be (including profits from investment management and other agreements and arrangements between them and their affiliates and the Evergreen funds), and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these amounts are paid to financial services firms that include the Evergreen funds on a "preferred list." Please contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements. In addition, EIS or its affiliates may compensate financial intermediaries for various administrative and account maintenance services they provide to their clients who are Evergreen fund shareholders.

If payments to financial services firms by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial services firm employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by EIMC or EIS and their affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial services firm at the time of your purchase.

BUYING AND SELLING FUND SHARES

Eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions that have selling agreements with EIS. These entities may impose transaction charges. Additional shares may be purchased through a retirement plan's administrator or record-keeper.

You may exchange Class R shares of a Fund for shares of the same class of other Evergreen funds.

SHORT-TERM TRADING POLICY

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on a Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;

  Evergreen Adjustable Rate Fund;

  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary maintaining the shareholder account is able to identify the transaction as part of a firm-approved asset allocation program;

  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent such trading.

TAXES

By investing in a Fund through a tax-deferred retirement account, you will not be subject to tax or dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account. Distributions taken from retirement plan accounts generally are taxable as ordinary income. For special rules concerning tax-deferred retirement accounts, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you and to obtain further information, consult your tax advisor.

PORTFOLIO TRADING COSTS AND TURNOVER

Portfolio Trading Costs. When mutual funds buy or sell equity securities, brokerage commissions are generally paid to the broker-dealers that execute the transactions. Rather than being reflected as an ongoing expense of a fund, commissions are added to the cost of purchasing, or subtracted from the proceeds of selling, a security, when determining a fund's gain or loss. Although from time to time a fund might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of "mark-up" is included in the price paid for the security. As a result, funds that invest mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower transaction costs, than funds that invest mainly in equity securities.

Information concerning the brokerage commissions paid by a Fund during its most recent fiscal year is set forth below. The table does not reflect the undisclosed amount of "mark-up" on principal transactions, if any.

Evergreen Equity Income Fund
Total shares traded[1]	17,310,801
Total dollars traded[1]	$602,333,668
Average commission per share	$0.04
Commission per share range	$0.00 - $0.27
Total commissions paid	$609,454
Total commissions as a percentage of average net assets	0.06%
Commissions paid per $1,000 invested	$0.61

1	Only includes trades in which a commission was paid.
Evergreen Special Values Fund
Total shares traded[1]	109,959,701
Total dollars traded[1]	$2,082,635,865
Average commission per share	$0.03
Commission per share range	$0.00 - $0.64
Total commissions paid	$3,545,572
Total commissions as a percentage of average net assets	0.19%
Commissions paid per $1,000 invested	$1.93

1	Only includes trades in which a commission was paid.

Portfolio Turnover. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Equity Income Fund

	Year Ended July 31,
Class R	2008	2007	2006	2005	2004[1]
Net asset value, beginning of period	$24.02	$24.19	$24.10	$21.42	$20.33
Income from investment operations
Net investment income (loss)	0.21	0.30	0.34	0.24	0.25
Net realized and unrealized gains or losses on investments	(3.23)	2.73	1.06	3.44	1.08
Total from investment operations	(3.02)	3.03	1.40	3.68	1.33
Distributions to shareholders from
Net investment income	(0.23)	(0.45)	(0.24)	(0.23)	(0.24)
Net realized gains	(1.85)	(2.75)	(1.07)	(0.77)	0
Total distributions to shareholders	(2.08)	(3.20)	(1.31)	(1.00)	(0.24)
Net asset value, end of period	$18.92	$24.02	$24.19	$24.10	$21.42
Total return	(13.64)%	13.30%	6.19%	17.46%	6.50%
Ratios and supplemental data
Net assets, end of period (thousands)	$50	$103	$85	$88	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.39%	1.39%	1.42%	1.47%	1.47%[2]
Expenses excluding waivers/reimbursements and expense reductions	1.39%	1.39%	1.42%	1.51%	1.49%[2]
Net investment income (loss)	1.16%	1.27%	1.45%	0.88%	1.41%[2]
Portfolio turnover rate	23%	57%	96%	114%	137%
  For the period from October 10, 2003 (commencement of class operations), to July 31, 2004.
  Annualized

Special Values Fund

	Year Ended July 31,
Class R	2008	2007	2006	2005	2004[1]
Net asset value, beginning of period	$27.02	$28.36	$29.89	$25.12	$22.01
Income from investment operations
Net investment income (loss)	0.09	0.24	0.03 [2]	0.32	(0.01)
Net realized and unrealized gains or losses on investments	(3.78)	3.39	1.89	5.83	3.12
Total from investment operations	(3.69)	3.63	1.92	6.15	3.11
Distributions to shareholders from
Net investment income	(0.21)	(0.04)	(0.16)	(0.21)	0
Net realized gains	(4.52)	(4.93)	(3.29)	(1.17)	0
Total distributions to shareholders	(4.73)	(4.97)	(3.45)	(1.38)	0
Net asset value, end of period	$18.60	$27.02	$28.36	$29.89	$25.12
Total return	(15.35)%	13.01%	7.50%	25.32%	14.13%
Ratios and supplemental data
Net assets, end of period (thousands)	$5,479	$7,732	$6,990	$5,928	$27
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.56%	1.56%	1.56%	1.57%	1.61%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.61%	1.57%	1.59%	1.62%	1.69%[3]
Net investment income (loss)	0.48%	0.83%	0.09%	1.11%	(0.23)%[3]
Portfolio turnover rate	48%	45%	49%	42%	38%
  For the period from October 10, 2003 (commencement of class operations), to July 31, 2004.
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Annualized

Fund Information Quick Reference Guide

For Retirement Plan Services

Please call your employer or plan administrator

For Dealer Services

Please call 1.800.343.2898

For Shareholder Services

Visit us on-line at EvergreenInvestments.com

For more information about a Fund, ask for:

  The Fund's most recent annual or semi-annual report, which contains a financial accounting for the Fund and a list of the Fund's portfolio holdings as of a specific date. The annual report also contains commentary from the Fund's portfolio manager(s) regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents referenced above, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded from EvergreenInvestments.com.

Information about the Fund (including the documents referenced above) is also available, without charge, on the SEC's web site at http:// www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room inWashington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,
200 Berkeley Street, Boston, MA 02116-5034
Evergreen Investments is a service mark of Evergreen Investment Management
Company, LLC. Copyright 2008.

567267 RV5 (12/08) 811-08413

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

EVERGREEN EQUITY TRUST

PART A

PROSPECTUS FOR
EVERGREEN ENHANCED S&P 500® FUND

  CLASS IS

SUPPLEMENT TO THE

PROSPECTUSES

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN ENVISION FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN BALANCED FUNDS

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(each, a “Fund,” together, the “Funds”)

Wells Fargo & Company (“Wells Fargo”) and Wachovia Corporation (“Wachovia”) announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval.  In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo.  Due to its ownership of preferred shares, Wells Fargo may be deemed to control Evergreen Investment Management Company, LLC (“EIMC”).

If Wells Fargo is deemed to control EIMC, then the Advisory Agreements between the Funds and EIMC and the Sub-Advisory Agreements between EIMC and the Funds’ various sub-advisers would have terminated automatically in connection with the issuance of preferred shares.  To address this possibility, on October 20, 2008 the Board of Trustees approved interim Advisory Agreements with EIMC and interim Sub-Advisory Agreements with each sub-adviser, which became effective upon the issuance of the preferred shares.  The interim agreements will be in effect for a period of up to 150 days.  EIMC's receipt of the advisory fees under an interim Advisory Agreement is subject to the approval by shareholders of the Fund of a new Advisory Agreement with EIMC.

  Wells Fargo is a $609 billion diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance through banking stores, the internet and other distribution channels to consumers, businesses and institutions in all 50 states and in other countries.

October 21, 2008	583471 (10/08)

Evergreen
BLEND EQUITY FUNDS
Prospectus December 1, 2008
Evergreen Enhanced S&P 500® Fund Evergreen Equity Index Fund Share Class IS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

Special Note to Shareholders Regarding a Fund's Investment Goal:

The Fund's Board of Trustees can change the investment goal without a shareholder vote.

Risk Factors for All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;

  not a deposit with a bank;

  not insured, endorsed or guaranteed by the FDIC or any government agency; and

  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

Portfolio Holdings

A description of the Evergreen funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in each Fund's Statement of Additional Information in the section entitled "Policy for Dissemination of Portfolio Holdings."

Evergreen Blend Equity Funds
Fund Summary
Evergreen Enhanced S&P 500 Fund	2
Evergreen Equity Index Fund	5
Fund Risks
Principal Risks	8
Additional Investment Strategies and Related Risks	8
Fund Management
Investment Advisor and Administrator	9
Portfolio Manager(s)	10
Affiliated Service Providers	10
Legal Proceedings	11
Pricing
Calculating a Fund's Share Price	11
Valuing a Fund's Investments	11
Share Class Information	12
Buying and Selling Fund Shares
Account Minimums	12
Retirement Plans	12
Opening an Account, Adding to an Account, and Selling Fund Shares	12
Additional Shareholder Services	14
Short-Term Trading Policy	14
Dividends and Distributions	16
Taxes	16
Portfolio Trading Costs and Turnover	17
Financial Highlights	19

Fund Summary

Evergreen Enhanced S&P 500® Fund

INVESTMENT GOAL

The Fund seeks total return greater than that of the S&P 500® Index.1

INVESTMENT STRATEGY

The Fund invests, under normal conditions, at least 80% of its assets in common stocks of companies included within the S&P 500® Index (S&P 500). The S&P 500 is an unmanaged index of 500 common stocks chosen by Standard & Poor's to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. The S&P 500 includes both growth and value securities. "Value" securities are securities which are considered to be currently undervalued in the marketplace. "Growth" stocks are stocks of companies which are considered to have anticipated earnings ranging from steady to accelerated growth. Up to 20% of the Fund's assets may be invested in equity securities of companies not included in the S&P 500, including foreign stocks, and cash or cash equivalents. The Fund's portfolio manager seeks to outperform the S&P 500 by employing a quantitative investment approach to identify companies with favorable investment characteristics in the areas of valuation, investor sentiment and quality. In the aggregate, this approach seeks to offer risk characteristics similar to the S&P 500, while emphasizing those investment characteristics the portfolio manager considers most likely to lead to performance greater than that of the S&P 500.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Index Fund Risk. An index fund cannot modify its investment strategy to respond to changes in the economy, may be particularly susceptible to general market declines, may not track its benchmark index perfectly and may have lower returns than its benchmark index due to fees and expenses.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

1

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class IS Shares (%)1

Highest Quarter:	4th Quarter 1998	+26.52%[1]
Lowest Quarter:	3rd Quarter 1998	-18.28%[1]
Year-to-date total return as of 9/30/2008 is -18.45%
Average Annual Total Returns for the period ended 12/31/2007[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 2/28/1990
Class IS	6/30/2000	5.46%	14.09%	4.79%	10.55%
Class IS (after taxes on distributions)[2]	6/30/2000	3.59%	13.46%	3.34%	N/A
Class IS (after taxes on distributions and the sale of Fund Shares)[2]	6/30/2000	6.01%	12.35%	3.60%	N/A
S&P 500 Index		5.49%	12.83%	5.91%	11.00%

1

Historical performance shown for Class IS prior to its inception is based on the performance of Class A, the original class offered. The historical returns for Class IS reflect the same 0.25% 12b-1 fee in effect for Class A. Class A shares are not offered in this prospectus.

2

The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's most recent fiscal year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class IS
Management Fees[1]	0.45%
12b-1 Fees	0.25%
Other Expenses	0.24%
Total Annual Fund Operating Expenses[1]	0.94%

1	The Fund pays a monthly management fee at an annual rate of 0.30%. The monthly management fee is increased, up to a maximum annual rate of 0.45%, by one-half of the amount by which the investment returns of the Fund's Class I shares exceed the return of the S&P 500 plus 0.25%. Similarly, the monthly management fee is decreased, down to a minimum annual rate of 0.15%, by one-half the amount by which the Fund's investment return is less than the return of the S&P 500 minus 0.25%. The fee is paid monthly based on the Fund's performance for a rolling 36-month period ending with the month for which the fee is calculated (subject to transition rules through December 1, 2008). Any adjustment to the management fee is applied based on the Fund's average daily net assets over the same period for which the adjustment is calculated. For examples of the calculation of the performance fee, please see the section of the prospectus entitled "The Funds' Investment Advisor." See the Statement of Additional Information for a detailed description of the calculation of the management fee.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class IS
1 Year	$96
3 Years	$300
5 Years	$520
10 Years	$1,155
If you sold your shares, you would pay:
After:	Class IS
1 Year	$96
3 Years	$300
5 Years	$520
10 Years	$1,155

Because the Fund's fees and expenses may vary from year to year, the total fees and expenses you will actually pay may be higher or lower than those shown above.

Fund Summary

Evergreen Equity Index Fund

INVESTMENT GOAL

The Fund seeks investment results that achieve price and yield performance similar to the S&P 500® Index.1

INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities that represent a composite of the S&P 500® Index (S&P 500). The S&P 500 is an unmanaged index of 500 common stocks chosen by Standard & Poor's to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. The S&P 500 includes both growth and value securities. "Value" securities are securities which are considered to be currently undervalued in the marketplace. "Growth" stocks are stocks of companies which are considered to have anticipated earnings ranging from steady to accelerated growth. To replicate the performance of the S&P 500, the Fund's portfolio manager uses a passive management approach.

The Fund intends to sell a portfolio investment when it is removed from the S&P 500.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Index Fund Risk. An index fund cannot modify its investment strategy to respond to changes in the economy, may be particularly susceptible to general market declines, may not track its benchmark index perfectly and may have lower returns than its benchmark index due to fees and expenses.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

1

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class IS Shares (%)1

Highest Quarter:	4th Quarter 1998	+21.22%
Lowest Quarter:	3rd Quarter 2002	-17.41%
Year-to-date total return as of 9/30/2008 is -19.65%
Average Annual Total Returns for the period ended 12/31/2007[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 2/14/1985
Class IS	10/9/1996	4.95%	12.17%	5.31%	11.35%
Class IS (after taxes on distributions)[2]	10/9/1996	4.73%	11.88%	4.81%	N/A
Class IS (after taxes on distributions and the sale of Fund Shares)[2]	10/9/1996	3.50%	10.56%	4.39%	N/A
S&P 500 Index		5.49%	12.83%	5.91%	12.28%

1

Historical performance shown for Class IS prior to 7/28/1998 is based on the performance of Class A of the fund's predecessor, CoreFund Equity Index Fund, from 10/9/1996 to 7/27/1998; Class Y of the fund's predecessor, CoreFund Equity Index Fund, from 6/1/1991 to 10/8/1996; and Class Y of the fund's predecessor, Viking Index Fund, from 2/14/1985 through 5/31/1991. These historical returns of Class Y for CoreFund Equity Index Fund and Class Y for Viking Index Fund have not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class Y did not pay a 12b-1 fee. If these fees had been reflected, returns for Class IS would have been lower.

2

The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's most recent fiscal year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class IS
Management Fees	0.32%
12b-1 Fees	0.25%
Other Expenses	0.33%
Total Annual Fund Operating Expenses[1]	0.90%

1	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.50% for Class IS. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class IS
1 Year	$92
3 Years	$287
5 Years	$498
10 Years	$1,108
If you sold your shares, you would pay:
After:	Class IS
1 Year	$92
3 Years	$287
5 Years	$498
10 Years	$1,108

Because the Fund's fees and expenses may vary from year to year, the total fees and expenses you will actually pay may be higher or lower than those shown above.

FUND RISKS

PRINCIPAL RISKS

The following provides additional information regarding the various risks referenced in the section entitled "Fund Summary."

  Index Fund Risk. A Fund that seeks to approximate the investment performance of a specified benchmark index is generally not actively managed and invests in securities included in its benchmark index regardless of their investment merit. Therefore, the Fund cannot modify its investment strategy to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index. Although the Fund uses modeling techniques intended to produce performance that approximates its benchmark index (before expenses), there can be no assurance that these techniques will reduce "tracking error", the difference between the Fund's investment results (before expenses) and the results of the index. The Fund's returns may be lower than the returns of its benchmark index as a result of brokerage costs, fees and operating expenses.

  Investment Style Risk. Different types of securities — such as growth style or value style securities — tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

  Market Capitalization Risk. Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

  Stock Market Risk. Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield of, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

  Foreign Securities. Short Intermediate Bond Fund may invest up to 20% of its assets in foreign securities. Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies described under "Investment Strategy," a Fund may also pursue the following non-principal investment strategies, which are subject to the risks described below:

  Foreign Securities. Enhanced S&P 500® Fund may invest up to 20% of its assets in foreign securities. Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

  Derivatives. A Fund may, but will not necessarily, use derivatives. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment adviser. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

  Temporary Defensive Strategy. A Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

For more information on these and other investment strategies a Fund may pursue, and the risks associated with such strategies, please see the Fund's Statement of Additional Information (SAI).

FUND MANAGEMENT

INVESTMENT ADVISOR AND ADMINISTRATOR

As investment advisor to the Evergreen funds, Evergreen Investment Management Company, LLC (EIMC) manages and oversees each Evergreen fund's investments and supervises its daily business affairs. EIMC has been managing mutual funds and private accounts since 1932 and managed over $112.9 billion in assets for the Evergreen funds as of 12/31/2007. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), a bank holding company in the United States, with over $782.9 billion in assets as of 12/31/2007.

For a Fund's most recent fiscal year, the advisory fee paid to EIMC was as follows:

Advisory Fees Paid as % of Net Assets
Evergreen Fund	As a % of average daily net assets
Enhanced S&P 500® Fund	0.45%
Equity Index Fund	0.00%

Evergreen Enhanced S&P 500® Fund pays an advisory fee that may be increased or decreased depending on the Fund's performance.

Evergreen Enhanced S&P 500® Fund pays a monthly management fee at an annual rate of 0.30%. The monthly management fee is increased, up to a maximum annual rate of 0.45%, by one-half of the amount by which the investment returns of the Fund's Class I shares exceed the return of the S&P 500 plus 0.25%. Similarly, the monthly management fee is decreased, down to a minimum annual rate of 0.15%, by one-half of the amount by which the Fund's investment return is less than the return of the S&P 500 minus 0.25%. The fee is paid monthly based on the Fund's performance for a rolling 36-month period ending with the month for which the fee is calculated (subject to transition rules through December 1, 2008). Any adjustment to the management fee is applied based on the Fund's average daily net assets over the same period for which the adjustment is calculated.

The following are examples of how the performance of Evergreen Enhanced S&P 500® Fund's Class I shares will impact the management fee paid by the Fund after the transition period (beginning December 1, 2008). These are hypothetical examples included for illustration purposes only:

  Example A - Class I share performance is within 0.25% of the S&P 500

  Example B - Class I share outperforms the S&P 500 by 0.39%

  Example C - Class I share outperforms the S&P 500 by 0.79%

  Example D - Class I share underperforms the S&P 500 by 0.39%

  Example E - Class I share underperforms the S&P 500 by 0.79%

	Return before performance fee	S&P 500 Index Return	Performance fee	Management fee
Example A	10.00%	9.75%-10.25%	0.00%	0.30%
Example B	10.39%	10.00%	0.07%	0.37%
Example C	10.79%	10.00%	0.15%	0.45%
Example D	9.61%	10.00%	-0.07%	0.23%
Example E	9.21%	10.00%	-0.15%	0.15%

EIMC also serves as administrator to the Evergreen funds. As administrator, EIMC prepares various filings, reports and contracts on behalf of the Evergreen funds, performs certain back office services, and provides the Evergreen funds with facilities, equipment and personnel. The Evergreen funds pay EIMC a fee for these services and those fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

For a discussion regarding the basis for the approval of a Fund's investment advisory, and, if applicable, sub-advisory agreement(s) by its Board of Trustees, please see the Fund's most recent shareholder report for the period ended January 31st.

PORTFOLIO MANAGER(S)

Enhanced S&P 500® Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
William E. Zieff/2000	Portfolio Manager	EIMC or predecessor 2000-Present	Senior Portfolio Manager & Managing Director
Equity Index Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
William E. Zieff/2000	Portfolio Manager	EIMC or predecessor 2000-Present	Senior Portfolio Manager & Managing Director

The SAI contains additional information about a Fund's portfolio manager(s), including other accounts managed, ownership of Fund shares and elements of compensation.

AFFILIATED SERVICE PROVIDERS

Evergreen Service Company, LLC (ESC), a subsidiary of Wachovia and an affiliate of EIMC, serves as the Evergreen funds' transfer agent. The Evergreen funds pay ESC fees for these services and such fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

Evergreen Investment Services, Inc. (EIS), a subsidiary of Wachovia and an affiliate of EIMC, serves as the Evergreen funds' distributor/principal underwriter. Certain of the Evergreen funds pay EIS fees for these services pursuant to their 12b-1 plans as well as through the sales charges paid in respect of fund shares. For information regarding such compensation with respect to a Fund, please see the SAI.

Wachovia Bank N.A., an affiliate of EIMC, may serve as securities lending agent in respect of a portion of a Fund's securities and is compensated for such services on a basis approved by the Fund's Board of Trustees. For information regarding such compensation with respect to a Fund, please see the SAI.

A Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with EIMC. For information regarding the amounts of any such trades with respect to a Fund, please see the SAI. For more general information about portfolio transactions, see the section entitled "Portfolio Trading Costs."

LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, the Evergreen funds, EIMC and certain of EIMC's affiliates may be subject from time to time to regulatory inquiries and investigations. EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds. There can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

PRICING

CALCULATING A FUND'S SHARE PRICE

The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under certain unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided, as set forth in "Requests In Good Order" in the section entitled "Buying and Selling Fund Shares."

VALUING A FUND'S INVESTMENTS

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days from acquisition date or less will be valued at amortized cost.

Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated.

Valuing securities at a "fair value." If a market price for a security is not readily available or is deemed unreliable, a Fund will use a "fair value" for the security as determined under policies established and reviewed periodically by the Fund's Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market.

The amount of any particular Fund's portfolio that is fair valued will vary based on, among other factors, the types of investments the Fund holds. Depending on the types of investments a Fund holds, a substantial amount of its assets may be fair valued. Examples of securities that may be fair valued include:

  Securities that trade on foreign exchanges. Many foreign exchanges close substantially before a Fund calculates its NAV, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund that holds such securities values its shares. In such instances, a Fund may fair value such securities.

  Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the U.S. dollar will affect the Fund's NAV. Because a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund's NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund's NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

  Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days from acquisition date for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as the prices of securities with similar characteristics, such as yields, maturities, liquidity and ratings.

SHARE CLASS INFORMATION

Only Class IS shares are offered in this prospectus. Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. The minimum initial investment in Class IS shares is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases. Class IS shares incur an annual service (Rule 12b-1) fee of 0.25% of the average daily net assets of the class for services rendered to shareholders and/or the maintenance of accounts.

  Additional Compensation to Financial Services Firms. EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or EIS's resources, as the case may be (including profits from investment management and other agreements and arrangements between them and their affiliates and the Evergreen funds), and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these amounts are paid to financial services firms that include the Evergreen funds on a "preferred list." Please contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements. In addition, EIS or its affiliates may compensate financial intermediaries for various administrative and account maintenance services they provide to their clients who are Evergreen fund shareholders.

If payments to financial services firms by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial services firm employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by EIMC or EIS and their affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial services firm at the time of your purchase.

BUYING AND SELLING FUND SHARES

ACCOUNT MINIMUMS

The minimum initial investment in Class IS shares is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases.

RETIREMENT PLANS

You may invest in a Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

OPENING AN ACCOUNT, ADDING TO AN ACCOUNT, AND SELLING FUND SHARES

Institutional investors may buy shares through broker-dealers, banks and certain other financial intermediaries, or directly through the Fund's distributor, EIS.

Requests in "Good Order"
All purchase, exchange and redemption requests must be received in "good order." This means that the request must include:

  The Fund name and account number;

  The amount (in dollars or shares) and type (purchase or sale) of the request;

  Signature(s) of the registered owner(s);

  If required, a Medallion signature guarantee (see "Redemption Requests That Require a Signature Guarantee"); and

  Any supporting legal documentation that may be required.

Purchase, exchange and redemption requests that are in good order and are received by the Fund or an authorized investment dealer before the Fund's closing time (usually 4:00 p.m. ET on market trading days) will be processed at the NAV calculated that day.[1]
Purchase, exchange and redemption requests that are in good order and are received by the Fund or an authorized investment dealer at or after the Fund's closing time will be processed at the next NAV calculated.[1] The Evergreen funds reserve the right to reject any purchase or exchange order and to terminate a shareholder's investment or exchange privileges.

1	The Fund's shares may be made available through financial services firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial services firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to certain unusual circumstances.
Opening an Account
By Mail or through an Investment Professional	Step 1	Complete and sign an account application. You can download an account application from EvergreenInvestments.com.
	Step 2	Instruct your bank to wire or transfer your purchase (they may charge a wire fee).
	Step 3	Mail all applicable documents to the address below, or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EIS):
		Postal Service Address: Evergreen Investments P.O. Box 8400 Boston, MA 02266-8400	Overnight Address: Evergreen Investments 30 Dan Road Canton, MA 02021-2809
Adding to an Account
By Phone	Step 1	Call an Evergreen funds service representative at 1.800.847.5397 between 8 a.m. and 6 p.m. ET on any business day.
	Step 2	Either instruct your bank to wire or transfer the amount of your purchase (they may charge a wiring fee) or, if your bank account is on file with EIS, contact Evergreen to request an electronic transfer through the Automated Clearing House (ACH), so that you may avoid paying wiring fees. A purchase transferred through ACH may not be less than $100 and may not exceed $10,000.
Selling Fund Shares
By Mail	Step 1 Step 2	Write a note that includes all the information listed under "Requests in Good Order" above. Complete Step 3 under "Opening an Account" above.
By Phone[1]		Call an Evergreen funds service representative at 1.800.847.5397 between 8 a.m. and 6 p.m. ET on any business day.

1	The telephone redemption service must be authorized ahead of time, and is only available for regular accounts. Once you have authorized this service, anyone with a Personal Identification Number (PIN) or the required account information (including your investment professional) can request a telephone redemption in your account.

  Nature and Timing of Proceeds. Normally, we will send your redemption proceeds on the next business day after we process your request; however we may take up to seven business days. As permitted by federal securities laws, we may suspend redemptions or postpone payment for more than seven days under certain unusual circumstances. We also reserve the right to wait up to ten business days to redeem any investments made by check or ACH transfer. In addition, we reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount. See "Account Minimums."

  Redemption Requests That Require a Signature Guarantee. To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a Medallion signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a Medallion signature guarantee, please contact your financial advisor or call Evergreen. The following circumstances require a Medallion signature guarantee:

  You want the proceeds transmitted into a bank account not listed on the account.

  You want the proceeds payable to anyone other than the registered owner(s) of the account.

  Either the address or the bank account you are sending the proceeds to has been changed within 30 days.

  The account is registered in the name of a fiduciary corporation or any other organization.

In these cases, additional documentation may be required:
corporate accounts: certified copy of corporate resolution
fiduciary accounts: copy of the power of attorney or other governing document	Who Can Provide a Medallion Signature Guarantee? Commercial Bank Trust Company Savings Association Credit Union Member of a U.S. Stock Exchange

ADDITIONAL SHAREHOLDER SERVICES

  Exchange Privilege. You can easily exchange shares between Evergreen funds by contacting your investment professional or an Evergreen funds service representative, or by visiting EvergreenInvestments.com.

Exchanges must:

  meet the minimum initial purchase amount of the Fund into which you are exchanging; and

  be within the same class and under the same registration.

The telephone exchange service must be authorized ahead of time, and is only available for regular accounts. Once you have authorized this service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone exchange in your account.

SHORT-TERM TRADING POLICY

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on a Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;

  Evergreen Adjustable Rate Fund;

  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary maintaining the shareholder account is able to identify the transaction as part of a firm-approved asset allocation program;

  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent such trading.

DIVIDENDS AND DISTRIBUTIONS

A mutual fund distributes to its shareholders the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain.

  Distribution Payment Schedule. A Fund usually distributes capital gains, if any, at least once a year, near the end of the calendar year. The frequency with which a Fund distributes dividends is listed below:

Dividend Payments
Fund	Frequency
Evergreen Enhanced S&P 500® Fund	Quarterly
Evergreen Equity Index Fund	Quarterly

When an investor purchases shares of a Fund, the investor generally becomes eligible to receive dividend distributions on such shares on the first business day following receipt by the Fund's transfer agent of payment for the shares.

If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution even though you did not hold your shares during all or some of the period when the dividend or distribution was earned by the Fund.

  Distribution Options. Unless you choose otherwise on the account application, all dividend, capital gain and other distribution payments made to you by a Fund will be reinvested in additional shares of the Fund. Other options are:

    to reinvest dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund;

    to reinvest capital gains but receive all ordinary income dividend distributions in cash; or

    to receive all distributions in cash.

You may write to us at Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400 or call 1.800.847.5397 to change options. If you purchase shares through your employer's retirement plan, the terms of the plan may govern the reinvestment of distributions from the Fund.

When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the next-calculated NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

Generally, as described in more detail below, a shareholder may be taxed in two ways:

  On Fund distributions (dividends and capital gains).

  On any gain made when shares are sold or exchanged by the shareholder.

Exceptions may exist for certain shareholders:

  If you invest in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account.

  Because Evergreen Money Market Funds seek to maintain a stable NAV, the sale or exchange of shares in such funds is typically not a taxable event.

  Because the income received by Evergreen Bond Funds and Evergreen Money Market Funds generally does not include corporate dividends, the discussion below regarding qualified dividend income will generally not apply to such funds.

  Dividends, but not capital gains, distributed by Evergreen Municipal Bond Funds and Evergreen Municipal Money Market Funds are generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income tax. Dividends, but not capital gains, distributed by Evergreen State Municipal Bond Funds and Evergreen State Municipal Money Market Funds are generally exempt from personal income taxes in the state for which the Fund is named. To the extent that dividends distributed by such funds are not exempt from federal income tax, the following discussion applies.

  Fund Distributions. When a Fund distributes dividends or capital gains to you, you must pay any taxes due, whether you receive these distributions in cash or elect to have them reinvested.

Dividends may be treated in two different ways for federal income tax purposes, as ordinary income or as qualified dividend income. Under the current tax code, certain income received by the Fund and distributed to you as a dividend may constitute qualified dividend income, which is currently taxed at a rate no higher than 15% for the taxable years beginning before January 1, 2011, provided that the Fund and its shareholders meet certain holding period and other requirements with respect to the underlying stock and the shareholder's Fund shares, respectively. In addition, in order for dividends received by the Fund from a foreign corporation to constitute qualified dividends, the relevant foreign country must have a tax treaty with the U.S. and the foreign corporation must satisfy certain additional requirements. If the dividends paid to you do not constitute qualified dividend income, you must report them as ordinary income, meaning that they will be taxed at your maximum marginal income tax rate.

When a mutual fund sells a security at a gain that it held for a year or less, the gain is considered short-term, and when distributed to you, it will be taxed as ordinary income at your maximum marginal income tax rate. When a mutual fund sells a security at a gain that it held for more than a year, the gain is considered long-term, and when distributed to you, it will currently be taxed at a rate no higher than 15%.

  Gains/Losses You Realize When You Sell or Exchange Shares. When you sell or exchange shares in a Fund, you have created a taxable event. Remember, an exchange is a purchase and sale for tax purposes. You must report any resulting gain or loss on your tax return unless the transaction was entered into through a tax-deferred retirement account. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares.

  Tax Reporting. ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale or exchange, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information about the federal, state and local tax consequences of an investment in a fund.

  Retirement Plans. You may invest in an Evergreen fund through employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

PORTFOLIO TRADING COSTS AND TURNOVER

Portfolio Trading Costs. When mutual funds buy or sell equity securities, brokerage commissions are generally paid to the broker-dealers that execute the transactions. Rather than being reflected as an ongoing expense of a fund, commissions are added to the cost of purchasing, or subtracted from the proceeds of selling, a security, when determining a fund's gain or loss. Although from time to time a fund might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of "mark-up" is included in the price paid for the security. As a result, funds that invest mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower transaction costs, than funds that invest mainly in equity securities.

Information concerning the brokerage commissions paid by a Fund during its most recent fiscal year is set forth below. The table does not reflect the undisclosed amount of "mark-up" on principal transactions, if any.

Evergreen Enhanced S&P 500® Fund
Total shares traded[1]	40,103,261
Total dollars traded[1]	$1,519,973,419
Average commission per share	$0.01
Commission per share range	$0.00 - $0.38
Total commissions paid	$513,497
Total commissions as a percentage of average net assets	0.03%
Commissions paid per $1,000 invested	$0.30

1	Only includes trades in which a commission was paid.
Evergreen Equity Index Fund
Total shares traded[1]	$12,289,338
Total dollars traded[1]	$324,088,848
Average commission per share	$0.01
Commission per share range	$0.00 - $0.08
Total commissions paid	$73,824
Total commissions as a percentage of average net assets	0.01%
Commissions paid per $1,000 invested	$0.08

1	Only includes trades in which a commission was paid.

Portfolio Turnover. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Enhanced S&P 500® Fund

	Year Ended July 31, 2008[1]	Year Ended September 30,
Class IS		2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.99	$17.10	$15.57	$13.57	$11.93	$9.70
Income from investment operations
Net investment income (loss)	0.15	0.18	0.20	0.15 [2]	0.07	0.05 [2]
Net realized and unrealized gains or losses on investments	(2.59)	2.49	1.52	2.00	1.63	2.24
Total from investment operations	(2.44)	2.67	1.72	2.15	1.70	2.29
Distributions to shareholders from
Net investment income	(0.15)	(0.18)	(0.19)	(0.15)	(0.06)	(0.06)
Net realized gains	(1.99)	(0.60)	0	0	0	0
Total distributions to shareholders	(2.14)	(0.78)	(0.19)	(0.15)	(0.06)	(0.06)
Net asset value, end of period	$14.41	$18.99	$17.10	$15.57	$13.57	$11.93
Total return	(14.03)%	15.92%	11.13%	15.89%	14.23%	23.64%
Ratios and supplemental data
Net assets, end of period (thousands)	$49,125	$68,154	$68,764	$75,019	$80,111	$915
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.94%[3]	0.87%	0.80%	1.05%	1.08%	1.10%
Expenses excluding waivers/reimbursements and expense reductions	0.94%[3]	0.87%	0.81%	1.09%	1.10%	1.19%
Net investment income (loss)	1.12%[3]	1.00%	1.21%	0.99%	0.51%	0.49%
Portfolio turnover rate	29%	71%	52%	38%	54%	49%
  For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Annualized

Equity Index Fund

	Year Ended July 31,
Class IS	2008	2007	2006	2005	2004
Net asset value, beginning of period	$54.40	$47.73	$46.12	$41.29	$37.12
Income from investment operations
Net investment income (loss)	0.89	0.79	0.64	0.69	0.46
Net realized and unrealized gains or losses on investments	(7.13)	6.59	1.58	4.81	4.18
Total from investment operations	(6.24)	7.38	2.22	5.50	4.64
Distributions to shareholders from
Net investment income	(0.86)	(0.71)	(0.61)	(0.67)	(0.47)
Net asset value, end of period	$47.30	$54.40	$47.73	$46.12	$41.29
Total return	(11.60)%	15.50%	4.84%	13.42%	12.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$7,513	$9,807	$15,035	$15,010	$15,426
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.50%	0.57%	0.57%	0.57%	0.57%
Expenses excluding waivers/reimbursements and expense reductions	0.90%	0.88%	0.94%	0.93%	0.94%
Net investment income (loss)	1.64%	1.39%	1.34%	1.57%	1.13%
Portfolio turnover rate	7%	14%	6%	4%	3%

Fund Information Quick Reference Guide

Evergreen Express Line Call 1.800.346.3858 24 hours a day to:

  check your account

  order a statement

  get a Fund's current price, yield and total return

  buy, sell or exchange Fund shares

Shareholder Services Call 1.800.847.5397

Monday - Friday, 8 a.m. to 6 p.m. ET to

  buy, sell or exchange Fund shares

  order applications

  get assistance with your account

Write us a letter

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

  buy, sell or exchange Fund shares

  change the registration on an account

  for general correspondence

Express, registered or certified mail

Evergreen Investments
30 Dan Road
Canton, MA 02021-2809

Visit us on-line

EvergreenInvestments.com

For more information about a Fund, ask for:

  The Fund's most recent annual or semi-annual report, which contains a financial accounting for the Fund and a list of the Fund's portfolio holdings as of a specific date. The annual report also contains commentary from the Fund's portfolio manager(s) regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents referenced above, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded from EvergreenInvestments.com.

Information about the Fund (including the documents referenced above) is also available, without charge, on the SEC's web site at http:// www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room inWashington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,
200 Berkeley Street, Boston, MA 02116-5034
Evergreen Investments is a service mark of Evergreen Investment Management
Company, LLC. Copyright 2008.

554338 RV9 (12/08) 811-08413 / 811-08363

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

EVERGREEN EQUITY TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR
EVERGREEN DISCIPLINED VALUE FUND, EVERGREEN EQUITY INCOME FUND, EVERGREEN FUNDAMENTAL MID CAP CALUE FUND,
EVERGREEN INTRINSIC VALUE FUND, EVERGREEN SMALL CAP VALUE FUND AND EVERGREEN SPECIAL VALUES FUND

Statement of Additional Information
December 1, 2008

EVERGREEN EQUITY TRUST
200 Berkeley Street, Boston, MA 02116-5034. 1.800.343.2898
EVERGREEN DOMESTIC VALUE EQUITY FUNDS
Evergreen Disciplined Value Fund
Evergreen Equity Income Fund
Evergreen Fundamental Mid Cap Value Fund
Evergreen Intrinsic Value Fund
Evergreen Small Cap Value Fund
Evergreen Special Values Fund

Each Fund is a series of an open-end management investment company known as Evergreen Equity Trust (the "Trust").

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated December 1, 2008, as supplemented from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through two prospectuses - one offering Class A, Class B, Class C and Class I shares of each Fund, and one offering Class R shares of Equity Income Fund and Special Values Fund.

Audited financial statements for the Funds, as of July 31, 2008, for the fiscal year then ended, including notes thereto, and the reports of the Independent Registered Public Accounting Firm thereon, are incorporated into this document by reference (which means they are considered part of this SAI) to the Trust's Annual Reports dated July 31, 2008 relating to the Funds. The Trust's July 31, 2008 Annual Reports relating to the Funds were filed electronically with the SEC on October 2, 2008 (Accession No. 00001133228-08-000627 for Evergreen Equity Trust).

You may obtain a copy of each Fund's prospectus, Annual Report, Semiannual Report and SAI without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from EvergreenInvestments.com.

Trust History and Organization	2
Fund Policies, Securities, Practices and Risks	2
Trustees and Officers	23
Principal Holders of Fund Shares	32
Investment Advisor	36
Portfolio Manager(s)	39
Brokerage	47
Principal Underwriter	50
Other Service Providers	54
Purchase and Redemption of Shares	57
Pricing of Shares	59
Appendices
Proxy Voting Policy and Procedures	A-1
Corporate and Municipal Bond Ratings	B-1

TRUST HISTORY AND ORGANIZATION

TRUST HISTORY

The Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. A copy of the Agreement and Declaration of Trust, as amended, is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

On April 28, 2003, Evergreen Small Cap Value Fund II was created in anticipation of the merger with Undiscovered Managers Small Cap Value Fund. On July 14, 2003, Evergreen Small Cap Value Fund II merged into Small Cap Value Fund. In connection with this transaction, Evergreen Small Cap Value Fund II changed its name to Small Cap Value Fund. On March 1, 2005, Disciplined Value Fund was created in anticipation of the merger with SouthTrust Value Fund on March 21, 2005. On June 26, 2006, Evergreen Strategic Value Fund merged into Disciplined Value Fund. On May 29, 2007, Evergreen Large Cap Value Fund merged into Intrinsic Value Fund.

ORGANIZATION

The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares of a Fund are entitled to a pro rata share of the Fund based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights. Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. Generally, at meetings of shareholders, each share is entitled to one vote for each dollar of Net Asset Value ("NAV") applicable to such share. Shares generally vote together as one class on all matters. Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Limitation of Trustees' Liability. The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

Shareholder Liability. Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

FUND POLICIES, SECURITIES, PRACTICES AND RISKS

FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted the fundamental investment policies set forth below which may not be changed without the vote of a "majority of the outstanding voting securities" of a Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In some cases, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references in this section to the assets of a Fund are in terms of current market value.

Diversification. Each Fund may not make any investment that is inconsistent with each Fund's classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy: To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities, and (3) shares of other investment companies.

Concentration. Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy: Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).

Issuing Senior Securities. Except as permitted under the 1940 Act, each Fund may not issue senior securities.

Borrowing. Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy: Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

Underwriting. Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

Real Estate. Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

Further Explanation of Real Estate Policy. Each Fund may acquire or dispose of real estate or interests in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interests therein.

Commodities. Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

Lending. Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy: To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash, cash equivalents or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission (the "SEC") on November 20, 2001 (Rel. No. 25217-812-11592).

ADDITIONAL INFORMATION ON SECURITIES, INVESTMENT PRACTICES AND RISKS

The following is a description of securities and investment practices in which the Evergreen funds may generally invest or engage. With respect to any particular Fund, to the extent that any security or practice is described in such Fund's prospectus as being part of its investment strategy, the information provided below regarding such security or investment practice is intended to supplement, but not supersede, the information contained in the prospectus, and the Fund may invest in such security or engage in such investment practice, in accordance with the limitations set forth in the prospectus. A Fund may also invest in any security or engage in any investment practice listed below that is not contained in such Fund's prospectus, if the Fund's advisor believes that the security or practice is not inconsistent with the Fund's investment goal, strategy and risk profile. In such case, the Fund may invest in such security or engage in such investment practice with up to 5% of its assets, or in such other amount specified below.

Unless otherwise specified, references to the term "advisor" are intended to include any subadvisor to a Fund.

Illiquid and Restricted Securities. A Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

A Fund may invest in "restricted" securities (i.e., securities subject to restrictions on resale under federal securities laws). Rule 144A under the Securities Act of 1933 ("Rule144A") allows certain restricted securities to trade among qualified institutional investors. Since Rule 144A securities and other investments may have limited markets, a Fund's portfolio manager, pursuant to procedures adopted by a Fund's Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Illiquid investments and restricted securities involve liquidity risk. Certain investments that may be determined to be liquid under the Fund's policy described above may nonetheless be subject to liquidity risk. Generally, liquidity risk exists when particular investments cannot be disposed or closed out of quickly in the normal course of business. The ability of a Fund to dispose or close out of such investments at advantageous prices may be greatly limited. A Fund may have to continue to hold an illiquid investment during periods when it would otherwise have sold the investment or a Fund may have to dispose of other investments at unfavorable times or prices to raise cash. In addition, a Fund, by itself or together with other Evergreen funds, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.The market for certain investments may become illiquid under adverse market or economic conditions notwithstanding the condition of a particular issuer. Illiquid investments may be highly volatile, difficult to value and more likely to be fair valued. Among investments that involve liquidity risk are the following: illiquid securities, restricted securities, securities traded in emerging markets, securities of companies with smaller market capitalizations, certain derivatives (particularly over-the-counter transactions), and securities with substantial market or credit risk.

Temporary Investment Strategy. In addition, a Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments if, in the opinion of the Fund's advisor, a temporary defensive investment strategy is warranted in order to protect the value of the Fund in response to adverse economic, political or market conditions. For a definition of these securities, see "Money Market Instruments" below.

Money Market Instruments. Money market instruments include notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities.

U.S. Government Agency Securities. The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations. Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury. This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone. One important exception is securities issued and guaranteed by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following:

  Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

  Farmers Home Administration;

  Federal Home Loan Banks;

  Federal Home Loan Mortgage Corporation;

  Federal National Mortgage Association; and

  Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed by GNMA.

Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions. The Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Derivatives. The use of swaps, options, futures contracts, and other derivatives involves risk. Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund's performance.

Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

A Fund's ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code.

Swaps, Caps, Floors and Collars. A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit Default Swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a "protection buyer," makes periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Total Return Swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, Floors, Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts. The most significant factor in the performance of swaps, caps, floors and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the investment advisor is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

In addition, a Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options on Securities and Indices. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option on the security underlying the option (or units of the index underlying the option) at a specified price. Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be traded on securities exchanges, or on the over-the-counter market.

Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing put or call options on securities or indices. The premium a Fund receives for writing an option will increase the Fund's return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund. In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund's income with minimal capital risk. However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option's exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. A Fund may also invest in over-the-counter ("OTC") options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs). A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund's ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option's life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option. Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group. These limits restrict a Fund's ability to purchase or sell particular options.

An OTC option is also generally subject to the risks described above under "Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as "contract markets"—approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction"). If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as "initial margin." Initial margin is similar to a performance bond or good faith deposit, which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Futures contracts also involve brokerage costs.

Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Options on Futures Contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of Transactions in Futures Contracts and Related Options. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets. The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves. Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge. The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying securities, index, or commodity and futures markets. In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than do the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position. A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option.

As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund's portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

U.S. Treasury Security Futures Contracts and Options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A Fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

There are several risks in connection with the use by a Fund of index futures. For example, successful use of index futures by a Fund may be subject to the investment advisor's ability to predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see "Foreign Securities" below).

Structured Notes and Other Hybrid Instruments. Structured notes and other "hybrid" investments may combine elements of a derivative instrument, such as an option or a futures contract, with those of debt or a depository instrument. The return on a structured note or other hybrid investment will depend in whole or in part on changes in values of one or more underlying securities, instruments, or other measures. Such investments may take a number of forms, including, for example, debt instruments whose interest or principal payments or redemption terms are determined by reference to the value of an index at a future time; preferred stocks with dividend rates determined by reference to the value of a currency; or convertible securities with conversion terms related to a particular commodity.

Structured notes and other "hybrid" instruments entail many of the risks of investments in derivatives. The return on a hybrid instrument may be affected by factors that affect debt securities generally, such as credit risk and interest rate risk, and the risks related to the derivative instrument or return that is embedded in the instrument. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest or pay preferred dividends at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments may provide a leveraged return and may be highly volatile. They may also be highly illiquid. There is no guaranty that suitable hybrid instruments will be available at any time, or that the use of hybrid instruments will be successful.

Reverse convertible structured notes typically combine attributes of a debt security and a put option written by the Fund. Under the terms of a typical reverse convertible structured note, the Fund will receive the principal amount of the note back at maturity, unless the value of the specified reference instrument (typically, an equity security) declines below a specified level. In that case, the Fund would typically receive the reference instrument in lieu of cash payment of the principal. In effect, the Fund would be required to purchase the reference instrument for a price equal to the principal amount of the note, even though the reference instrument has a market value below that amount.The return on such a note is intended to be comparable to the return the Fund would receive if it were to invest in a note at market rates, and sell a put option on the reference instrument for the term of the note. The interest the Fund receives on the note is typically paid at a market rate, plus an amount approximating the premium that would be paid to the Fund on such a put option.

The tax treatment of a Fund's investments in reverse convertible structured notes is unclear, and the IRS may disagree with a Fund's tax treatment of these investments. If the IRS does take a position different from that of a Fund, the Fund could under-distribute its income for the taxable year. See "Tax Information" in this Statement of Additional Information. In such a situation, the Fund may correct the failure by paying "deficiency dividends" to shareholders and significant interest and penalty payments to the IRS. In other circumstances, such a recharacterization could result in an overdistribution of income that would be treated as a return of capital not included in income currently but reducing the basis of Fund shares.

The Fund's investments in reverse convertible structured notes could also affect the character and timing of income received by the Fund, including for purposes of determining the Fund's distributions to shareholders. Furthermore, the use of reverse convertible structured notes could lead to a difference in the Fund's book income and its taxable income. In this situation, income could be realized by the Fund for financial accounting purposes before it is realized for tax purposes, which may lead to a return of capital to Fund shareholders.

Foreign Currency Transactions. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. A Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund's exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

A Fund also may purchase or sell options on currencies. These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

Derivatives involving foreign currencies may often lead to differences between a Fund's book income (as determined for financial accounting purposes) and its taxable income because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses. While a Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes. Thus, a Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains at the Fund level and its distributions to shareholders. A Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Currency Cross-hedge. A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive. An example would be where the advisor feels that the Pound Sterling is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling. The overall foreign currency exposure stays constant, but the relative weighting of the Pound Sterling versus the Euro increases.

Currency Proxy-hedge. A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly. An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency. Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund. An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen. Creating a long position in the Yen would accomplish this result.

Please see "Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges" above.

Repurchase Agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities.

Dollar Roll Transactions. The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls. The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Leverage. A Fund may engage in transactions that create leverage in accordance with Evergreen Investment Management Company, LLC ("EIMC") Leverage Policy. Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect on the Fund of changes in interest rates, market prices, currency rates and other factors. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions above) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBAs") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Voting rights or rights to consent with respect to the loaned securities passes to the borrower. The Fund bears the risk that the value of investments made with collateral may decline.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goal. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks. The Fund may purchase preferred stock. Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants. The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Indexed Securities. The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

Brady Bonds. The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks. The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks. The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities. The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Premium Securities. The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds. The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's Investors Service, Inc. ("Moody's"), commonly known as "junk bonds," typically offer high yields, but also usually high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

  The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

  The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

  The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

  The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations. The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Investment in Other Investment Companies. The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. Notwithstanding the foregoing, the Fund may invest an unlimited amount of its uninvested cash in the shares of money market funds or the shares of other Evergreen Funds, subject to the conditions set forth in the 1940 Act. The Fund's ability to invest in other investment companies may differ from the limitations in the 1940 Act to the extent permitted by SEC rules or exemptive relief. For example, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and may lower the value of the Fund's shares.

Short Sales. A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities. The Fund may invest in municipal bonds of any state, territory or possession of the United States, including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Generally, the interest paid on an industrial development bond qualifies as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

The ability of the Fund to achieve its investment goal depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund. In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico. The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes. The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund's investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Residual Interest Bonds (Inverse Floaters). Residual Interest Bonds (sometimes referred to as inverse floaters) ("RIBs") are created by depositing a municipal bond in a trust. The trust then issues interests in the municipal bond in the form of both variable rate securities and RIBs. The interest rate on the variable rate securities is reset by an index or auction process normally every seven to thirty-five days, and RIB holders receive the balance of the income from the underlying municipal bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa.

An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. The interest rate of RIBs resets in the opposite direction from the market rate of interest on the security or index to which they are related. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to holders when short term interest rates rise, and increase the interest paid to holders when short-term interest rates fall. RIBs have varying degrees of liquidity, and may be less liquid than municipal bonds of comparable maturity. RIBs may be considered to be leveraged to the extent that their interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and are subject to many of the same risks as derivatives. The higher degree of leverage inherent in RIBs is associated with greater volatility in their market values. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Payment-in-kind Securities (PIKs). The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital. PIKs may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

The federal income tax treatment of PIKs is the same as the federal income tax treatment of zero coupon bonds. See "Zero Coupon 'Stripped' Bonds" and "Tax Information" below.

Zero Coupon "Stripped" Bonds. The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds. See "Tax Information" below.

Zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets, including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities. TBA refers to "To Be Announced." These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments. The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts. The Fund may invest in investments related to real estate, including real estate investment trusts ("REITs") such as equity REITs and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships. The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments. When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts. The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange). Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

Loans. A Fund may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan. (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires an assignment of or a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, a Fund's access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

Evergreen Adjustable Rate Fund, Evergreen Core Bond Fund, Evergreen Core Plus Bond Fund, Evergreen Diversified Income Builder Fund, Evergreen International Bond Fund, Evergreen Short Intermediate Bond Fund and Evergreen U.S. Government Fund: a complete listing of portfolio holdings as of month end will be posted to the Evergreen funds' Web site at EvergreenInvestments.com approximately 15 calendar days after the month end.

Evergreen money market funds: a complete listing of portfolio holdings will be posted at EvergreenInvestments.com by the close of business on Friday of each week. While the Evergreen money market funds generally expect to post portfolio holdings information on a weekly basis, they may post portfolio holdings information on a more frequent basis from time to time.

Evergreen Institutional Mortgage Portfolio, Evergreen Market Index Fund, Evergreen Market Index Growth Fund and Evergreen Market Index Value Fund: do not post portfolio holdings information to EvergreenInvestments.com.

All other Evergreen funds: a complete listing of portfolio holdings as of calendar quarter end will be posted to the Evergreen funds' Web site at EvergreenInvestments.com approximately 15 calendar days after the calendar quarter end.

Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients. These consultants typically compare the Funds against other investment firms' products to see which is most suitable for the clients. In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors. The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data prior to its public dissemination as discussed above.

This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities. Officers of a Fund may authorize disclosure of the Fund's portfolio securities in accordance with this policy. The Fund's Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy. The chief compliance officer reports directly to the Board.

As of the date of this SAI, the Fund(s) had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Fund(s):

Dissemination of Portfolio Holdings
Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds' custodian, tax service provider and securities lending agent	Daily
KPMG LLP	Funds' independent registered public accounting firm	As necessary in connection with financial statement audits and SEC filings
Evergreen Investment Services, Inc.	Funds' distributor	Daily
Evergreen Service Company, LLC	Funds' transfer agent	Quarterly
EIMC	Funds' investment advisor and administrator	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly
Wachovia Bank, N.A.	Funds' securities lending agent	Daily
J.L. Kaplan Associates, LLC	Investment sub-advisor for Small Cap Value Fund	Daily
Metropolitan West Capital Management, LLC	Investment sub-advisor for Intrinsic Value Fund	Daily

Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CODE OF ETHICS

Each Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

TRUSTEES AND OFFICERS

TRUSTEES INFORMATION

The Trust is supervised by a Board of Trustees. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Trustee Compensation" below.

The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is not an interested person of the Fund as defined in the 1940 Act (each, an "Independent Trustee"). The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds. The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below). For the fiscal year ended July 31, 2008, the Executive Committee held thirty-six scheduled committee meetings.

The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board. The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC. The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including the proposed nominee's business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Committee is responsible for informing the Fund's chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., Carol A. Kosel, Dr. Russell A. Salton, III, and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. For the fiscal year ended July 31, 2008, the 15(c) Committee held five committee meetings.

The Trust has an Audit Committee which consists of Dr. Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended July 31, 2008, the Audit Committee held eighteen committee meetings.

The Trust has a Distribution, 12b-1, and Service Committee which consists of Carol Kosel, the Chairperson of the Committee, David M. Richardson and William W. Pettit. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds' distributor of amounts paid under the Funds' Rule 12b-1 plans; the nature and quality of services provided by the Funds' transfer agent; and the overall level of servicing provided to shareholders in the Funds. With the exception of Mr. Pettit, the members of the Distribution, 12b-1, and Service Committee are Independent Trustees. For the fiscal year ended July 31, 2008, the Distribution, 12b-1, and Service Committee held four committee meetings.

The Trust has a Performance Committee which consists of K. Dun Gifford, Gerald M. McDonnell, Richard J. Shima, Richard K. Wagoner and the Chairman of the Committee, Dr. Leroy Keith, Jr. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. For the fiscal year ended July 31, 2008, the Performance Committee held six committee meetings.

Set forth below are the Trustees of each of the sixteen Evergreen Trusts. The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:
Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupation for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2007[2]	Other Directorships held outside of Evergreen Fund Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, LLC (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	94	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College	94	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	94	Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/07)
Carol A. Kosel DOB: 12/25/1963	Trustee	2008	Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund	94	None
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Former Manager of Commercial Operations, CMC Steel (steel producer)	94	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	94	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)	94	None
Russell A. Salton, III, MD DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.	94	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	94	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)	94	None

Interested Trustees:
Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Prinicipal Occupation for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2007[2]	Other Directorships held outside of Evergreen Fund Complex
William Walt Pettit DOB: 8/26/1955[3]	Trustee	1988	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company); Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	94	None
Richard K. Wagoner, CFA DOB: 12/12/1937[4]	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	94	None
1	Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office.
2	As of December 31, 2007, the Evergreen fund complex consisted of ten open-end investment management companies representing eighty-eight separate series and six closed-end funds.
3

It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen Funds, as defined in the 1940 Act, because of his law firm's representation of affiliates of Wells Fargo Company ("Wells Fargo"). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Funds' investment adviser, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

4	Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

TRUSTEE COMPENSATION

Listed below is the Trustee compensation paid by each Fund for the fiscal year ended July 31, 2008 and by the Evergreen Fund Complex1 for the twelve months ended December 31, 2007. The Trustees do not receive pension or retirement benefits from the Evergreen funds.

Trustee Compensation
Trustee	Fund	Aggregate Compensation From the Fund		Total Compensation from the Evergreen Fund Complex	1,[2]
Charles A. Austin III	Disciplined Value Fund	$1,294		$233,250
	Equity Income Fund	$2,371
	Fundamental Mid Cap Value Fund	$6	[3]
	Intrinsic Value Fund	$536
	Small Cap Value Fund	$401
	Special Values Fund	$4,513
K. Dun Gifford	Disciplined Value Fund	$1,208		$220,250
	Equity Income Fund	$2,227
	Fundamental Mid Cap Value Fund	$5	[3]
	Intrinsic Value Fund	$492
	Small Cap Value Fund	$360
	Special Values Fund	$4,245
Dr. Leroy Keith, Jr.	Disciplined Value Fund	$1,162		$210,250
	Equity Income Fund	$2,128
	Fundamental Mid Cap Value Fund	$6	[3]
	Intrinsic Value Fund	$494
	Small Cap Value Fund	$372
	Special Values Fund	$4,049
Carol A. Kosel	Disciplined Value Fund	$550		$57,200	[4]
	Equity Income Fund	$1,129
	Fundamental Mid Cap Value Fund	$5	[3]
	Intrinsic Value Fund	$316
	Small Cap Value Fund	$146
	Special Values Fund	$2,008
Gerald M. McDonnell	Disciplined Value Fund	$1,017		$189,500
	Equity Income Fund	$1,866
	Fundamental Mid Cap Value Fund	$5	[3]
	Intrinsic Value Fund	$436
	Small Cap Value Fund	$327
	Special Values Fund	$3,554
Patricia B. Norris	Disciplined Value Fund	$1,094		$196,250
	Equity Income Fund	$2,026
	Fundamental Mid Cap Value Fund	$5	[3]
	Intrinsic Value Fund	$456
	Small Cap Value Fund	$332
	Special Values Fund	$3,851
William Walt Pettit	Disciplined Value Fund	$1,086		$191,000
	Equity Income Fund	$2,009
	Fundamental Mid Cap Value Fund	$5	[3]
	Intrinsic Value Fund	$470
	Small Cap Value Fund	$344
	Special Values Fund	$3,810
David M. Richardson	Disciplined Value Fund	$1,017		$189,500
	Equity Income Fund	$1,866
	Fundamental Mid Cap Value Fund	$5	[3]
	Intrinsic Value Fund	$436
	Small Cap Value Fund	$327
	Special Values Fund	$3,554
Russell A. Salton, III, MD	Disciplined Value Fund	$1,195		$218,750
	Equity Income Fund	$2,213
	Fundamental Mid Cap Value Fund	$5	[3]
	Intrinsic Value Fund	$488
	Small Cap Value Fund	$359
	Special Values Fund	$3,913
Michael S. Scofield	Disciplined Value Fund	$1,739		$318,250
	Equity Income Fund	$3,184
	Fundamental Mid Cap Value Fund	$8	[3]
	Intrinsic Value Fund	$698
	Small Cap Value Fund	$534
	Special Values Fund	$6,078
Richard J. Shima	Disciplined Value Fund	$1,121		$222,500
	Equity Income Fund	$2,036
	Fundamental Mid Cap Value Fund	$5	[3]
	Intrinsic Value Fund	$465
	Small Cap Value Fund	$363
	Special Values Fund	$3,904
Richard K. Wagoner	Disciplined Value Fund	$1,014		$189,500
	Equity Income Fund	$1,857
	Fundamental Mid Cap Value Fund	$5	[3]
	Intrinsic Value Fund	$433
	Small Cap Value Fund	$327
	Special Values Fund	$3,538
1	As of December 31, 2007, the Evergreen fund complex consisted of ten open-end investment management companies representing eighty-eight separate series and six closed-end funds.
2	The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment products in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees' Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2007. The amounts listed below will be payable in later years to the respective Trustees:
Austin: $93,300
Pettit: $57,300
Salton: $54,688
Scofield $14,788
Shima: $111,250
3	Since the Fund had not yet completed a full fiscal year as of the date of this SAI, fees shown are estimated for the current fiscal year ended July 31, 2009 and are based on the net assets of the Fund as of October 31, 2008.
4	Ms. Kosel received compensation from the Evergreen Fund Complex for her role as consultant to the Evergreen funds' Boards of Trustees for the period from January 2007 to November 2007.

TRUSTEE OWNERSHIP OF EVERGREEN FUND SHARES

Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees' Deferred Compensation Plan. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2007.

Independent Trustees
Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Charles A. Austin III	Evergreen Enhanced S&P 500® Fund[1]
Evergreen Global Opportunities Fund[2]
Evergreen Health Care Fund[2]
Evergreen International Equity[1]
Evergreen Intrinsic Value Fund[1]
Evergreen Mid Cap Growth Fund[1]
Evergreen Omega Fund[1]
Evergreen Precious Metals Fund
	Evergreen Utility and Telecommunications Fund[2]	Over $100,000 Over $100,000 Over $100,000 Over $100,000 $10,001-$50,000 Over $100,000 $50,001-$100,000 Over $100,000 Over $100,000	Over $100,000
K. Dun Gifford	Evergreen Asset Allocation Fund Evergreen Emerging Markets Growth Fund Evergreen Equity Income Fund Evergreen Fundamental Large Cap Fund Evergreen Global Opportunities Fund Evergreen Health Care Fund	$50,001-$100,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000 Over $100,000 $10,001-$50,000	Over $100,000
Dr. Leroy Keith. Jr.	Evergreen Asset Allocation Fund
Evergreen Core Plus Bond Fund
Evergreen Global Opportunities Fund
Evergreen Income Advantage Fund
Evergreen Money Market Fund
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund
Evergreen Ultra Short Opportunities Fund
Evergreen Utilities and High Income Fund
	Evergreen Utility and Telecommunications Fund	$1-$10,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $1-$10,000 $1-$10,000	Over $100,000
Carol A. Kosel	Evergreen Small Cap Value Fund	Over $100,000	Over $100,000
Gerald M. McDonnell	Evergreen Adjustable Rate Fund
Evergreen Balanced Fund[1]
Evergreen Core Bond Fund[1]
Evergreen Emerging Markets Growth Fund
Evergreen Equity Income Fund
Evergreen Fundamental Large Cap Fund[2]
Evergreen Health Care Fund
Evergreen Income Advantage Fund
Evergreen International Equity Fund
Evergreen Money Market Fund[2]
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund[1]
Evergreen Short Intermediate Bond Fund[2]
Evergreen Strategic Municipal Bond Fund
Evergreen Utilities and High Income Fund
$10,001-$50,000
Over $100,000
$50,001-$100,000
$10,001-$50,000
$10,001-$50,000
$50,001-$100,000
$10,001-$50,000
$1-$10,000
$50,001-$100,000
Over $100,000
$1-$10,000
$10,001-$50,000
Over $100,000
$10,001-$50,000
		$1-$10,000	Over $100,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund
Evergreen Disciplined Value Fund
Evergreen Emerging Markets Growth Fund
Evergreen Global Opportunities Fund
Evergreen Growth Fund
Evergreen Health Care Fund
Evergreen International Equity Fund
Evergreen Precious Metals Fund
Evergreen Utility and Telecommunications Fund
		$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund Evergreen Multi-Sector Income Fund Evergreen Precious Metals Fund Evergreen Special Values Fund Evergreen Utilities and High Income Fund	$50,001-$100,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000	Over $100,000
Russell A. Salton, III, MD	Evergreen Asset Allocation Fund[1]
Evergreen Core Bond Fund[1]
Evergreen Enhanced S&P 500® Fund[1]
Evergreen Fundamental Large Cap Fund[1]
Evergreen Global Opportunities Fund[1]
Evergreen International Bond Fund[1]
	Evergreen Intrinsic Value Fund[1]	Over $100,000 Over $100,000 $50,001-$100,000 $50,001-$100,000 Over $100,000 Over $100,000 $50,001-$100,000	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund
Evergreen Balanced Fund[2]
Evergreen Core Bond Fund[1]
Evergreen Disciplined Value Fund[2]
Evergreen Equity Index Fund
Evergreen Global Opportunities Fund[2]
Evergreen Health Care Fund
Evergreen Income Advantage Fund
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund[2]
Evergreen Special Equity Fund
Evergreen Treasury Money Market Fund
	Evergreen Utility and Telecommunications Fund[2]	$10,001-$50,000 Over $100,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000	Over $100,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]
Evergreen Balanced Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Enhanced S&P 500® Fund[1]
Evergreen Fundamental Large Cap Fund[1]
Evergreen Global Large Cap Equity Fund
Evergreen Global Opportunities Fund
Evergreen Income Advantage Fund
Evergreen International Balanced Income Fund
Evergreen International Equity Fund
Evergreen Intrinsic Value Fund[1]
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund
Evergreen Utilities and High Income Fund
Over $100,000
$50,001-$100,000
$50,001-$100,000
Over $100,000
Over $100,000
Over $100,000
Over $100,000
$10,001-$50,000
$10,001-$50,000
$10,001-$50,000
Over $100,000
$10,001-$50,000
$50,001-$100,000
		$10,001-$50,000	Over $100,000
Interested Trustees:
Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
William Walt Pettit	Evergreen Asset Allocation Fund[1]
Evergreen Balanced Fund[1]
Evergreen Disciplined Value Fund[1]
Evergreen Enhanced S&P 500® Fund[1]
Evergreen Emerging Markets Growth Fund
Evergreen Equity Income Fund[1]
Evergreen Fundamental Large Cap Fund[2]
Evergreen Global Large Cap Equity Fund[2]
Evergreen Global Opportunities Fund[2]
Evergreen Growth Fund[1]
Evergreen Health Care Fund[2]
Evergreen International Equity Fund[2]
Evergreen Intrinsic Value Fund[1]
Evergreen Mid Cap Growth Fund[1]
Evergreen Money Market Fund
Evergreen Municipal Money Market Fund
Evergreen Omega Fund[1]
Evergreen Small-Mid Growth Fund[1]
Evergreen Utility and Telecommunications Fund[2]	$1-$10,000
$1-$10,000
$10,001-$50,000
Over $100,000
$10,001-$50,000
$1-$10,000
Over $100,000
$10,001-$50,000
Over $100,000
Over $100,000
Over $100,000
$10,001-$50,000
$1-$10,000
$1-$10,000
$1-$10,000
$10,001-$50,000
$1-$10,000
$1-$10,000
		Over $100,000	Over $100,000
Richard K. Wagoner	Evergreen Balanced Fund
Evergreen Equity Income Fund
Evergreen Income Advantage Fund
Evergreen Mid Cap Growth Fund
Evergreen Money Market Fund
Evergreen Multi-Sector Income Fund
Evergreen Municipal Money Market Fund
Evergreen Omega Fund
Evergreen Special Values Fund
Evergreen Treasury Money Market Fund
	Evergreen Utilities and High Income Fund	$10,001-$50,000 Over $100,000 $1-$10,000 Over $100,000 Over $100,000 $1-$10,000 $1-$10,000 Over $100,000 Over $100,000 $1-$10,000 $1-$10,000	Over $100,000
1	Invested through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.
2	Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Global Opportunities Fund: $50,001-$100,000; Evergreen Health Care Fund: 10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-50,000; Mr. McDonnell – Evergreen Fundamental Large Cap Fund: $10,001-$50,000; Evergreen Money Market Fund: $1-$10,000; and Evergreen Short Intermediate Bond Fund $1-$10,000; Mr. Pettit – Evergreen Fundamental Large Cap Fund: $10,001-$50,000; Evergreen Global Large Cap Equity Fund: $1-$10,000; Evergreen Global Opportunities Fund: $10,001-$50,000; Evergreen Health Care Fund: $10,001-$50,000; Evergreen International Equity Fund: $10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-$50,000; and Mr. Scofield – Evergreen Balanced Fund: $10,001-$50,000; Evergreen Disciplined Value Fund: $10,001-$50,000; Evergreen Global Opportunities Fund: $10,001-$50,000; Evergreen Omega Fund: $10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-$50,000.

OFFICER INFORMATION

Set forth below are the principal officers of each of the sixteen Evergreen Trusts.

Prinicipal Officers
Name, Address and Date of Birth	Position with Trust	Principal Occupation for the Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation
Robert Guerin 200 Berkeley Street Boston, MA 02116 DOB: 9/20/1965	Chief Compliance Officer since 2007	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Company, Inc; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management
1	Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Global Dividend Opportunity Fund, Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, Evergreen Utilities and High Income Fund, Evergreen Diversified Income Opportunities Fund and Evergreen International Balanced Income Fund. Jeremy DePalma is the Treasurer for Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Fund and an affiliated person of EIMC or Evergreen Investment Services, Inc. ("EIS") by virtue of their positions as an officer or employee of EIMC or EIS. The Fund's principal executive officers do not receive any compensation or expense reimbursement from the Fund.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 1, 2008, the officers and Trustees of each Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

Except as noted below in the table, to the Fund's knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of November 1, 2008.

Any person who owns beneficially 25% or more of the outstanding shares of the Fund may be deemed to control the Fund. Any person controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the approval of other shareholders.

Principal Fund Holders
Disciplined Value Fund Class A
NFS LLC FEBO BONY Custodian for PAS US Opportunity Fund of Funds 90 Washington Street, 11th Floor New York, NY 10286-0001	6.86%
Disciplined Value Fund Class B
None	None
Disciplined Value Fund Class C
MLPF & S For Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	7.82%
First Clearing Corporation W Joseph Selvia R/O IRA FCC as Custodian 4041 Max Drive Winston Salem, NC 27106-8711	6.51%
Disciplined Value Fund Class I
Wachovia Bank Cash Acct Attn: Trust Operations Fund Group 401 S Tryon Street, 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	54.38%
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	20.10%
Envision Growth & Income Fund 200 Berkeley Street Boston, MA 02116-5022	5.99%
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	5.98%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	5.82%
Equity Income Fund Class A
None	None
Equity Income Fund Class B
MLPF & S For Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	5.32%
Equity Income Fund Class C
Charles Schwab & Co., Inc. Special Custody Acct FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery Street/Attn: Mutual Funds San Francisco, CA 94104	10.89%
Citigroup Global Markets House Account Atn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	9.16%
Equity Income Fund Class I
None	None
Equity Income Fund Class R
Nick Stuller FBO Financial Information Group 401K Profit Sharing Plan & Trust 595 Shrewsbury Ave. Shrewsbury, NJ 07702-4158	71.33%
AG Edwards Lois N. Stephens Roth IRA Account 1 N Jefferson Ave. Saint louis, MO 63103-2205	22.71%
Fundamental Mid Cap Value Fund Class A
Evergreen Attn: Lori Gibson NC1195 401 S Tryon Street, Suite 500 Charlotte, NC 28288-0001	54.93%
Charles J. Marquardt 10 Roders Street Unit 1120 Cambridge, MA 02142-1252	10.40%
Fundamental Mid Cap Value Fund Class B
Evergreen Attn: Lori Gibson NC1195 401 S Tryon Street, Suite 500 Charlotte, NC 28288-0001	78.19%
First Clearing LLC William F Cox and Jean P. Cox JTWROS 630 Seashore Drive Atlanctic, NC 28511-9793	8.62%
Fundamental Mid Cap Value Fund Class C
Evergreen Attn: Lori Gibson NC1195 401 S Tryon Street, Suite 500 Charlotte, NC 28288-0001	15.09%
State Street Bank & Trust Coompany Custodia Rollover IRA FBO Will B. Read 100 Christwood Blvd. Apt 101 Covington, LA 70433-4601	5.14%
Fundamental Mid Cap Value Fund Class I
Evergreen Attn: Lori Gibson NC1195 401 S Tryon Street, Suite 500 Charlotte, NC 28288-0001	52.65%
Prudential Investment Management Services For the Benefit of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center Floor 11 Newark, NJ 07102-4000	46.43%
Intrinsic Value Fund Class A
Charles Schwab & Co., Inc. Special Custody Acct FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery Street/Attn: Mutual Funds San Francisco, CA 94104	11.01%
Prudential Investment Management Services For the Benefit Of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Cener Floor 11 Newark, NJ 07102-4000	9.14%
State Street Bank Trustee Citistreet Core Market 1 Heritage Drive Quincy, MA 02171-2105	5.53%
Intrinsic Value Fund Class B
None	None
Intrinsic Value Fund Class C
Charles Schwab & Co., Inc. Special Custody Acct FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery Street/Attn: Mutual Funds San Francisco, CA 94104	22.98%
MLPF & S For Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	6.66%
Intrinsic Value Fund Class I
Wachovia Bank NA EB/INT Cash Account 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	26.40%
Prudential Investment Management Services For the Benefit of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center Floor 11 Newark, NJ 07102-4000	23.51%
Small Cap Value Fund Class A
Charles Schwab & Co., Inc. Special Custody Acct FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery Street/Attn: Mutual Funds San Francisco, CA 94104	25.55%
Small Cap Value Fund Class B
None	None
Small Cap Value Fund Class C
MLPF & S For Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	19.03%
Small Cap Value Fund Class I
Mercer Trust Company FBO Health Net Inc 401K Attn: DCPA Team 1 Investors Way Norwood, MA 02062-1599	18.88%
Charles Schwab & Co., Inc. Special Custody Acct FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery Street/Attn: Mutual Funds San Francisco, CA 94104	14.59%
Wachovia Bank, NA Omnibus Reinvest/Reinvest 1525 W WT Harris Blvd. CMG-NC1151 Charlotte, NC 28262-8522	14.38%
Envision Growth & Income Fund 200 Berkeley Street Boston, MA 02116-5022	12.83%
Special Values Fund Class A
ING Life Insurance & Annuity Company 151 Farmington Ave. Hartford, CT 06156-0001	19.47%
Wachovia Bank 401K Accounts 1525 W WT Harris Blvd. Charlotte, NC 28288-0001	8.42%
Charles Schwab & Co., Inc. Special Custody Acct FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery Street/Attn: Mutual Funds San Francisco, CA 94104	6.92%
Special Values Fund Class B
None	None
Special Values Fund Class C
MLPF & S For Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	12.99%
Citigroup Global Markets House Account Atn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	6.36%
Special Values Fund Class I
Wachovia Bank 401K Accounts 1525 W WT Harris Blvd. Charlotte, NC 28288-0001	48.57%
The Northern Trust Company As Trustee FBO Illinois Tool Works Defined Contribution Plan - DY 801 S Canal Street Chicago, IL 60607-4715	16.10%
Wachovia Bank Cash Acct Attn: Trust Operations Fund Group 401 S Tryon Street, 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	10.37%
Wachovia Bank Reinvest Acct Attn: Trust Operations Fund Group 401 S Tryon Street, 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	5.25%
First Clearing, LLC WBNA Secured Party Under Offering Basis Agreement & Sec. 901 East Byrd Street, 15th Floor Richmond, VA 23219-4052	5.02%
Special Values Fund Class R
Hartford Life Insurance Company Seperate Account Attn: UIT Operations PO Box 2999 Hartford, CT 06104-2999	59.57%
MLPF & S For Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	15.32%
MCB Trust Services Custodian FBO Pope Associates Inc. 700 17th Street, Suite 300 Denver, CO 80202-3531	9.90%

INVESTMENT ADVISOR

EIMC, a wholly owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034. Wachovia is located at 301 South College Street, Charlotte, North Carolina, 28288-0013.

On behalf of the Fund, the Trust has entered into an investment advisory and management agreement with the applicable Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays all of the expenses incurred in connection with the provision of its services.

The Fund pays all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above); (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund.

The Advisory Agreement continues in effect for an initial term of two years and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Trustees who are not interested persons of the Fund or interested persons of any party to the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreements, please see either the Fund's Annual Report or Semiannual Report most recently issued after the approval or renewal of the Fund's advisory agreement for the most recent fiscal period.

EIMC is entitled to receive from each Fund a fee at an annual rate based on each Fund's average daily net assets as follows:

Disciplined Value Fund and Intrinsic Value Fund
Aggregate Average Daily Net Assets	Fee
First $1 billion	0.62%
Next $1 billion	0.55%
Next $500 million	0.50%
Over $2.5 billion	0.45%
Equity Income Fund
Aggregate Average Daily Net Assets	Fee
First $250 million	0.70%
Next $250 million	0.65%
Next $500 million	0.55%
Over $1 billion	0.50%
Fundamental Mid Cap Value Fund
Aggregate Average Daily Net Assets	Fee
First $1 billion	0.65%
Over $1 billion	0.60%
Small Cap Value Fund
Aggregate Average Daily Net Assets	Fee
First $250 million	0.90%
Next $250 million	0.85%
Next $500 million	0.75%
Over $1 billion	0.70%
Special Values Value Fund
Aggregate Average Daily Net Assets of the Fund and Evergreen VA Special Values Fund	Fee
First $1.5 million	0.80%
Over $1.5 billion	0.75%

Below are the advisory fees paid by each Fund for the last three fiscal years.

Advisory Fees Paid
Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
July 31, 2008
Disciplined Value Fund	$2,735,293	$369,834
Equity Income Fund	$6,085,111	$0
Fundamental Mid Cap Value Fund[1]	$0	$137,879
Intrinsic Value Fund	$1,650,827	$28,594
Small Cap Value Fund	$1,366,708	$0
Special Values Fund	$13,654,106	$832,185
July 31, 2007
Disciplined Value Fund	$4,281,657	$0
Equity Income Fund	$6,921,973	$0
Intrinsic Value Fund[2]	$376,213	$91,671
Small Cap Value Fund	$3,496,523	$0
Special Values Fund	$19,127,679	$280,614
July 31, 2006
Disciplined Value Fund	$1,470,791	$50,233
Equity Income Fund	$7,003,803	$52,941
Small Cap Value Fund	$4,135,937	$0
Special Values Fund	$19,512,223	$684,148
1	For the fiscal period from September 28, 2007 (commencement of operations) to July 31, 2008.
2	The Fund commenced operations on August 1, 2006.

SUB-ADVISORS

J.L. Kaplan Associates, LLC (Kaplan), a subsidiary of Wachovia and an affiliate of EIMC, is the sub-advisor to Small Cap Value Fund. As sub-advisor, Kaplan manages the Fund's investments on a day-to-day basis. EIMC pays a portion of its advisory fee to Kaplan for its services. The Fund does not pay a direct fee to Kaplan for its services.

EIMC pays Kaplan a fee at the following annual rate which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee
First $200 million	0.70%
Next $100 million	0.65%
Over $300 million	0.60%

Metropolitan West Capital Management, LLC (MetWest Capital), a subsidiary of Wachovia and an affiliate of EIMC, is the sub-advisor to Intrinsic Value Fund. As sub-advisor, MetWest Capital manages the Fund's investments on a day-to-day basis. EIMC pays a portion of its advisory fee to MetWest Capital for its services. The Fund does not pay a direct fee to MetWest Capital for its services.

EIMC pays MetWest Capital a fee at the following annual rate which is computed as of the close of business each day and paid monthly:

Average Daily Net Assets	Fee
First $250 million	0.35%
Next $750 million	0.275%
Over $1 billion	0.20%

PORTFOLIO MANAGER(S)

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds' most recent period ended July 31, 2008.

Portfolio Manager			(Assets in Thousands)
Howard Gleicher, CFA	Assets of registered investment companies managed
	American Beacon Large Cap Value Funds		$2,538,252
	CIBC Imperial U.S. Equity Pool Fund		$202,410
	Evergreen Intrinsic Value Fund		$428,054
	Evergreen Intrinsic World Equity Fund		$172,487
	MM US Equity Fund		$22,776
	Natixis U.S. Opportunities Fund		$937,491
	Northern Trust Multi-Manager Large Cap Fund		$82,985
	Scotia Capital Pinnacle American Value Equity Fund		$65,162
	Scotia U.S. Value Fund		$103,418
	TOTAL		$4,553,035
	Those subject to performance fee		0
	Number of other pooled investment vehicles managed		6
	Assets of other pooled investment vehicles managed		$508,092
	Number of those subject to performance fee		0
	Number of other accounts managed		441
	Assets of other accounts managed		$5,099,473
	Number of those subject to performance fee		1
	Assets of those subject to performance fee		$29,274
David M. Graham	Assets of registered investment companies managed
	American Beacon Large Cap Value Funds		$2,538,252
	CIBC Imperial U.S. Equity Pool Fund		$202,410
	Evergreen Intrinsic Value Fund		$428,054
	Evergreen Intrinsic World Equity Fund		$172,487
	MM US Equity Fund		$22,776
	Natixis U.S. Opportunities Fund		$937,491
	Northern Trust Multi-Manager Large Cap Fund		$82,985
	Scotia Capital Pinnacle American Value Equity Fund		$65,162
	Scotia U.S. Value Fund		$103,418
	TOTAL		$4,553,035
	Those subject to performance fee		0
	Number of other pooled investment vehicles managed		6
	Assets of other pooled investment vehicles managed		$508,092
	Number of those subject to performance fee		0
	Number of other accounts managed		441
	Assets of other accounts managed		$5,099,473
	Number of those subject to performance fee		1
	Asets of those subject to performance fee		$29,274
Gary W. Lisenbee	Asset of registered investment companies managed
	American Beacon Large Cap Value Funds		$2,538,252
	CIBC Imperial U.S. Equity Pool Funds		$202,410
	Evergreen Intrinsic Value Fund		$428,054
	Evergreen Intrinsic World Equity Fund		$172,487
	Hartford Select Small Cap Value Fund		$38,055
	Hartford Small Cap Value HLS Fund		$24,950
	MM US Equity Fund		$22,776
	Natixis U.S. Opportunities Fund		$937,491
	Northern Trust Multi-Manager Large Cap Fund		$82,985
	Northern Trust Multi-Manager Small Cap Fund		$88,984
	River Source Partners Small Cap Value Fund		$123,180
	Soctia Capital Pinnacle American Value Equity Fund		$65,162
	Scotia U.S. Value Fund		$103,418
	UBS PACE Small/Mid Co Value Investments		$167,557
	TOTAL		$4,995,761
	Those subject to performance fee		0
	Number of other pooled investment vehicles managed		9
	Assets of other pooled investment vehicles managed		$571,454
	Number of those subject to performance fee		0
	Number of other account managed		449
	Assets of other account managed		$5,146,085
	Number of those subject to performance fee		1
	Assets of those subject to performance fee		$29,274
Jeffrey Peck	Asset of registered investment companies managed
	American Beacon Large Cap Value Funds		$2,538,252
	CIBC Imperial U.S. Equity Pool Fund		$202,410
	Evergreen Intrinsic Value Fund		$428,054
	Evergreen Intrinsic World Equity Fund		$172,487
	MM US Equity Fund		$22,776
	Natixis U.S. Opportunities Fund		$937,491
	Northern Trust Multi-Manager Large Cap Fund		$82,985
	Scotia Capital Pinnacle American Value Equity Fund		$65,162
	Scotia U.S. Value Fund		$103,418
	TOTAL		$4,553,035
	Those subject to performance fee		0
	Number of other pooled investment vehicles managed		6
	Assets of other pooled investment vehicles managed	S	508,092
	Number of those subject to performance fee		0
	Number of other account managed		441
	Assets of other account managed		$5,099,473
	Number of those subject to performance fee		1
	Assets of those subject to performance fee		$29,274
Paul Weisman	Assets of registered investment companies managed
	Evergreen Small Vap Value Fund		$121,383
	TOTAL		$121,383
	Those subject to performance fee		0
	Number of other pooled investment vehicles managed		1
	Assets of other pooled investment vehicles managed		$17,343
	Number of those subject to performance fee		0
	Number of other accounts managed		197
	Assets of other account managed		$406,927
	Number of those subject to performance fee		0
	Assets of those subject to performance fee		$0
Regina Wiedenski	Assets of registered investment companies managed
	Evergreen Small Vap Value Fund		$121,383
	TOTAL		$121,383
	Those subject to performance fee		0
	Number of other pooled investment vehicles managed		1
	Number of other pooled investment vehicles managed		$17,343
	Number of those subject to performance fee		0
	Number of other accounts managed		197
	Assets of other account managed		$406,927
	Number of those subject to performance fee		0
	Assets of those subject to performance fee		$0

Walter T. McCormick, CFA	Assets of registered investment companies managed
	Evergreen Equity Income Fund		$835,151
	Evergreen Fundamental Large Cap Fund		$885,345
	Evergreen VA Fundamental Large Cap Fund		$127,445
	TOTAL		$1,847,941
	Those subject to performance fee		0
	Number of other pooled investment vehicles managed		2
	Assets of other pooled investment vehicles managed		$105,820
	Number of those subject to performance fee		0
	Number of other accounts managed		0
	Assets of other accounts managed		$0
	Number of those subject to performance fee		0
	Assets of those subject to a performance fee		$0
Gary Mishuris, CFA	Assets of registered investment companies managed
	Evergreen Equity Income Fund		$835,151
	TOTAL		$835,151
	Those subject to performance fee		0
	Number of other pooled investment vehicles managed		0
	Assets of other pooled investment vehicles managed		$0
	Number of those subject to performance fee		0
	Number of other accounts managed		0
	Assets of other accounts managed		$0
	Number of those subject to performance fee		0
	Asets of those subject to performance fee		$0
James M. Tringas, CFA	Assets of registered investment companies managed
	Evergreen Special Values Fund		$1,477,195
	Evergreen VA Special Values Fund		$95,243
	Evergreen Fundamental Mid Cap Value Fund		$2,251
	Evergreen Global Opportunities Fund1		$567,027
	Clarington Global Small Cap Fund1		$40,821
	TOTAL		$2,182,538
	Those subject to performance fee		0
	Number of other pooled investment vehicles managed		1
	Assets of other pooled investment vehicles managed	S	123,537
	Number of those subject to performance fee		0
	Number of other account managed		4
	Assets of other account managed		$216,580
	Number of those subject to performance fee		0
	Assets of those subject to performance fee		$0
	1. Mr. Tringas is not fully responsible for the management of the entire portfolios of Evergreen Global Opportunities Fund or Clarington Global Small Cap Fund. As of July 31, 2008, Mr. Tringas was responsible only for approximately $300.6 million of the $607.8 million in assets in these funds.
William E. Zieff	Assets of registered investment companies managed
	Evergreen Disciplined Small-Mid Value Value Fund		$19,736
	Evergreen Enhanced S&P 500 Fund		$1,362,858
	Evergreen Disciplined Value Fund		$311,643
	Evergreen Global Large Cap Equity Fund		$100,124
	Evergreen Market Index Growth Fund		$318,862
	Evergreen Market Index Value Fund		$591,241
	Evergreen Equity Index Fund		$687,026
	Evergreen Market Index Fund		$664,150
	Evergreen Special Equity Fund		$66,758
	TOTAL		$4,122,398
	Those subject to performance fee		$1,362,858
	Number of other pooled investment vehicles managed		4
	Assets of other pooled investment vehicles managed		$2,170,035
	Number of those subject to performance fee		0
	Assets of those subject to a performance fee		$0
	Number of other accounts managed		47
	Assets of other accounts managed		$6,654,946
	Number of those subject to performance fee		0
	Assets of those subject to performance fee		$0

CONFLICTS OF INTEREST

EIMC, Kaplan and MetWest Capital. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund's advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

None of EIMC, Kaplan or MetWest Capital receive a performance fee for its management of the Funds, other than Evergreen Enhanced S&P 500® Fund. EIMC, sub-advisors and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds -- for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC and sub-advisors, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager's or an investment advisor's compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC, Kaplan or MetWest Capital have policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager's personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

COMPENSATION

EIMC. For EIMC, portfolio managers' compensation consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.

The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Unless described in further detail below, none of the portfolio managers of the Funds has predetermined bonus arrangements. The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia, EIMC's publicly traded parent company. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund's weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

Kaplan. Portfolio managers earn a base salary and earn additional compensation based upon specific formulas agreed to in connection with the acquisition of Kaplan by EIMC. Such formulas generally take into consideration revenue and/or profitability of Kaplan on investment advisory business.

MetWest Capital. The compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental) and 401(k) plan. A material portion of each professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary and may include equity in MetWest Capital's publicly traded parent company, Wachovia Corporation. While Wachovia Corporation holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on the profitability of the firm. MetWest Capital professionals who hold ownership interests in the firm do not receive investment performance-related bonuses.

MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over MetWest Capital's investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

For calendar year 2008, the investment performance component of each portfolio manager's bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2009.

Portfolio Manager	Benchmark
William E. Zieff	Lipper Large Cap Core Funds
Lipper Multi-Cap Value Funds
Lipper Small Cap Growth Funds
Lipper Global Large Cap Core Funds
Callan CAI Stk Based Enhanced Index Univ.
Callan CAI Large Cap Value Univ.
Callan CAI Small Cap Core Univ.
Callan CAI Small Cap Growth Univ.
Walter T. McCormick, CFA	Lipper Large Cap Core Lipper Large Cap Equity Income Lipper Large Cap Growth Lipper Large Cap Value Lipper Multi-Cap Growth
Gary Mishuris, CFA	Lipper Large Cap Value
David M. Graham	Russell 1000 Value S&P 500
James M. Tringas, CFA	Lipper Small-Cap Value Funds
Jeffrey Peck	Russell 1000 Value S&P 500

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients. Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

  medical, dental, vision and prescription benefits;

  life, disability and long-term care insurance;

  before-tax spending accounts relating to dependent care, health care, transportation and parking; and

  various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

FUND HOLDINGS

The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds' fiscal year ended July 31, 2008. Total exposure equals the sum of (i) the portfolio manager's beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager's Evergreen fund holdings through the Wachovia 401(k) plan, plus (iii) the portfolio manager's Wachovia deferred compensation plan exposure to Evergreen funds.

Portfolio Manager Fund Holdings
Portfolio Manager	Fund	Dollar Range of Holdings in Fund	Dollar Range of Holdings in Evergreen Family of Funds
Howard Gleicher, CFA	Evergreen Intrinsic Value Fund	$10,001-$50,000	$100,001-$500,000
David M. Graham	Evergreen Intrinsic Value Fund	$1-$10,000	$1-$10,000
Gary W. Lisenbee	Evergreen Intrinsic Value Fund	$10,001-$50,000	$10,001-$50,000
Jeffrey Peck	Evergreen Intrinsic Value Fund	$1 - $10,000	$1-$10,000
Walter T. McCormick, CFA	Evergreen Equity Income Fund	$100,001-$500,000	$100,001-$500,000
Gary Mishuris, CFA	Evergreen Equity Income Fund	$10,001-$50,000	$10,001-$50,000
James M. Tringas, CFA	Evergreen Fundamental Mid Cap Value Fund	$1-$10,000	$500,000-$1,000,000
Evergreen Special Values Fund
Paul Weisman	Evergreen Small Cap Value Fund	$500,001-$1,000,000	$500,001-$1,000,000
Regina Wiedenski	Evergreen Small Cap Value Fund	$100,001-$500,000	$100,001-$500,000
William E. Zieff	Evergreen Disciplined Value Fund	$10,001-$50,000	$50,001-$100,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen's mutual fund business as of December 31, 2007. Total exposure equals the sum of (i) the individual's beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual's Evergreen fund holdings through the Wachovia 401(k) plan, plus (iii) the individual's Wachovia deferred compensation plan exposure to Evergreen funds.

Officer Holdings
Name/Title	Dollar Range of Holdings in Evergreen Family of Funds
Peter Cieszko Executive Managing Director and President of Global Distribution, EIMC	$100,001 - $500,000
Dennis Ferro Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen Executive Managing Director and Head of Business Management and Strategy, EIMC	$500,001 - $1,000,000
W. Douglas Munn Chief Operating Officer, EIMC	$500,001 - $1,000,000
Patrick O'Brien President, Institutional Division, EIMC	Over $1,000,000

BROKERAGE

BROKERAGE COMMISSIONS

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark-up or reflect a dealer's mark-down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

BROKERAGE COMMISSIONS PAID

Below are the brokerage commissions paid for the last three fiscal years by each Fund to: (1) all brokers and; (2) Wachovia Securities LLC, an affiliate of Wachovia that places trades through its wholly owned subsidiary, First Clearing Corp.

Fiscal Year or Period Ended/ Fund	Total Paid to All Brokers	Total Paid to Wachovia Securities, LLC
July 31, 2008
Disciplined Value Fund	$256,503	$0
Equity Income Fund	$609,454	$174,919
Fundamental Mid Cap Value Fund	$4,674	$72
Intrinsic Value Fund	$432,772	$0
Small Cap Value Fund	$377,856	$0
Special Values Fund	$3,545,572	$238,963
July 31, 2007
Disciplined Value Fund	$94,684	$0
Equity Income Fund	$2,401,197	$342,375
Fundamental Mid Cap Value Fund	$0	$0
Intrinsic Value Fund	$0	$0
Small Cap Value Fund	$626,656	$0
Special Values Fund	$3,689,786	$$94,022
July 31, 2006
Disciplined Value Fund	$21,804	$0
Equity Income Fund	$3,937,001	$776,216
Fundamental Mid Cap Value Fund	$0	$0
Intrinsic Value Fund	$0	$0
Small Cap Value Fund	$834,631	$0
Special Values Fund	$3,179,559	$99,172

PERCENTAGE OF BROKERAGE COMMISSIONS PAID TO AFFILIATES

The table below shows, for the fiscal year ended July 31, 2008, (1) the percentage of aggregate brokerage commissions paid by each Fund to Wachovia Securities, LLC; and (2) the percentage of each Fund's aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC.

Fund	Percentage of Commissions to Wachovia Securities, LLC	Percentage of Commissionable Transactions through Wachovia Securities, LLC.
Disciplined Value Fund	0%	0%
Equity Income Fund	28.7%	20.4%
Fundamental Mid Cap Value Fund	1.5%	1.1%
Intrinsic Value Fund	0%	0%
Small Cap Value Fund	0%	0%
Special Values Fund	6.7%	6.1%

BROKERAGE COMMISSIONS WITH RESEARCH FIRMS

During the fiscal year ended July 31, 2008, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by EIMC to provide research services ("Research Firms"). Wachovia Securities, LLC (together with its wholly-owned subsidiary, First Clearing LLC) is a Research Firm. The provision of research was not necessarily a factor in the placement of these transactions with such Research Firms.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
Disciplined Value Fund	$681,730,885	$249,119
Equity Income Fund	$367,745,803	$392,893
Fundamental Mid Cap Value Fund	$5,081,601	$4,188
Intrinsic Value Fund	$401,147,892	$464,293
Small Cap Value Fund	$211,224,668	$392,861
Special Values Fund	$1,475,424,472	$2,554,271

The following table lists the value of a Fund's holdings, if any, in the securities of its regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act), or their parent companies, as of the end of the Fund's most recent fiscal year.

Regular Broker Dealers
Fund	Regular Broker or Dealer	Value
Disciplined Value Fund	Bank of America Corp.	$6,584,310
	Citigroup, Inc.	$4,367,965
	JPMorgan Chase & Co.	$7,966,893
	Bank of New York Mellon Corp.	$1,248,853
	Blackrock, Inc.	$234,809
	Federated Investors, Inc., Class B	$860,078
	Goldman Sachs Group, Inc.	$5,290,414
	Lehman Brothers Holdings, Inc.	$156,840
	Morgan Stanley	$3,512,930
	State Street Corp.	$2,347,643
	TD Ameritrade Holding Corp.	$342,024
Equity Income Fund	Legg Mason, Inc.	$26,219,430
	Apollo Global Management, LLC, Class A	$8,475,894
	Bank of America Corp.	$28,727,787
	JPMorgan Chase & Co.	$21,249,896
Intrinsic Value Fund	Charles Schwab Corp.	$11,467,890
	Morgan Stanley	$7,359,072
	JPMorgan Chase & Co.	$13,001,600
Special Values Fund	Apollo Investment Corp.	$8,454,051
	Investment Technology Group, Inc.	$1,181,041
	Knight Capital Group, Inc., Class A	$13,674,079
	Kohlberg Capital Corp.	$4,107,839
	Westwood Holdings Group, Inc.	$4,668,079
	KKR Financial Holdings, LLC	$5,774,040

SELECTION OF BROKERS

The advisor places orders for the purchase and sale of portfolio securities for a Fund's accounts with brokers or dealers selected by it in its discretion. When buying and selling portfolio securities, the advisor seeks the best execution for the Fund's orders, considering a number of factors including without limitation:

  ability to provide the best net financial result to the Fund;

  efficiency in handling trades;

  ability to trade large blocks of securities;

  reliability (e.g., lack of failed trades);

  readiness to handle possibly difficult trades;

  inventory of securities sought;

  historical and currently quoted commission rates;

  kind and quality of the execution services;

  financial strength and stability; and

  provision of "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")).

These factors are generally considered over multiple transactions covering extended periods of time and all of these factors are not always present or considered in the context of every transaction.

In reliance on the "safe harbor" provided by Section 28(e) of the 1934 Act, the advisor may cause the Fund to pay a broker-dealer that furnishes "brokerage and research services" (as defined in the 1934 Act) a higher commission for effecting securities transactions than what another broker-dealer would have charged for effecting that same transaction, provided that the advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the advisor to the accounts as to which it exercises investment discretion. The services received include such matters as economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Research and brokerage services so received are in addition to, and not in lieu of, services required to be performed by the advisor and do not reduce the advisory fee payable by the Fund. To the extent that services of value are received by an advisor, the advisor may avoid expenses that might otherwise be incurred. It is possible that certain of the research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by an advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions for such other account or investment company.

Wachovia Securities, LLC, an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia, the advisor's parent.

Although the advisor may use a broker-dealer that sells Fund shares to effect transactions for the Fund's portfolios, when selecting a broker for portfolio trades, the advisor may not consider the amount of Fund shares a broker has sold.

SIMULTANEOUS TRANSACTIONS

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. Although such aggregation generally benefits clients, it may cause the price, brokerage costs, or the transaction generally to be less favorable to a particular client than if similar transactions were not aggregated or being executed concurrently for other accounts.

PORTFOLIO TURNOVER

The Funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover in any given fiscal year. A Fund's portfolio turnover may vary significantly from one year to the next due to a number of factors, including portfolio management changes, a merger with another fund, and market events. A high rate of portfolio turnover may result in a greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section of the Fund's prospectus(es).

PRINCIPAL UNDERWRITER

EIS, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is also the distributor/principal underwriter of the Funds and markets the Funds through broker-dealers and other financial representatives and receives payments pursuant to the Funds' 12b-1 plans as well as through the sales charges paid in respect of sales of Fund shares. EIS, a subsidiary of Wachovia, is an affiliate of each Fund and EIMC. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with EIS with respect to each class of the Fund.

EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

After an initial term of two years, the Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, or interested persons of any party to the agreement and (ii) by vote of a majority of the Trust's Trustees, in each case.

The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.

UNDERWRITING COMMISSIONS

Below are the underwriting commissions received by EIS, the principal underwriter of each Fund and an affiliate of Wachovia, from sales charges on the sale of Fund shares and the amounts retained by EIS after the payment of any dealer allowance for the last three fiscal years. EIS is an affiliate of each Fund and EIMC.

Underwriting Commissions
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
July 31, 2008
Disciplined Value Fund	$35,383	$2,263
Equity Income Fund	$75,370	$5,259
Fundamental Mid Cap Value Fund	$2,272	$213
Intrinsic Value Fund	$307,966	$12,757
Small Cap Value Fund	$29,702	$1,637
Special Values Fund	$267,441	$7,898
July 31, 2007
Disciplined Value Fund	$98,645	$5,801
Equity Income Fund	$168,146	$12,774
Intrinsic Value Fund	$595,087	$33,022
Small Cap Value Fund	$40,948	$2,637
Special Values Fund	$510,789	$21,596
July 31, 2006
Disciplined Value Fund	$44,490	$2,946
Equity Income Fund	$180,620	$11,185
Small Cap Value Fund	$42,050	$2,271
Special Values Fund	$684,577	$28,589
1	For the fiscal period from September 28, 2007 (commencement of operations) to July 31, 2008.
2	The Fund commenced operations on August 1, 2006.

RULE 12b-1 PLANS

In accordance with Rule 12b-1 of the 1940 Act, the Fund bears some of the costs of selling each class of its shares (other than Class I shares, if applicable) pursuant to a distribution plan adopted for each such class (each a "Plan," together the "Plans"). Under the terms of the Plans, with respect to each applicable class, the Fund may collect from Fund assets service and/or distribution fees (collectively referred to as "12b-1 fees") up to a maximum annual percentage of the average daily net assets attributable to the applicable class, as set forth in the table below. Please refer to the prospectus for information regarding the current 12b-1 fee being charged for a class, which may be an amount less than that shown below. The Trustees may, without shareholder approval, increase the 12b-1 fee charged to a class up to the maximum amount allowed under the relevant Plan.

Maximum 12b-1 Fees
Class	Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%
B	1.00%
C	1.00%
S	0.75%
Administrative	0.75%
Institutional Service	0.75%
Investor	0.75%
Participant	0.75%
R	1.00%

Amounts collected under the Plans are used by the Fund to compensate EIS, the Fund's principal underwriter, pursuant to the Underwriting Agreement entered into between the Fund and EIS with respect to each of its applicable share classes (for more information, see "Principal Underwriter" above). Amounts collected under the Plans are also paid, either directly or through EIS, to other entities, including EIMC and certain Wachovia affiliates. The 12b-1 fees are used for activities intended primarily to result in the sale of Fund shares, as well as for personal services provided to shareholders and the maintenance of shareholder accounts. For information regarding the percentage of the 12b-1 fee for each class that is used for shareholder services and account maintenance, please see "Service Fees Paid to Investment Firms" below.

The Fund may make payments under the Plans when shares of the Fund are not available for purchase.

Since EIS's compensation under the Underwriting Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it from the amounts collected under the Plans during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.

Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Each Plan continues in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by a vote of the Trustees of the Trust and by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. All material amendments to any Plan must be approved by a vote of the Trustees of the Trust and by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan cast in person at a meeting called for the purpose of voting and such approval and no Plan may be amended in order to increase materially the amount to be spent for distribution without the approval of a majority (as defined by the 1940 Act) of the outstanding voting securities of the class affected. A Plan may be terminated (i) by the Fund without penalty at any time on not more than sixty days written notice by a vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, or by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, or (ii) by EIS. To terminate a Plan, the Fund need give no notice to EIS.

To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

EIMC may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. Please see "Additional Compensation to Financial Services Firms" in the prospectus for further information.

SERVICE FEES PAID TO INVESTMENT FIRMS

EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Administrative, Investor, Participant, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.050% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.20% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Class S Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is calculated into the appropriate maximum aggregate cap as specified in the rules of the Financial Industry Regulatory Authority ("FINRA").

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

No service fees are paid on sales of any Class I shares (also referred to as Institutional shares) of the Fund.

DISTRIBUTION AND/OR SERVICE (12b-1) FEES

Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended July 31, 2008.

Distribution and/or ServiceFees
Fund		Class A	Class B	Class C
Disciplined Value Fund	Distribution Fees	$0	$44,830	$18,751
Disciplined Value Fund	Service Fees	$230,411	$14,943	$6,250
Equity Income Fund	Distribution Fees	$124,679	$291,531	$169,669
Equity Income Fund	Service Fees	$779,687	$97,177	$56,556
Fundamental Mid Cap Value Fund	Distribution Fees	$0	$1,621	$3,144
Fundamental Mid Cap Value Fund	Service Fees	$625	$541	$1,048
Intrinsic Value Fund	Distribution Fees	$0	$164,214	$165,484
Intrinsic Value Fund	Service Fees	$198,565	$54,738	$55,162
Small Cap Value Fund	Distribution Fees	$0	$59,607	$55,331
Small Cap Value Fund	Service Fees	$174,580	$19,869	$18,444
Special Values Fund	Distribution Fees	$0	$936,538	$678,882
Special Values Fund	Service Fees	$1,892,087	$312,180	$226,294
Distribution and/or ServiceFees
Fund		Class R
Equity Income Fund	Distribution Fees	$217
Equity Income Fund	Service Fees	$216
Special Values Fund	Distribution Fees	$16,012
Special Values Fund	Service Fees	$16,013

OTHER SERVICE PROVIDERS

ADMINISTRATOR

EIMC, a subsidiary of Wachovia and an affiliate of each Fund, also serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. Pursuant to a Master Administrative Services Agreement, EIMC provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund fees at the following annual rate:

Average Daily Net Assets of the Evergreen funds (excluding Money Market Funds)	Administrative Service Fee Rates
First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Below are the administrative fees paid by each Fund for the last three fiscal years. For periods prior to January 1, 2008, the administrative fees were paid to the Funds' predecessor administrator.

Administrative Service Fees Paid
Fund/Fiscal Year or Period	Administrative Fees Paid
July 31, 2008
Disciplined Value Fund	$499,596
Equity Income Fund	$994,922
Fundamental Mid Cap Value Fund	$1,125
Intrinsic Value Fund	$270,493
Small Cap Value Fund	$151,500
Special Values Fund	$1,833,257
July 31, 2007
Disciplined Value Fund	$686,956
Equity Income Fund	$1,153,354
Intrinsic Value Fund	$74,958
Small Cap Value Fund	$394,809
Special Values Fund	$2,479,784
July 31, 2006
Disciplined Value Fund	$236,554
Equity Income Fund	$1,179,443
Small Cap Value Fund	$469,371
Special Values Fund	$2,581,537
1	For the fiscal period from September 28, 2007 (commencement of operations) to July 31, 2008.
2	The Fund commenced operations on August 1, 2006.

TRANSFER AGENT

Evergreen Service Company, LLC ("ESC"), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia and an affiliate of each Fund and EIMC, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account	[1]	Annual Fee Per Closed Account	[2]
Monthly Dividend Funds	$26.00		$9.00
Quarterly Dividend Funds	$21.50		$9.00
Semiannual Dividend Funds	$21.50		$9.00
Annual Dividend Funds	$21.50		$9.00
1	The Fund pays ESC this fee for all open accounts where shareholders of the Fund hold their accounts directly with the Fund. For accounts held in the name of a financial intermediary, ESC may pay the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses ("sub-transfer agency fees"). The Fund reimburses ESC for all or a portion of that amount plus an additional amount equal to twelve percent of the reimbursement as compensation to ESC for the operation of the reimbursement program.
2	The Fund pays ESC this fee for all closed accounts held directly with the Fund. Closed accounts are maintained on the system in order to facilitate historical tax information.

The table below shows the transfer agency fees paid by the Funds to ESC for the last three fiscal years. ESC remits a portion of these fees to financial intermediaries, which may include one or more affiliates of EIMC and Wachovia, who hold shares of the Funds for their clients.

Transfer Agency Fees Paid
Fund/Fiscal Year or Period	Transfer Agency Fees Paid
July 31, 2008
Disciplined Value Fund	$387,949
Equity Income Fund	$1,325,997
Fundamental Mid Cap Value Fund	$309
Intrinsic Value Fund	$254,233
Small Cap Value Fund	$351,964
Special Values Fund	$3,145,202
July 31, 2007
Disciplined Value Fund	$130,245
Equity Income Fund	$1,617,547
Intrinsic Value Fund	$51,841
Small Cap Value Fund	$501,882
Special Values Fund	$3,519,860
July 31, 2006
Disciplined Value Fund	$81,357
Equity Income Fund	$1,918,127
Small Cap Value Fund	$601,219
Special Values Fund	$4,104,133
1	For the fiscal period from September 28, 2007 (commencement of operations) to July 31, 2008.
2	The Fund commenced operations on August 1, 2006.

SECURITIES LENDING AGENT

Wachovia Bank, N.A., a subsidiary of Wachovia and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to certain of the Evergreen funds. A securities lending agent facilitates lending of a Fund's securities to brokers, dealers and other financial institutions to earn additional income for the Fund. In its role as securities lending agent to the Funds, Wachovia Bank, N.A. earned the following fees from the Funds during the fiscal year ended July 31, 2008.

Fund	Total Fees Earned
Disciplined Value Fund	$972
Equity Income Fund	$7,607
Fundamental Mid Cap Value Fund	$0
Intrinsic Value Fund	$1,456
Small Cap Value Fund	$1,486
Special Values Fund	$64,725

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the annual financial statements of each Evergreen fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Evergreen fund's securities and cash and performs other related duties.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, serves as counsel to the Evergreen funds and the Independent Trustees of the Trust.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of a Fund through EIS, broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, a Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge ("CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

CLASS A SHARES

The Fund's prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia and its affiliates; members of each such individual's immediate family; employees of broker-dealer firms that have entered into dealer agreements with EIS; and members of each such individual's immediate family, are eligible to purchase Class A shares at net asset value (NAV). Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund and Evergreen Limited Duration Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund), former shareholders of an Atlas Fund and former shareholders of America's Utility Fund.

Computation Of Class A Offering Price. Class A shares are sold at their NAV plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares as of July 31, 2008.

Computation of Class A Offering Price
Fund	Net Asset Value Per Share	Sales Charge Per Share	[1]	Offering Price Per Share
Disciplined Value Fund	$13.75	5.75%		$14.59
Equity Income Fund	$18.89	5.75%		$20.04
Fundamental Mid Cap Value Fund	$9.17	5.75%		$9.73
Intrinsic Value Fund	$10.19	5.75%		$10.81
Small Cap Value Fund	$17.06	5.75%		$18.10
Special Values Fund	$18.78	5.75%		$19.93
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

CLASS B SHARES

The Fund's prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. For Evergreen Adjustable Rate Fund, Evergreen Short-Intermediate Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund, Class B shares purchased prior to April 2, 2007 that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Class B shares of Evergreen Adjustable Rate Fund, Evergreen Short-Intermediate Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund purchased after April 2, 2007 will automatically convert to Class A shares after six years without the imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

CLASS C SHARES, CLASS I SHARES (ALSO REFERRED TO AS INSTITUTIONAL SHARES), CLASS R SHARES, CLASS S SHARES, ADMINISTRATIVE SHARES, CLASS IS SHARES (ALSO REFERRED TO AS INSTITUTIONAL SERVICE SHARES), INVESTOR SHARES AND PARTICIPANT SHARES

The Fund's prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Administrative shares, Class IS shares (also referred to as Institutional Service shares), Investor shares and Participant shares.

CONTINGENT DEFERRED SALES CHARGE

A CDSC is charged on certain share classes to reimburse the distributor for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares. With respect to Class B and Class C shares, the amount of the CDSC depends on the length of time the shares are held, as set forth in the prospectus. The holding period for the CDSC begins on the day your purchase is accepted. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares would be subject to the maximum CDSC until January 2nd of the following year. From that day until January 2nd of the following year, you would be subject to the next highest CDSC, and so on. With respect to Class A shares, investments of $1 million or more in most Funds will be subject to a CDSC of 1.00% if any such shares are redeemed within 18 months of purchase. The holding period for the CDSC ends on the first day of the 18th month after your purchase is accepted, regardless of the day of the month that your purchase was accepted. For example, if you invest $1 million or more in Class A shares on July 22nd, a redemption of any of those shares will not be subject to the CDSC after December 31st of the following year.

REDEMPTION-IN-KIND

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

EXCHANGES

Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. An exchange constitutes both a sale and a purchase of shares and as such, may create a taxable event. See "Taxes on the Sale or Exchange of Fund Shares" below.

AUTOMATIC REINVESTMENT

A shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the then-current NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PRICING OF SHARES

CALCULATION OF NET ASSET VALUE (NAV)

The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

VALUATION OF PORTFOLIO SECURITIES

Current values for the Fund's portfolio securities are determined as follows:

  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

  Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

  Portfolio debt securities acquired with more than 60 days to maturity for which market prices are unavailable will be valued by an independent pricing service or other service by using matrix pricing or other methods that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. In such instances, the value of foreign securities may be adjusted.

  Short-term investments maturing in 60 days or less from acquisition date are valued at amortized cost, which approximates market value.

  Securities and other assets for which market quotations are not readily available or are, in the opinion of the investment advisor, unreliable, will be valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

  Investments in other mutual funds are valued at such funds' net asset value.

  The Evergreen money market funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

TAX INFORMATION

REQUIREMENTS FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company ("RIC") under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify for treatment as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. By so qualifying, the Fund is not subject to federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized capital gains that it timely distributes to shareholders. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31st. The Fund anticipates meeting such distribution requirements.

If the Fund were to fail to qualify for the special tax treatment accorded to RICs in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

TAXES ON DISTRIBUTIONS

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether reinvested in additional shares or paid out in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements discussed below. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

In order for dividends received by a Fund shareholder to be "qualified dividend income" (qualifying for the 15% rate of tax for the taxable years beginning before January 1, 2011), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of the taxable year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. The Fund intends to make such an election to the extent that its foreign taxes exceed $0.01 per share. If such election is made, the shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes. Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may cause a difference between the Fund's book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax exempt income); (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares; and (iii) thereafter, as a gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

CAPITAL LOSS CARRYFORWARDS

If a Fund has an ownership change of more than 50% over a three year testing period (including as a result of a merger or reorganization with another fund), its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the merger or reorganization, may be subject to limitations that could restrict the utilization of such losses. The Fund has engaged in reorganizations in the past and/or may engage in reorganizations in the future.

SPECIAL TAX INFORMATION FOR SHAREHOLDERS OF MUNICIPAL BOND OR MUNICIPAL MONEY MARKET FUNDS

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a "substantial user" (as defined by the Code) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income excluding long-term capital gains received by the shareholder.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

OTHER TAX CONSIDERATIONS

Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% (this rate expires at the end of 2010 and the back-up withholding rate will then be 31%) on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether paid out in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. This rule may also apply to distributions that are properly designated as exempt-interest dividends. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund. The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons. The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2010. It is currently unclear whether Congress will extend the exemptions from withholding for tax years beginning on or after January 1, 2010. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

Appendix A

The Fund's Board of Trustees has approved the following Proxy Voting Policy and Procedures on behalf of the Fund. These policies and procedures are that of the investment advisor. The Fund's Proxy Voting Records indicating how each Evergreen fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 of each year may be obtained, without charge, by visiting our Web site at EvergreenInvestments.com or the SEC's website at http://www.sec.gov.

Evergreen Investment Management Company, LLC
Proxy Voting Policy and Procedures

February 1, 2008

Statement of Principles
Evergreen Investment Management Company LLC (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2008.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  Fees for non-audit services are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;

  The length of rotation specified in the proposal;

  Any significant audit-related issues at the company;

  The number of audit committee meetings held each year;

  The number of financial experts serving on the committee; and

  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse;

  Sit on more than six public company boards;

  Are CEOs of public companies who sit on the boards of more than two public companies besides their own–withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

  The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on takeover offers where the majority of the shareholders tendered their shares; At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

  The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;

  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election–any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

  The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

  There is a negative correlation between the chief executive's pay and company performance;

  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

  The company fails to submit one-time transfers of stock options to a shareholder vote;

  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

  The company has backdated options (see "Options Backdating" policy);

  The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

    Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

    Serving as liaison between the chairman and the independent directors,

    Approving information sent to the board,

    Approving meeting agendas for the board,

    Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

    Having the authority to call meetings of the independent directors,

    If requested by major shareholders, ensuring that he is available for consultation and direct communication;

  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

  Two-thirds independent board;

  All-independent key committees; Established governance guidelines;

  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time; and

  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

  The ownership threshold proposed in the resolution;

  The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management's track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

Reimbursing Proxy Solicitation

Expenses Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;

  One or more of the dissident's candidates is elected;

  Shareholders are not permitted to cumulate their votes for directors; and

  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or

  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process – Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

Factors should include, at a minimum, the following:

  Rationale;

  Good performance with respect to peers and index on a five-year total shareholder return basis;

  Absence of non-shareholder approved poison pill;

  Reasonable equity compensation burn rate;

  No non-shareholder approved pay plans; and

  Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if: It is intended for financing purposes with minimal or no dilution to current shareholders; It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

  Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

  Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

  Huge bonus payouts without justifiable performance linkage or proper disclosure;

  Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

  Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

  New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

  Excessive severance provisions (e.g., including excessive change in control payments);

  Change in control payouts without loss of job or substantial diminution of job duties;

  Internal pay disparity;

  Options backdating (covered in a separate policy); and

  Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company's equity plans is unreasonable;

  The plan expressly permits the repricing of stock options without prior shareholder approval;

  There is a disconnect between CEO pay and the company's performance;

  The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.

  Vesting schedule or mandatory holding/deferral period:

    A minimum vesting of three years for stock options or restricted stock; or

    Deferred stock payable at the end of a three-year deferral period.

  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

  No retirement/benefits and perquisites for non-employee directors; and

  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans — Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;

  Offering period is 27 months or less; and

  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

  Purchase price is less than 85 percent of fair market value; or

  Offering period is greater than 27 months; or

  The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

  Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

  Length of time of options backdating;

  Size of restatement due to options backdating;

  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

  Rationale for the re-pricing--was the stock price decline beyond management's control?

  Is this a value-for-value exchange?

  Are surrendered stock options added back to the plan reserve?

  Option vesting--does the new option vest immediately or is there a black-out period?

  Term of the option—the term should remain the same as that of the replaced option;

  Exercise price—should be set at fair market or a premium to market;

  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

  Executive officers and non-employee directors are excluded from participating;

  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;

  Vesting; Bid-price;

  Term of options;

  Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants—Disclosure of Board or Company's Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

  Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

  Delivers a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

  Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company's annual and long-term equity incentive programs are performance driven?

  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

  Can shareholders assess the correlation between pay and performance based on the current disclosure?

  What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

  Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

  Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

  Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

  Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

  An executive may not trade in company stock outside the 10b5-1 Plan.

  Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

  If the company has adopted a formal recoupment bonus policy; or

  If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;

  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

  Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

  Whether the company has adequately disclosed the financial risks of the lending products in question;

  Whether the company has been subject to violations of lending laws or serious lending controversies;

  Peer companies' policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;

  Deviation from established industry pricing norms;

  The company's existing initiatives to provide its products to needy consumers;

  Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

  The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

  The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

  Current regulations in the markets in which the company operates;

  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

  The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

  The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

  The company's level of disclosure is comparable to or better than information provided by industry peers; and

  There are no significant fines, penalties, or litigation associated with the company's environmental performance.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  The company is in compliance with laws governing corporate political activities; and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or

  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;

  the auditors are being changed without explanation; or

  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;

  questions exist concerning any of the statutory auditors being appointed; or

  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; and

  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or

  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or

  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or

  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every MA analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms Vote

AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix B

Corporate and Municipal Bond Ratings

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

Comparison of Long-Term Bond Ratings
Credit Quality	MOODY'S	S&P	FITCH
Excellent Quality (lowest risk)[1]	Aaa	AAA	AAA
Almost Excellent Quality (very low risk)[1]	Aa	AA	AA
Good Quality (low risk)[1]	A	A	A
Satisfactory Quality (some risk)[1]	Bbb	BBB	BBB
Questionable Quality (definite risk)[2]	Bb	BB	BB
Low Quality(high risk)[2]	B	B	B
In or Near Default[2]	Caa/Ca/C	CCC/CC/C	CCC/CC/C
In Default[2]		D	DDD/DD/D
1	Considered investment grade.
2	Considered below investment grade.

Corporate Long-Term Ratings

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

  On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

  Upon voluntary bankruptcy filing or similar action. An exception is made if SP expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

  On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

  Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

MUNICIPAL LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

EVERGREEN EQUITY TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR
EVERGREEN ENHANCED S&P 500® FUND AND EVERGREEN FUNDAMENTAL LARGE CAP FUND

Statement of Additional Information
December 1, 2008

EVERGREEN EQUITY TRUST EVERGREEN SELECT EQUITY TRUST
200 Berkeley Street, Boston, MA 02116-5034. 1.800.343.2898
EVERGREEN BLEND EQUITY FUNDS
Evergreen Enhanced S&P 500® Fund
Evergreen Equity Index Fund
Evergreen Fundamental Large Cap Fund
Evergreen Enhanced S&P 500® Fund ("Enhanced S&P 500 Fund") and Evergreen Fundamental Large Cap Fund ("Fundamental Large Cap Fund") are series of an open-end management investment company known as Evergreen Equity Trust.
Evergreen Equity Index Fund ("Equity Index Fund") is a series of an open-end management investment company known as Evergreen Select Equity Trust.
(Each of the above series, a "Fund", together, the "Funds"; each of Evergreen Equity Trust and Evergreen Select Equity Trust, a "Trust", together, the "Trusts")

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated December 1, 2008, as supplemented from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through two prospectuses - one offering Class A, Class B, Class C and Class I shares of each Fund, and one offering Class IS shares of Enhanced 500 S&P Fund and Equity Index Fund.

Audited financial statements for the Funds, as of July 31, 2008, for the fiscal year then ended, including notes thereto, and the reports of the Independent Registered Public Accounting Firm thereon, are incorporated into this document by reference (which means they are considered part of this SAI) to the Trusts' Annual Reports dated July 31, 2008 relating to the Funds. The Trusts' July 31, 2008 Annual Reports relating to the Funds were filed electronically with the SEC on October 2, 2008 (Accession No. 0001133228-08-000627 for Evergreen Equity Trust and Accession No. 0001133228-08-000623 for Evergreen Select Equity Trust).

You may obtain a copy of each Fund's prospectus, Annual Report, Semiannual Report and SAI without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from EvergreenInvestments.com.

Trust History and Organization	2
Fund Policies, Securities, Practices and Risks	2
Trustees and Officers	24
Principal Holders of Fund Shares	32
Investment Advisor	34
Portfolio Manager(s)	36
Brokerage	41
Principal Underwriter	45
Other Service Providers	48
Purchase and Redemption of Shares	50
Pricing of Shares	53
Tax Information	53
Appendices
Proxy Voting Policy and Procedures	A-1
Corporate and Municipal Bond Ratings	B-1

TRUST HISTORY AND ORGANIZATION

TRUST HISTORY

Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Enhanced S&P 500 Fund and Fundamental Large Cap Fund are both series of Evergreen Equity Trust. Equity Index Fund is a series of Evergreen Equity Trust. A copy of each Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), as amended, is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part.

On December 5, 2003, Evergreen Large Cap Equity Fund (now Enhanced S&P 500 Fund) changed its name from Evergreen Stock Selector Fund. On September 30, 2007, Enhanced S&P 500 Fund changed its name from Evergreen Large Cap Equity Fund. On June 13, 2005, Evergreen Blue Chip Fund merged into Evergreen Growth and Income Fund. In anticipation of this transaction, Evergreen Growth and Income Fund changed its name to its current name, Fundamental Large Cap Fund.

ORGANIZATION

The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares of a Fund are entitled to a pro rata share of the Fund based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights. Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. Generally, at meetings of shareholders, each share is entitled to one vote for each dollar of Net Asset Value ("NAV") applicable to such share. Shares generally vote together as one class on all matters. Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Limitation of Trustees' Liability. The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

Shareholder Liability. Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

FUND POLICIES, SECURITIES, PRACTICES AND RISKS

FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted the fundamental investment policies set forth below which may not be changed without the vote of a "majority of the outstanding voting securities" of a Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In some cases, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references in this section to the assets of a Fund are in terms of current market value.

Diversification. Each Fund may not make any investment that is inconsistent with each Fund's classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy: To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities, and (3) shares of other investment companies.

Concentration. Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy: Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).

Issuing Senior Securities. Except as permitted under the 1940 Act, each Fund may not issue senior securities.

Borrowing. Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy: Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

Underwriting. Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

Real Estate. Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

Further Explanation of Real Estate Policy. Each Fund may acquire or dispose of real estate or interests in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interests therein.

Commodities. Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

Lending. Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy: To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash, cash equivalents or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission (the "SEC") on November 20, 2001 (Rel. No. 25217-812-11592).

ADDITIONAL INFORMATION ON SECURITIES, INVESTMENT PRACTICES AND RISKS

The following is a description of securities and investment practices in which the Evergreen funds may generally invest or engage. With respect to any particular Fund, to the extent that any security or practice is described in such Fund's prospectus as being part of its investment strategy, the information provided below regarding such security or investment practice is intended to supplement, but not supersede, the information contained in the prospectus, and the Fund may invest in such security or engage in such investment practice, in accordance with the limitations set forth in the prospectus. A Fund may also invest in any security or engage in any investment practice listed below that is not contained in such Fund's prospectus, if the Fund's advisor believes that the security or practice is not inconsistent with the Fund's investment goal, strategy and risk profile. In such case, the Fund may invest in such security or engage in such investment practice with up to 5% of its assets, or in such other amount specified below.

Unless otherwise specified, references to the term "advisor" are intended to include any subadvisor to a Fund.

Illiquid and Restricted Securities. A Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

A Fund may invest in "restricted" securities (i.e., securities subject to restrictions on resale under federal securities laws). Rule 144A under the Securities Act of 1933 ("Rule144A") allows certain restricted securities to trade among qualified institutional investors. Since Rule 144A securities and other investments may have limited markets, a Fund's portfolio manager, pursuant to procedures adopted by a Fund's Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Illiquid investments and restricted securities involve liquidity risk. Certain investments that may be determined to be liquid under the Fund's policy described above may nonetheless be subject to liquidity risk. Generally, liquidity risk exists when particular investments cannot be disposed or closed out of quickly in the normal course of business. The ability of a Fund to dispose or close out of such investments at advantageous prices may be greatly limited. A Fund may have to continue to hold an illiquid investment during periods when it would otherwise have sold the investment or a Fund may have to dispose of other investments at unfavorable times or prices to raise cash. In addition, a Fund, by itself or together with other Evergreen funds, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.The market for certain investments may become illiquid under adverse market or economic conditions notwithstanding the condition of a particular issuer. Illiquid investments may be highly volatile, difficult to value and more likely to be fair valued. Among investments that involve liquidity risk are the following: illiquid securities, restricted securities, securities traded in emerging markets, securities of companies with smaller market capitalizations, certain derivatives (particularly over-the-counter transactions), and securities with substantial market or credit risk.

Temporary Investment Strategy. In addition, a Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments if, in the opinion of the Fund's advisor, a temporary defensive investment strategy is warranted in order to protect the value of the Fund in response to adverse economic, political or market conditions. For a definition of these securities, see "Money Market Instruments" below.

Money Market Instruments. Money market instruments include notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities.

U.S. Government Agency Securities. The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations. Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury. This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone. One important exception is securities issued and guaranteed by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following:

  Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

  Farmers Home Administration;

  Federal Home Loan Banks;

  Federal Home Loan Mortgage Corporation;

  Federal National Mortgage Association; and

  Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed by GNMA.

Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions. The Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Derivatives. The use of swaps, options, futures contracts, and other derivatives involves risk. Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund's performance.

Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

A Fund's ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code.

Swaps, Caps, Floors and Collars. A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit Default Swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a "protection buyer," makes periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Total Return Swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, Floors, Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts. The most significant factor in the performance of swaps, caps, floors and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the investment advisor is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

In addition, a Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options on Securities and Indices. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option on the security underlying the option (or units of the index underlying the option) at a specified price. Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be traded on securities exchanges, or on the over-the-counter market.

Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing put or call options on securities or indices. The premium a Fund receives for writing an option will increase the Fund's return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund. In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund's income with minimal capital risk. However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option's exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. A Fund may also invest in over-the-counter ("OTC") options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs). A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund's ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option's life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option. Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group. These limits restrict a Fund's ability to purchase or sell particular options.

An OTC option is also generally subject to the risks described above under "Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as "contract markets"—approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction"). If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as "initial margin." Initial margin is similar to a performance bond or good faith deposit, which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Futures contracts also involve brokerage costs.

Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Options on Futures Contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of Transactions in Futures Contracts and Related Options. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets. The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves. Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge. The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying securities, index, or commodity and futures markets. In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than do the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position. A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option.

As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund's portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

U.S. Treasury Security Futures Contracts and Options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A Fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

There are several risks in connection with the use by a Fund of index futures. For example, successful use of index futures by a Fund may be subject to the investment advisor's ability to predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see "Foreign Securities" below).

Structured Notes and Other Hybrid Instruments. Structured notes and other "hybrid" investments may combine elements of a derivative instrument, such as an option or a futures contract, with those of debt or a depository instrument. The return on a structured note or other hybrid investment will depend in whole or in part on changes in values of one or more underlying securities, instruments, or other measures. Such investments may take a number of forms, including, for example, debt instruments whose interest or principal payments or redemption terms are determined by reference to the value of an index at a future time; preferred stocks with dividend rates determined by reference to the value of a currency; or convertible securities with conversion terms related to a particular commodity.

Structured notes and other "hybrid" instruments entail many of the risks of investments in derivatives. The return on a hybrid instrument may be affected by factors that affect debt securities generally, such as credit risk and interest rate risk, and the risks related to the derivative instrument or return that is embedded in the instrument. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest or pay preferred dividends at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments may provide a leveraged return and may be highly volatile. They may also be highly illiquid. There is no guaranty that suitable hybrid instruments will be available at any time, or that the use of hybrid instruments will be successful.

Reverse convertible structured notes typically combine attributes of a debt security and a put option written by the Fund. Under the terms of a typical reverse convertible structured note, the Fund will receive the principal amount of the note back at maturity, unless the value of the specified reference instrument (typically, an equity security) declines below a specified level. In that case, the Fund would typically receive the reference instrument in lieu of cash payment of the principal. In effect, the Fund would be required to purchase the reference instrument for a price equal to the principal amount of the note, even though the reference instrument has a market value below that amount.The return on such a note is intended to be comparable to the return the Fund would receive if it were to invest in a note at market rates, and sell a put option on the reference instrument for the term of the note. The interest the Fund receives on the note is typically paid at a market rate, plus an amount approximating the premium that would be paid to the Fund on such a put option.

The tax treatment of a Fund's investments in reverse convertible structured notes is unclear, and the IRS may disagree with a Fund's tax treatment of these investments. If the IRS does take a position different from that of a Fund, the Fund could under-distribute its income for the taxable year. See "Tax Information" in this Statement of Additional Information. In such a situation, the Fund may correct the failure by paying "deficiency dividends" to shareholders and significant interest and penalty payments to the IRS. In other circumstances, such a recharacterization could result in an overdistribution of income that would be treated as a return of capital not included in income currently but reducing the basis of Fund shares.

The Fund's investments in reverse convertible structured notes could also affect the character and timing of income received by the Fund, including for purposes of determining the Fund's distributions to shareholders. Furthermore, the use of reverse convertible structured notes could lead to a difference in the Fund's book income and its taxable income. In this situation, income could be realized by the Fund for financial accounting purposes before it is realized for tax purposes, which may lead to a return of capital to Fund shareholders.

Foreign Currency Transactions. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. A Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund's exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

A Fund also may purchase or sell options on currencies. These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

Derivatives involving foreign currencies may often lead to differences between a Fund's book income (as determined for financial accounting purposes) and its taxable income because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses. While a Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes. Thus, a Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains at the Fund level and its distributions to shareholders. A Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Currency Cross-hedge. A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive. An example would be where the advisor feels that the Pound Sterling is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling. The overall foreign currency exposure stays constant, but the relative weighting of the Pound Sterling versus the Euro increases.

Currency Proxy-hedge. A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly. An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency. Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund. An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen. Creating a long position in the Yen would accomplish this result.

Please see "Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges" above.

Repurchase Agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities.

Dollar Roll Transactions. The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls. The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Leverage. A Fund may engage in transactions that create leverage in accordance with Evergreen Investment Management Company, LLC ("EIMC") Leverage Policy. Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect on the Fund of changes in interest rates, market prices, currency rates and other factors. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions above) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBAs") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Voting rights or rights to consent with respect to the loaned securities passes to the borrower. The Fund bears the risk that the value of investments made with collateral may decline.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goal. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks. The Fund may purchase preferred stock. Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants. The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Indexed Securities. The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

Brady Bonds. The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks. The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks. The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities. The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Premium Securities. The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds. The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's Investors Service, Inc. ("Moody's"), commonly known as "junk bonds," typically offer high yields, but also usually high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

  The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

  The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

  The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

  The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations. The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Investment in Other Investment Companies. The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. Notwithstanding the foregoing, the Fund may invest an unlimited amount of its uninvested cash in the shares of money market funds or the shares of other Evergreen Funds, subject to the conditions set forth in the 1940 Act. The Fund's ability to invest in other investment companies may differ from the limitations in the 1940 Act to the extent permitted by SEC rules or exemptive relief. For example, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and may lower the value of the Fund's shares.

Short Sales. A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities. The Fund may invest in municipal bonds of any state, territory or possession of the United States, including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Generally, the interest paid on an industrial development bond qualifies as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

The ability of the Fund to achieve its investment goal depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund. In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico. The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes. The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund's investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Residual Interest Bonds (Inverse Floaters). Residual Interest Bonds (sometimes referred to as inverse floaters) ("RIBs") are created by depositing a municipal bond in a trust. The trust then issues interests in the municipal bond in the form of both variable rate securities and RIBs. The interest rate on the variable rate securities is reset by an index or auction process normally every seven to thirty-five days, and RIB holders receive the balance of the income from the underlying municipal bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa.

An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. The interest rate of RIBs resets in the opposite direction from the market rate of interest on the security or index to which they are related. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to holders when short term interest rates rise, and increase the interest paid to holders when short-term interest rates fall. RIBs have varying degrees of liquidity, and may be less liquid than municipal bonds of comparable maturity. RIBs may be considered to be leveraged to the extent that their interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and are subject to many of the same risks as derivatives. The higher degree of leverage inherent in RIBs is associated with greater volatility in their market values. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Payment-in-kind Securities (PIKs). The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital. PIKs may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

The federal income tax treatment of PIKs is the same as the federal income tax treatment of zero coupon bonds. See "Zero Coupon 'Stripped' Bonds" and "Tax Information" below.

Zero Coupon "Stripped" Bonds. The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds. See "Tax Information" below.

Zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets, including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities. TBA refers to "To Be Announced." These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments. The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts. The Fund may invest in investments related to real estate, including real estate investment trusts ("REITs") such as equity REITs and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships. The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments. When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts. The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange). Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

Loans. A Fund may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan. (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires an assignment of or a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, a Fund's access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

Evergreen Adjustable Rate Fund, Evergreen Core Bond Fund, Evergreen Core Plus Bond Fund, Evergreen Diversified Income Builder Fund, Evergreen International Bond Fund, Evergreen Short Intermediate Bond Fund and Evergreen U.S. Government Fund: a complete listing of portfolio holdings as of month end will be posted to the Evergreen funds' Web site at EvergreenInvestments.com approximately 15 calendar days after the month end.

Evergreen money market funds: a complete listing of portfolio holdings will be posted at EvergreenInvestments.com by the close of business on Friday of each week. While the Evergreen money market funds generally expect to post portfolio holdings information on a weekly basis, they may post portfolio holdings information on a more frequent basis from time to time.

Evergreen Institutional Mortgage Portfolio, Evergreen Market Index Fund, Evergreen Market Index Growth Fund and Evergreen Market Index Value Fund: do not post portfolio holdings information to EvergreenInvestments.com.

All other Evergreen funds: a complete listing of portfolio holdings as of calendar quarter end will be posted to the Evergreen funds' Web site at EvergreenInvestments.com approximately 15 calendar days after the calendar quarter end.

Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients. These consultants typically compare the Funds against other investment firms' products to see which is most suitable for the clients. In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors. The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data prior to its public dissemination as discussed above.

This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities. Officers of a Fund may authorize disclosure of the Fund's portfolio securities in accordance with this policy. The Fund's Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy. The chief compliance officer reports directly to the Board.

As of the date of this SAI, the Fund(s) had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Fund(s):

Dissemination of Portfolio Holdings
Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds' custodian, tax service provider and securities lending agent	Daily
KPMG LLP	Funds' independent registered public accounting firm	As necessary in connection with financial statement audits and SEC filings
Evergreen Investment Services, Inc.	Funds' distributor	Daily
Evergreen Service Company, LLC	Funds' transfer agent	Quarterly
EIMC	Funds' investment advisor and administrator	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly
Wachovia Bank, N.A.	Funds' securities lending agent	Daily
J.L. Kaplan Associates, LLC	Investment sub-advisor for Small Cap Value Fund	Daily
Metropolitan West Capital Management, LLC	Investment sub-advisor for Intrinsic Value Fund	Daily

Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CODE OF ETHICS

Each Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

TRUSTEES AND OFFICERS

TRUSTEES INFORMATION

The Trust is supervised by a Board of Trustees. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Trustee Compensation" below.

The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is not an interested person of the Fund as defined in the 1940 Act (each, an "Independent Trustee"). The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds. The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below). For the fiscal year ended July 31, 2008, the Executive Committee held thirty-six scheduled committee meetings.

The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board. The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC. The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including the proposed nominee's business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Committee is responsible for informing the Fund's chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., Carol A. Kosel, Dr. Russell A. Salton, III, and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. For the fiscal year ended July 31, 2008, the 15(c) Committee held five committee meetings.

The Trust has an Audit Committee which consists of Dr. Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended July 31, 2008, the Audit Committee held eighteen committee meetings.

The Trust has a Distribution, 12b-1, and Service Committee which consists of Carol Kosel, the Chairperson of the Committee, David M. Richardson and William W. Pettit. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds' distributor of amounts paid under the Funds' Rule 12b-1 plans; the nature and quality of services provided by the Funds' transfer agent; and the overall level of servicing provided to shareholders in the Funds. With the exception of Mr. Pettit, the members of the Distribution, 12b-1, and Service Committee are Independent Trustees. For the fiscal year ended July 31, 2008, the Distribution, 12b-1, and Service Committee held four committee meetings.

The Trust has a Performance Committee which consists of K. Dun Gifford, Gerald M. McDonnell, Richard J. Shima, Richard K. Wagoner and the Chairman of the Committee, Dr. Leroy Keith, Jr. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. For the fiscal year ended July 31, 2008, the Performance Committee held six committee meetings.

Set forth below are the Trustees of each of the sixteen Evergreen Trusts. The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:
Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupation for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2007[2]	Other Directorships held outside of Evergreen Fund Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, LLC (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	94	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College	94	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	94	Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/07)
Carol A. Kosel DOB: 12/25/1963	Trustee	2008	Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund	94	None
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Former Manager of Commercial Operations, CMC Steel (steel producer)	94	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	94	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)	94	None
Russell A. Salton, III, MD DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.	94	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	94	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)	94	None

Interested Trustees:
Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Prinicipal Occupation for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2007[2]	Other Directorships held outside of Evergreen Fund Complex
William Walt Pettit DOB: 8/26/1955[3]	Trustee	1988	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company); Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	94	None
Richard K. Wagoner, CFA DOB: 12/12/1937[4]	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	94	None
1	Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office.
2	As of December 31, 2007, the Evergreen fund complex consisted of ten open-end investment management companies representing eighty-eight separate series and six closed-end funds.
3

It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen Funds, as defined in the 1940 Act, because of his law firm's representation of affiliates of Wells Fargo Company ("Wells Fargo"). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Funds' investment adviser, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

4	Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

TRUSTEE COMPENSATION

Listed below is the Trustee compensation paid by each Fund for the fiscal year ended July 31, 2008 and by the Evergreen Fund Complex1 for the twelve months ended December 31, 2007. The Trustees do not receive pension or retirement benefits from the Evergreen funds.

Trustee Compensation
Trustee	Fund	Aggregate Compensation From the Fund	Total Compensation from the Evergreen Fund Complex	1,[2]
Charles A. Austin III	Enhanced S&P 500 Fund	$3,345	$233,250
	Equity Index Fund	$2,155
	Fundamental Large Cap Value Fund	$2,452
K. Dun Gifford	Enhanced S&P 500 Fund	$3,044	$220,250
	Equity Index Fund	$2,025
	Fundamental Large Cap Value Fund	$2,304
Dr. Leroy Keith, Jr.	Enhanced S&P 500 Fund	$3,001	$210,250
	Equity Index Fund	$1,935
	Fundamental Large Cap Value Fund	$2,202
Carol A. Kosel	Enhanced S&P 500 Fund	$1,997	$57,200	[4]
	Equity Index Fund	$1,031
	Fundamental Large Cap Value Fund	$1,177
Gerald M. McDonnell	Enhanced S&P 500 Fund	$2,588	$189,500
	Equity Index Fund	$1,696
	Fundamental Large Cap Value Fund	$1,930
Patricia B. Norris	Enhanced S&P 500 Fund	$2,815	$196,250
	Equity Index Fund	$1,842
	Fundamental Large Cap Value Fund	$2,097
William Walt Pettit	Enhanced S&P 500 Fund	$2,830	$191,000
	Equity Index Fund	$1,827
	Fundamental Large Cap Value Fund	$2,079
David M. Richardson	Enhanced S&P 500 Fund	$2,588	$189,500
	Equity Index Fund	$1,696
	Fundamental Large Cap Value Fund	$1,930
Russell A. Salton, III, MD	Enhanced S&P 500 Fund	$3,047	$218,750
	Equity Index Fund	$2,012
	Fundamental Large Cap Value Fund	$2,290
Michael S. Scofield	Enhanced S&P 500 Fund	$4,466	$318,250
	Equity Index Fund	$2,894
	Fundamental Large Cap Value Fund	$3,292
Richard J. Shima	Enhanced S&P 500 Fund	$2,778	$222,500
	Equity Index Fund	$1,850
	Fundamental Large Cap Value Fund	$2,104
Richard K. Wagoner	Enhanced S&P 500 Fund	$2,573	$189,500
	Equity Index Fund	$1,688
	Fundamental Large Cap Value Fund	$1,921
1	As of December 31, 2007, the Evergreen fund complex consisted of ten open-end investment management companies representing eighty-eight separate series and six closed-end funds.
2	The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment products in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees' Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2007. The amounts listed below will be payable in later years to the respective Trustees:
Austin: $93,300
Pettit: $57,300
Salton: $54,688
Scofield $14,788
Shima: $111,250
3	For the ten months ended July 31, 2008. Enhanced S&P 500 Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
4	Ms. Kosel received compensation from the Evergreen Fund Complex for her role as consultant to the Evergreen funds' Boards of Trustees for the period from January 2007 to November 2007.

TRUSTEE OWNERSHIP OF EVERGREEN FUND SHARES

Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees' Deferred Compensation Plan. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2007.

Independent Trustees
Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Charles A. Austin III	Evergreen Enhanced S&P 500® Fund[1]
Evergreen Global Opportunities Fund[2]
Evergreen Health Care Fund[2]
Evergreen International Equity[1]
Evergreen Intrinsic Value Fund[1]
Evergreen Mid Cap Growth Fund[1]
Evergreen Omega Fund[1]
Evergreen Precious Metals Fund
	Evergreen Utility and Telecommunications Fund[2]	Over $100,000 Over $100,000 Over $100,000 Over $100,000 $10,001-$50,000 Over $100,000 $50,001-$100,000 Over $100,000 Over $100,000	Over $100,000
K. Dun Gifford	Evergreen Asset Allocation Fund Evergreen Emerging Markets Growth Fund Evergreen Equity Income Fund Evergreen Fundamental Large Cap Fund Evergreen Global Opportunities Fund Evergreen Health Care Fund	$50,001-$100,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000 Over $100,000 $10,001-$50,000	Over $100,000
Dr. Leroy Keith. Jr.	Evergreen Asset Allocation Fund
Evergreen Core Plus Bond Fund
Evergreen Global Opportunities Fund
Evergreen Income Advantage Fund
Evergreen Money Market Fund
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund
Evergreen Ultra Short Opportunities Fund
Evergreen Utilities and High Income Fund
	Evergreen Utility and Telecommunications Fund	$1-$10,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $1-$10,000 $1-$10,000	Over $100,000
Carol A. Kosel	Evergreen Small Cap Value Fund	Over $100,000	Over $100,000
Gerald M. McDonnell	Evergreen Adjustable Rate Fund
Evergreen Balanced Fund[1]
Evergreen Core Bond Fund[1]
Evergreen Emerging Markets Growth Fund
Evergreen Equity Income Fund
Evergreen Fundamental Large Cap Fund[2]
Evergreen Health Care Fund
Evergreen Income Advantage Fund
Evergreen International Equity Fund
Evergreen Money Market Fund[2]
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund[1]
Evergreen Short Intermediate Bond Fund[2]
Evergreen Strategic Municipal Bond Fund
Evergreen Utilities and High Income Fund
$10,001-$50,000
Over $100,000
$50,001-$100,000
$10,001-$50,000
$10,001-$50,000
$50,001-$100,000
$10,001-$50,000
$1-$10,000
$50,001-$100,000
Over $100,000
$1-$10,000
$10,001-$50,000
Over $100,000
$10,001-$50,000
		$1-$10,000	Over $100,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund
Evergreen Disciplined Value Fund
Evergreen Emerging Markets Growth Fund
Evergreen Global Opportunities Fund
Evergreen Growth Fund
Evergreen Health Care Fund
Evergreen International Equity Fund
Evergreen Precious Metals Fund
Evergreen Utility and Telecommunications Fund
		$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund Evergreen Multi-Sector Income Fund Evergreen Precious Metals Fund Evergreen Special Values Fund Evergreen Utilities and High Income Fund	$50,001-$100,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000	Over $100,000
Russell A. Salton, III, MD	Evergreen Asset Allocation Fund[1]
Evergreen Core Bond Fund[1]
Evergreen Enhanced S&P 500® Fund[1]
Evergreen Fundamental Large Cap Fund[1]
Evergreen Global Opportunities Fund[1]
Evergreen International Bond Fund[1]
	Evergreen Intrinsic Value Fund[1]	Over $100,000 Over $100,000 $50,001-$100,000 $50,001-$100,000 Over $100,000 Over $100,000 $50,001-$100,000	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund
Evergreen Balanced Fund[2]
Evergreen Core Bond Fund[1]
Evergreen Disciplined Value Fund[2]
Evergreen Equity Index Fund
Evergreen Global Opportunities Fund[2]
Evergreen Health Care Fund
Evergreen Income Advantage Fund
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund[2]
Evergreen Special Equity Fund
Evergreen Treasury Money Market Fund
	Evergreen Utility and Telecommunications Fund[2]	$10,001-$50,000 Over $100,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000	Over $100,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]
Evergreen Balanced Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Enhanced S&P 500® Fund[1]
Evergreen Fundamental Large Cap Fund[1]
Evergreen Global Large Cap Equity Fund
Evergreen Global Opportunities Fund
Evergreen Income Advantage Fund
Evergreen International Balanced Income Fund
Evergreen International Equity Fund
Evergreen Intrinsic Value Fund[1]
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund
Evergreen Utilities and High Income Fund
Over $100,000
$50,001-$100,000
$50,001-$100,000
Over $100,000
Over $100,000
Over $100,000
Over $100,000
$10,001-$50,000
$10,001-$50,000
$10,001-$50,000
Over $100,000
$10,001-$50,000
$50,001-$100,000
		$10,001-$50,000	Over $100,000
Interested Trustees:
Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
William Walt Pettit	Evergreen Asset Allocation Fund[1]
Evergreen Balanced Fund[1]
Evergreen Disciplined Value Fund[1]
Evergreen Enhanced S&P 500® Fund[1]
Evergreen Emerging Markets Growth Fund
Evergreen Equity Income Fund[1]
Evergreen Fundamental Large Cap Fund[2]
Evergreen Global Large Cap Equity Fund[2]
Evergreen Global Opportunities Fund[2]
Evergreen Growth Fund[1]
Evergreen Health Care Fund[2]
Evergreen International Equity Fund[2]
Evergreen Intrinsic Value Fund[1]
Evergreen Mid Cap Growth Fund[1]
Evergreen Money Market Fund
Evergreen Municipal Money Market Fund
Evergreen Omega Fund[1]
Evergreen Small-Mid Growth Fund[1]
Evergreen Utility and Telecommunications Fund[2]	$1-$10,000
$1-$10,000
$10,001-$50,000
Over $100,000
$10,001-$50,000
$1-$10,000
Over $100,000
$10,001-$50,000
Over $100,000
Over $100,000
Over $100,000
$10,001-$50,000
$1-$10,000
$1-$10,000
$1-$10,000
$10,001-$50,000
$1-$10,000
$1-$10,000
		Over $100,000	Over $100,000
Richard K. Wagoner	Evergreen Balanced Fund
Evergreen Equity Income Fund
Evergreen Income Advantage Fund
Evergreen Mid Cap Growth Fund
Evergreen Money Market Fund
Evergreen Multi-Sector Income Fund
Evergreen Municipal Money Market Fund
Evergreen Omega Fund
Evergreen Special Values Fund
Evergreen Treasury Money Market Fund
	Evergreen Utilities and High Income Fund	$10,001-$50,000 Over $100,000 $1-$10,000 Over $100,000 Over $100,000 $1-$10,000 $1-$10,000 Over $100,000 Over $100,000 $1-$10,000 $1-$10,000	Over $100,000
1	Invested through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.
2	Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Global Opportunities Fund: $50,001-$100,000; Evergreen Health Care Fund: 10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-50,000; Mr. McDonnell – Evergreen Fundamental Large Cap Fund: $10,001-$50,000; Evergreen Money Market Fund: $1-$10,000; and Evergreen Short Intermediate Bond Fund $1-$10,000; Mr. Pettit – Evergreen Fundamental Large Cap Fund: $10,001-$50,000; Evergreen Global Large Cap Equity Fund: $1-$10,000; Evergreen Global Opportunities Fund: $10,001-$50,000; Evergreen Health Care Fund: $10,001-$50,000; Evergreen International Equity Fund: $10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-$50,000; and Mr. Scofield – Evergreen Balanced Fund: $10,001-$50,000; Evergreen Disciplined Value Fund: $10,001-$50,000; Evergreen Global Opportunities Fund: $10,001-$50,000; Evergreen Omega Fund: $10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-$50,000.

OFFICER INFORMATION

Set forth below are the principal officers of each of the sixteen Evergreen Trusts.

Prinicipal Officers
Name, Address and Date of Birth	Position with Trust	Principal Occupation for the Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation
Robert Guerin 200 Berkeley Street Boston, MA 02116 DOB: 9/20/1965	Chief Compliance Officer since 2007	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Company, Inc; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management
1	Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Global Dividend Opportunity Fund, Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, Evergreen Utilities and High Income Fund, Evergreen Diversified Income Opportunities Fund and Evergreen International Balanced Income Fund. Jeremy DePalma is the Treasurer for Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Fund and an affiliated person of EIMC or Evergreen Investment Services, Inc. ("EIS") by virtue of their positions as an officer or employee of EIMC or EIS. The Fund's principal executive officers do not receive any compensation or expense reimbursement from the Fund.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 1, 2008, the officers and Trustees of each Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

Except as noted below in the table, to the Fund's knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of November 1, 2008.

Any person who owns beneficially 25% or more of the outstanding shares of the Fund may be deemed to control the Fund. Any person controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the approval of other shareholders.

Principal Fund Holders
Enhanced S&P 500 Fund Class A
None	None
Enhanced S&P 500 Fund Class B
MLPF & S For Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	8.79%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	6.53%
Enhanced S&P 500 Fund Class C
MLPF & S For Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	42.05%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	11.94%
Enhanced S&P 500 Fund Class I
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S Tryon Street, 3rd Floor, CMG1151 Charlotte, NC 28202-1934	54.79%
Wachovia Bank Reinvest Account Attn: Trust Operations Fund Group 401 S Tryon Street, 3rd Floor, CMG1151 Charlotte, NC 28202-1934	15.64%
L&F Indemnity Limited Attn: Andrew Elliott Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda HM08	8.64%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	5.11%
Enhanced S&P 500 Fund Class IS
None	None
Equity Index Fund Class A
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	18.77%
Equity Index Fund Class B
MLPF & S For Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	9.97%
Equity Index Fund Class C
MLPF & S For Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	36.13%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	5.07%
Equity Index Fund Class I
Credit Suisse Firest Boston Capital LLC Attn: Parshu Shah 11 Madison Ave., Floor 3 New York, NY 10010-3698	31.69%
US Bank FBO Executive Benefit Group PO Box 1787 Milwaukee, WI 53201-1787	16.26%
Wachovia Bank Reinvest Account Attn: Trust Operations Fund Group 401 S Tryon Street, 3rd Floor, CMG1151 Charlotte, NC 28202-1934	12.72%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	12.51%
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S Tryon Street, 3rd Floor, CMG1151 Charlotte, NC 28202-1934	12.29%
Equity Index Fund Class IS
First Clearing, LLC JSD/JLD Investments LP 2624 W Freeway Fort Worth, TX 76102-7109	33.82%
Fundamental Large Cap Fund Class A
None	None
Fundamental Large Cap Fund Class B
None	None
Fundamental Large Cap Fund Class C
None	None
Fundamental Large Cap Fund Class I
Charles Schwab & Co., Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery Street/Mutual Funds San Francisco, CA 94104	6.26%

INVESTMENT ADVISOR

EIMC, a wholly owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034. Wachovia is located at 301 South College Street, Charlotte, North Carolina, 28288-0013.

On behalf of the Fund, the Trust has entered into an investment advisory and management agreement with the applicable Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays all of the expenses incurred in connection with the provision of its services.

The Fund pays all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above); (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund.

The Advisory Agreement continues in effect for an initial term of two years and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Trustees who are not interested persons of the Fund or interested persons of any party to the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreements, please see either the Fund's Annual Report or Semiannual Report most recently issued after the approval or renewal of the Fund's advisory agreement for the most recent fiscal period.

EIMC is entitled to receive from each Fund a fee at an annual rate based on each Fund's average daily net assets as follows:

Equity Index Fund
Aggregate Average Daily Net Assets	Fee
First $1 billion	0.32%
Over $1 billion	0.25%
Fundamental Large Cap Fund
Aggregate Average Daily Net Assets of the Fund and Evergreen VA Fundamental Large Cap Fund	Fee
First $250 million	0.70%
Next $250 million	0.65%
Next $500 million	0.55%
Over $1 billion	0.50%

EIMC is entitled to receive from Enhanced S&P 500 Fund an annual fee that may be increased or decreased depending on the Fund's performance, as follows:

Subject to the transition period discussed below ending November 30, 2008, the Fund will pay a fee each month at the annual rate of 0.30% of average daily net assets of the Fund for such month computed as of the close of business each business day (the "Base Fee") adjusted based upon the Investment Performance (as defined below) of the Fund compared to the Investment Record (as defined below) of the Standard Poor's 500 Index ("SP 500") during the thirty-six month period ending as of the last business day of the month of the calculation period (the "Performance Fee Adjustment") as follows:

  the Base Fee will be increased, up to a maximum fee of 0.45%, by multiplying the difference, if positive, between the Investment Performance of the Fund and the Investment Record of the SP 500 plus 0.25% (each of the Investment Performance and the Investment Record expressed as a percentage) by 0.5 and adding the result to the Base Fee;

  the Base Fee will be decreased, down to a minimum fee of 0.15%, by multiplying the difference, if negative, between the Investment Performance of the Fund and the Investment Record of the SP 500 minus 0.25% (each of the Investment Performance and the Investment Record expressed as a percentage) by 0.5 and subtracting the result from the Base Fee.

The Performance Fee Adjustment will be applied to the average daily net assets of the Fund over the same period for which the Performance Fee Adjustment is calculated. For purposes of the foregoing calculation, "Investment Performance" and "Investment Record" are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended. The Investment Performance of the Fund will be the Investment Performance of Class I shares of the Fund for the relevant period. Notwithstanding the foregoing, a three-year transitional period began on December 1, 2005 during which the fee is assessed as follows:

  the fee payable for each of the first twelve months will be the Base Fee, not adjusted as provided above;

  the fee payable for each of the thirteenth through the thirty-sixth months shall be determined first, by calculating the Base Fee for the entire period from December 1, 2005 through such month and adjusting that Base Fee as provided above based on the Investment Performance of the Fund and Investment Record of the SP 500 for that entire period (rather than for a 36-month period); then, determining the difference between the fee so calculated and the aggregate of the fees paid under this Agreement for all prior periods from December 1, 2005; if such difference is a positive number, the Fund will pay the amount of such difference to EIMC; if such difference is a negative number, EIMC will pay an amount equal to the absolute value of such difference to the Fund;

  beginning with the thirty-seventh month, the Base Fee will be adjusted based on the performance for a 36-month period ending with the month for which the payment is made, as described above.

Notwithstanding the foregoing, the actual fee paid to EIMC for any period shall not exceed 0.45% of average daily net assets calculated over a month of the Fund computed as of the close of business each business day and paid monthly.

Below are the advisory fees paid by each Fund for the last three fiscal years.

Advisory Fees Paid
Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
July 31, 2008
Enhanced S&P 500 Fund[1]	$6,476,399	$0
Equity Index Fund	$2,884,266	$3,602,383
Fundamental Large Cap Fund	$6,175,142	$0
July 31, 2007
Enhanced S&P 500 Fund[2]	$8,952,901	$0
Equity Index Fund	$74,393	$2,905,953
Fundamental Large Cap Fund	$6,868,738	$186,484
July 31, 2006
Enhanced S&P 500 Fund[3]	$6,175,961	$123,126
Equity Index Fund	$0	$3,386,307
Fundamental Large Cap Fund	$8,021,901	$305,091
1	For the ten months ended July 31, 2008. Enhanced S&P 500 Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	For the year ended September 30, 2007.
3	For the year ended September 30, 2006.

PORTFOLIO MANAGER(S)

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds' most recent period ended July 31, 2008.

Walter T. McCormick, CFA	Assets of registered investment companies managed
	Evergreen Equity Income Fund	$835,151
	Evergreen Fundamental Large Cap Fund	$885,345
	Evergreen VA Fundamental Large Cap Fund	$127,445
	TOTAL	$1,847,941
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	2
	Assets of other pooled investment vehicles managed	$105,820
	Number of those subject to performance fee	0
	Number of other accounts managed	0
	Assets of other accounts managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0
Emory W. (Sandy) Sanders, Jr., CFA	Assets of registered investment companies managed
	Evergreen Fundamental Large Cap Fund	$885,345
	Evergreen VA Fundamental Large Cap Fund	$127,445
	TOTAL	$1,012,790
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	$0
	Number of those subject to performance fee	0
	Number of other account managed	0
	Assets of other account managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
William E. Zieff	Assets of registered investment companies managed
	Evergreen Disciplined Small-Mid Value Value Fund	$19,736
	Evergreen Enhanced S&P 500 Fund	$1,362,858
	Evergreen Disciplined Value Fund	$311,643
	Evergreen Global Large Cap Equity Fund	$100,124
	Evergreen Market Index Growth Fund	$318,862
	Evergreen Market Index Value Fund	$591,241
	Evergreen Equity Index Fund	$687,026
	Evergreen Market Index Fund	$664,150
	Evergreen Special Equity Fund	$66,758
	TOTAL	$4,122,398
	Those subject to performance fee	$1,362,858
	Number of other pooled investment vehicles managed	4
	Assets of other pooled investment vehicles managed	$2,170,035
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0
	Number of other accounts managed	47
	Assets of other accounts managed	$6,654,946
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

CONFLICTS OF INTEREST

EIMC. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund's advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

EIMC does not receive a performance fee for its management of the Funds, other than Evergreen Enhanced S&P 500® Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager's or an investment advisor's compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC has policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager's personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

COMPENSATION

EIMC. For EIMC, portfolio managers' compensation consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.

The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Unless described in further detail below, none of the portfolio managers of the Funds has predetermined bonus arrangements. The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia, EIMC's publicly traded parent company. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund's weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2008, the investment performance component of each portfolio manager's bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2009.

Portfolio Manager	Benchmark
William E. Zieff	Lipper Large Cap Core Funds
Lipper Multi-Cap Value Funds
Lipper Small Cap Growth Funds
Lipper Global Large Cap Core Funds
Callan CAI Stk Based Enhanced Index Univ.
Callan CAI Large Cap Value Univ.
Callan CAI Small Cap Core Univ.
Callan CAI Small Cap Growth Univ.
Walter T. McCormick, CFA	Lipper Large Cap Core Lipper Large Cap Equity Income Lipper Large Cap Growth Lipper Large Cap Value Lipper Multi-Cap Growth
Emory W. (Sandy) Sanders, Jr., CFA	Lipper Large Cap Core

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients. Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

  medical, dental, vision and prescription benefits;

  life, disability and long-term care insurance;

  before-tax spending accounts relating to dependent care, health care, transportation and parking; and

  various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

FUND HOLDINGS

The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds' fiscal year ended July 31, 2008. Total exposure equals the sum of (i) the portfolio manager's beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager's Evergreen fund holdings through the Wachovia 401(k) plan, plus (iii) the portfolio manager's Wachovia deferred compensation plan exposure to Evergreen funds.

Portfolio Manager Fund Holdings
Portfolio Manager	Fund	Dollar Range of Holdings in Fund	Dollar Range of Holdings in Evergreen Family of Funds
Walter T. McCormick, CFA	Fundamental Large Cap Fund	$100,001-$500,000	Over $1,000,000
Emory W. (Sandy) Sanders, Jr., CFA	Fundamental Large Cap Fund	$10,001-$50,000	$50,001-$100,000
William E. Zieff	Enhanced S&P 500 Fund	$1-$10,000	$50,001-$100,000
	Equity Index Fund	$0

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen's mutual fund business as of December 31, 2007. Total exposure equals the sum of (i) the individual's beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual's Evergreen fund holdings through the Wachovia 401(k) plan, plus (iii) the individual's Wachovia deferred compensation plan exposure to Evergreen funds.

Officer Holdings
Name/Title	Dollar Range of Holdings in Evergreen Family of Funds
Peter Cieszko Executive Managing Director and President of Global Distribution, EIMC	$100,001 - $500,000
Dennis Ferro Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen Executive Managing Director and Head of Business Management and Strategy, EIMC	$500,001 - $1,000,000
W. Douglas Munn Chief Operating Officer, EIMC	$500,001 - $1,000,000
Patrick O'Brien President, Institutional Division, EIMC	Over $1,000,000

BROKERAGE

BROKERAGE COMMISSIONS

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark-up or reflect a dealer's mark-down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

BROKERAGE COMMISSIONS PAID

Below are the brokerage commissions paid for the last three fiscal years by each Fund to: (1) all brokers and; (2) Wachovia Securities LLC, an affiliate of Wachovia that places trades through its wholly owned subsidiary, First Clearing Corp.

Fiscal Year or Period Ended/ Fund	Total Paid to All Brokers	Total Paid to Wachovia Securities, LLC
July 31, 2008
Enhanced S&P 500 Fund[1]	$513,497	$0
Equity Index Fund	$73,824	$0
Fundamental Large Cap Fund	$598,573	$209,702
July 31, 2007
Enhanced S&P 500 Fund[2]	$908,752	$0
Equity Index Fund	$19,730	$0
Fundamental Large Cap Fund	$566,188	$216,139
July 31, 2006
Enhanced S&P 500 Fund[3]	$563,521	$0
Equity Index Fund	$25,520	$0
Fundamental Large Cap Fund	$725,120	$$191,340
1	For the ten months ended July 31, 2008. Enhanced S&P 500 Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	For the year ended September 30, 2007.
3	For the year ended September 30, 2006.

PERCENTAGE OF BROKERAGE COMMISSIONS PAID TO AFFILIATES

The table below shows, for the fiscal year ended July 31, 2008, (1) the percentage of aggregate brokerage commissions paid by each Fund to Wachovia Securities, LLC; and (2) the percentage of each Fund's aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC.

Fund	Percentage of Commissions to Wachovia Securities, LLC	Percentage of Commissionable Transactions through Wachovia Securities, LLC.
Enhanced S&P 500 Fund	0%	0%
Equity Index Fund	0%	0%
Fundamental Large Cap Fund	35%	21%

BROKERAGE COMMISSIONS WITH RESEARCH FIRMS

During the fiscal year ended July 31, 2008, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by EIMC to provide research services ("Research Firms"). Wachovia Securities, LLC (together with its wholly-owned subsidiary, First Clearing LLC) is a Research Firm. The provision of research was not necessarily a factor in the placement of these transactions with such Research Firms.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
Enhanced S&P 500 Fund	$2,718,818,678	$738,329
Equity Index Fund	$324,540,456	$73,793
Fundamental Large Cap Fund	$441,882,628	$439,016

The following table lists the value of a Fund's holdings, if any, in the securities of its regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act), or their parent companies, as of the end of the Fund's most recent fiscal year.

Regular Broker Dealers
Fund	Regular Broker or Dealer	Value
Enhanced S&P 500 Fund	Bank of America Corp.	$17,501,056
	Bank of New York Mellon Corp.	$3,360,335
	BlackRock, Inc.	$1,036,857
	Citigroup, Inc.	$8,733,501
	Federated Investors, Inc., Class B	$4,252,084
	Goldman Sachs Group, Inc.	$16,480,598
	IntercontinentalExchange, Inc.	$5,812,152
	JPMorgan Chase & Co.	$20,720,041
	Lehman Brothers Holdings, Inc.	$297,554
	Morgan Stanley	$12,276,543
	State Street Corp.	$10,352,911
	TD Ameritrade Holding Corp.	$1,509,304
Equity Index Fund	American Capital, Ltd.	$253,695
	Ameriprise Financial, Inc.	$580,975
	Bank of America Corp.	$9,229,788
	Bank of New York Mellon Corp.	$2,498,632
	Charles Schwab Corp.	$1,308,003
	CIT Group, Inc.	$147,476
	Citigroup, Inc.	$6,261,225
	CME Group, Inc., Class A	$1,208,236
	E*TRADE Financial Corp.	$87,909
	Federated Investors, Inc., Class B	$175,210
	Franklin Resources, Inc.	$965,856
	Goldman Sachs Group, Inc.	$4,464,258
	IntercontinentalExchange, Inc.	$433,431
	Janus Capital Group, Inc.	$273,515
	JPMorgan Chase & Co.	$8,633,184
	Legg Mason, Inc.	$350,399
	Lehman Brothers Holdings, Inc.	$743,314
	Leucadia National Corp.	$487,232
	Merrill Lynch & Co., Inc.	$2,239,000
	Moody's Corp.	$435,055
	Morgan Stanley	$2,689,733
	Northern Trust Corp.	$921,234
	NYSE Euronext	$770,296
	State Street Corp.	$1,880,693
	T. Rowe Price Group, Inc.	$956,463

SELECTION OF BROKERS

The advisor places orders for the purchase and sale of portfolio securities for a Fund's accounts with brokers or dealers selected by it in its discretion. When buying and selling portfolio securities, the advisor seeks the best execution for the Fund's orders, considering a number of factors including without limitation:

  ability to provide the best net financial result to the Fund;

  efficiency in handling trades;

  ability to trade large blocks of securities;

  reliability (e.g., lack of failed trades);

  readiness to handle possibly difficult trades;

  inventory of securities sought;

  historical and currently quoted commission rates;

  kind and quality of the execution services;

  financial strength and stability; and

  provision of "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")).

These factors are generally considered over multiple transactions covering extended periods of time and all of these factors are not always present or considered in the context of every transaction.

In reliance on the "safe harbor" provided by Section 28(e) of the 1934 Act, the advisor may cause the Fund to pay a broker-dealer that furnishes "brokerage and research services" (as defined in the 1934 Act) a higher commission for effecting securities transactions than what another broker-dealer would have charged for effecting that same transaction, provided that the advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the advisor to the accounts as to which it exercises investment discretion. The services received include such matters as economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Research and brokerage services so received are in addition to, and not in lieu of, services required to be performed by the advisor and do not reduce the advisory fee payable by the Fund. To the extent that services of value are received by an advisor, the advisor may avoid expenses that might otherwise be incurred. It is possible that certain of the research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by an advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions for such other account or investment company.

Wachovia Securities, LLC, an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia, the advisor's parent.

Although the advisor may use a broker-dealer that sells Fund shares to effect transactions for the Fund's portfolios, when selecting a broker for portfolio trades, the advisor may not consider the amount of Fund shares a broker has sold.

SIMULTANEOUS TRANSACTIONS

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. Although such aggregation generally benefits clients, it may cause the price, brokerage costs, or the transaction generally to be less favorable to a particular client than if similar transactions were not aggregated or being executed concurrently for other accounts.

PORTFOLIO TURNOVER

The Funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover in any given fiscal year. A Fund's portfolio turnover may vary significantly from one year to the next due to a number of factors, including portfolio management changes, a merger with another fund, and market events. A high rate of portfolio turnover may result in a greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section of the Fund's prospectus(es).

PRINCIPAL UNDERWRITER

EIS, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is also the distributor/principal underwriter of the Funds and markets the Funds through broker-dealers and other financial representatives and receives payments pursuant to the Funds' 12b-1 plans as well as through the sales charges paid in respect of sales of Fund shares. EIS, a subsidiary of Wachovia, is an affiliate of each Fund and EIMC. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with EIS with respect to each class of the Fund.

EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

After an initial term of two years, the Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, or interested persons of any party to the agreement and (ii) by vote of a majority of the Trust's Trustees, in each case.

The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.

UNDERWRITING COMMISSIONS

Below are the underwriting commissions received by EIS, the principal underwriter of each Fund and an affiliate of Wachovia, from sales charges on the sale of Fund shares and the amounts retained by EIS after the payment of any dealer allowance for the last three fiscal years. EIS is an affiliate of each Fund and EIMC.

Underwriting Commissions
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
July 31, 2008
Enhanced S&P 500 Fund	$110,167	$4,471
Equity Index Fund	$207,044	$6,976
Fundamental Large Cap Fund	$236,054	$10,855
July 31, 2007
Enhanced S&P 500 Fund	$167,858	$7,955
Equity Index Fund	$340,400	$12,429
Fundamental Large Cap Fund	$309,143	$14,789
July 31, 2006
Enhanced S&P 500 Fund	$155,356	$9,128
Equity Index Fund	$417,183	$14,075
Fundamental Large Cap Fund	$446,017	$17,847
1	For the ten months ended July 31, 2008. Enhanced S&P 500 Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	For the year ended September 30, 2007.
3	For the year ended September 30, 2006.

RULE 12b-1 PLANS

In accordance with Rule 12b-1 of the 1940 Act, the Fund bears some of the costs of selling each class of its shares (other than Class I shares, if applicable) pursuant to a distribution plan adopted for each such class (each a "Plan," together the "Plans"). Under the terms of the Plans, with respect to each applicable class, the Fund may collect from Fund assets service and/or distribution fees (collectively referred to as "12b-1 fees") up to a maximum annual percentage of the average daily net assets attributable to the applicable class, as set forth in the table below. Please refer to the prospectus for information regarding the current 12b-1 fee being charged for a class, which may be an amount less than that shown below. The Trustees may, without shareholder approval, increase the 12b-1 fee charged to a class up to the maximum amount allowed under the relevant Plan.

Maximum 12b-1 Fees
Class	Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%
B	1.00%
C	1.00%
S	0.75%
Administrative	0.75%
Institutional Service	0.75%
Investor	0.75%
Participant	0.75%
R	1.00%

Amounts collected under the Plans are used by the Fund to compensate EIS, the Fund's principal underwriter, pursuant to the Underwriting Agreement entered into between the Fund and EIS with respect to each of its applicable share classes (for more information, see "Principal Underwriter" above). Amounts collected under the Plans are also paid, either directly or through EIS, to other entities, including EIMC and certain Wachovia affiliates. The 12b-1 fees are used for activities intended primarily to result in the sale of Fund shares, as well as for personal services provided to shareholders and the maintenance of shareholder accounts. For information regarding the percentage of the 12b-1 fee for each class that is used for shareholder services and account maintenance, please see "Service Fees Paid to Investment Firms" below.

The Fund may make payments under the Plans when shares of the Fund are not available for purchase.

Since EIS's compensation under the Underwriting Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it from the amounts collected under the Plans during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.

Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Each Plan continues in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by a vote of the Trustees of the Trust and by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. All material amendments to any Plan must be approved by a vote of the Trustees of the Trust and by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan cast in person at a meeting called for the purpose of voting and such approval and no Plan may be amended in order to increase materially the amount to be spent for distribution without the approval of a majority (as defined by the 1940 Act) of the outstanding voting securities of the class affected. A Plan may be terminated (i) by the Fund without penalty at any time on not more than sixty days written notice by a vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, or by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, or (ii) by EIS. To terminate a Plan, the Fund need give no notice to EIS.

To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

EIMC may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. Please see "Additional Compensation to Financial Services Firms" in the prospectus for further information.

SERVICE FEES PAID TO INVESTMENT FIRMS

EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Administrative, Investor, Participant, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.050% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.20% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Class S Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is calculated into the appropriate maximum aggregate cap as specified in the rules of the Financial Industry Regulatory Authority ("FINRA").

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

No service fees are paid on sales of any Class I shares (also referred to as Institutional shares) of the Fund.

DISTRIBUTION AND/OR SERVICE (12b-1) FEES

Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended July 31, 2008.

Distribution and/or ServiceFees
Fund		Class A	Class B	Class C	Class IS
Enhanced S&P 500 Fund	Distribution Fees	$0	$105,463	$69,130	$0
Enhanced S&P 500 Fund	Service Fees	$882,575	$35,154	$23,043	$122,437
Equity Index Fund	Distribution Fees	$0	$701,704	$1,209,560	$0
Equity Index Fund	Service Fees	$797,953	$233,902	$403,187	$22,185
Fundamental Large Cap Fund	Distribution Fees	$167,552	$863,595	$540,536	N/A
Fundamental Large Cap Fund	Service Fees	$1,690,640	$287,865	$180,179	N/A

OTHER SERVICE PROVIDERS

ADMINISTRATOR

EIMC, a subsidiary of Wachovia and an affiliate of each Fund, also serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. Pursuant to a Master Administrative Services Agreement, EIMC provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund fees at the following annual rate:

Average Daily Net Assets of the Evergreen funds (excluding Money Market Funds)	Administrative Service Fee Rates
First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Below are the administrative fees paid by each Fund for the last three fiscal years. For periods prior to January 1, 2008, the administrative fees were paid to the Funds' predecessor administrator.

Administrative Service Fees Paid
Fund/Fiscal Year or Period	Administrative Fees Paid
July 31, 2008
Enhanced S&P 500 Fund	$1,436,775
Equity Index Fund	$900,492
Fundamental Large Cap Fund	$1,036,116
July 31, 2007
Enhanced S&P 500 Fund	$2,086,169
Equity Index Fund	$929,900
Fundamental Large Cap Fund	$1,208,160
July 31, 2006
Enhanced S&P 500 Fund	$1,780,507
Equity Index Fund	$921,748
Fundamental Large Cap Fund	$1,456,942
1	For the ten months ended July 31, 2008. Enhanced S&P 500 Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	For the year ended September 30, 2007.
3	For the year ended September 30, 2006.

TRANSFER AGENT

Evergreen Service Company, LLC ("ESC"), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia and an affiliate of each Fund and EIMC, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account	[1]	Annual Fee Per Closed Account	[2]
Monthly Dividend Funds	$26.00		$9.00
Quarterly Dividend Funds	$21.50		$9.00
Semiannual Dividend Funds	$21.50		$9.00
Annual Dividend Funds	$21.50		$9.00
1	The Fund pays ESC this fee for all open accounts where shareholders of the Fund hold their accounts directly with the Fund. For accounts held in the name of a financial intermediary, ESC may pay the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses ("sub-transfer agency fees"). The Fund reimburses ESC for all or a portion of that amount plus an additional amount equal to twelve percent of the reimbursement as compensation to ESC for the operation of the reimbursement program.
2	The Fund pays ESC this fee for all closed accounts held directly with the Fund. Closed accounts are maintained on the system in order to facilitate historical tax information.

The table below shows the transfer agency fees paid by the Funds to ESC for the last three fiscal years. ESC remits a portion of these fees to financial intermediaries, which may include one or more affiliates of EIMC and Wachovia, who hold shares of the Funds for their clients.

Transfer Agency Paid
Fund/Fiscal Year or Period	Transfer Agency Fees Fees Paid
July 31, 2008
Enhanced S&P 500 Fund[1]	$1,118,206
Equity Index Fund	$1,475,171
Fundamental Large Cap Fund	$3,360,795
July 31, 2007
Enhanced S&P 500 Fund[2]	$984,001
Equity Index Fund	$1,365,330
Fundamental Large Cap Fund	$4,307,007
July 31, 2006
Enhanced S&P 500 Fund[3]	$923,877
Equity Index Fund	$1,800,681
Fundamental Large Cap Fund	$5,396,629
1	For the ten months ended July 31, 2008. Enhanced S&P 500 Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	For the year ended September 30, 2007.
3	For the year ended September 30, 2006.

SECURITIES LENDING AGENT

Wachovia Bank, N.A., a subsidiary of Wachovia and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to certain of the Evergreen funds. A securities lending agent facilitates lending of a Fund's securities to brokers, dealers and other financial institutions to earn additional income for the Fund. In its role as securities lending agent to the Funds, Wachovia Bank, N.A. earned the following fees from the Funds during the fiscal year ended July 31, 2008.

Fund	Total Fees Earned
Enhanced S&P 500 Fund	$7,600
Equity Index Fund	$1,612
Fundamental Large Cap Fund	$10,631

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the annual financial statements of each Evergreen fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Evergreen fund's securities and cash and performs other related duties.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, serves as counsel to the Evergreen funds and the Independent Trustees of the Trust.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of a Fund through EIS, broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, a Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge ("CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

CLASS A SHARES

The Fund's prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia and its affiliates; members of each such individual's immediate family; employees of broker-dealer firms that have entered into dealer agreements with EIS; and members of each such individual's immediate family, are eligible to purchase Class A shares at net asset value (NAV). Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund and Evergreen Limited Duration Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund), former shareholders of an Atlas Fund and former shareholders of America's Utility Fund.

Computation Of Class A Offering Price. Class A shares are sold at their NAV plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares as of July 31, 2008.

Computation of Class A Offering Price
Fund	Net Asset Value Per Share	Sales Charge Per Share	[1]	Offering Price Per Share
Enhanced S&P 500 Fund	$14.40	4.75%		$15.12
Equity Index Fund	$47.29	4.75%		$49.65
Fundamental Large Cap Fund	$23.15	5.75%		$24.56
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

CLASS B SHARES

The Fund's prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. For Evergreen Adjustable Rate Fund, Evergreen Short-Intermediate Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund, Class B shares purchased prior to April 2, 2007 that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Class B shares of Evergreen Adjustable Rate Fund, Evergreen Short-Intermediate Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund purchased after April 2, 2007 will automatically convert to Class A shares after six years without the imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

CLASS C SHARES, CLASS I SHARES (ALSO REFERRED TO AS INSTITUTIONAL SHARES), CLASS R SHARES, CLASS S SHARES, ADMINISTRATIVE SHARES, CLASS IS SHARES (ALSO REFERRED TO AS INSTITUTIONAL SERVICE SHARES), INVESTOR SHARES AND PARTICIPANT SHARES

The Fund's prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Administrative shares, Class IS shares (also referred to as Institutional Service shares), Investor shares and Participant shares.

CONTINGENT DEFERRED SALES CHARGE

A CDSC is charged on certain share classes to reimburse the distributor for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares. With respect to Class B and Class C shares, the amount of the CDSC depends on the length of time the shares are held, as set forth in the prospectus. The holding period for the CDSC begins on the day your purchase is accepted. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares would be subject to the maximum CDSC until January 2nd of the following year. From that day until January 2nd of the following year, you would be subject to the next highest CDSC, and so on. With respect to Class A shares, investments of $1 million or more in most Funds will be subject to a CDSC of 1.00% if any such shares are redeemed within 18 months of purchase. The holding period for the CDSC ends on the first day of the 18th month after your purchase is accepted, regardless of the day of the month that your purchase was accepted. For example, if you invest $1 million or more in Class A shares on July 22nd, a redemption of any of those shares will not be subject to the CDSC after December 31st of the following year.

REDEMPTION-IN-KIND

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

EXCHANGES

Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. An exchange constitutes both a sale and a purchase of shares and as such, may create a taxable event. See "Taxes on the Sale or Exchange of Fund Shares" below.

AUTOMATIC REINVESTMENT

A shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the then-current NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PRICING OF SHARES

CALCULATION OF NET ASSET VALUE (NAV)

The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

VALUATION OF PORTFOLIO SECURITIES

Current values for the Fund's portfolio securities are determined as follows:

  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

  Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

  Portfolio debt securities acquired with more than 60 days to maturity for which market prices are unavailable will be valued by an independent pricing service or other service by using matrix pricing or other methods that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. In such instances, the value of foreign securities may be adjusted.

  Short-term investments maturing in 60 days or less from acquisition date are valued at amortized cost, which approximates market value.

  Securities and other assets for which market quotations are not readily available or are, in the opinion of the investment advisor, unreliable, will be valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

  Investments in other mutual funds are valued at such funds' net asset value.

  The Evergreen money market funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

TAX INFORMATION

REQUIREMENTS FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company ("RIC") under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify for treatment as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. By so qualifying, the Fund is not subject to federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized capital gains that it timely distributes to shareholders. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31st. The Fund anticipates meeting such distribution requirements.

If the Fund were to fail to qualify for the special tax treatment accorded to RICs in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

TAXES ON DISTRIBUTIONS

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether reinvested in additional shares or paid out in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements discussed below. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

In order for dividends received by a Fund shareholder to be "qualified dividend income" (qualifying for the 15% rate of tax for the taxable years beginning before January 1, 2011), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of the taxable year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. The Fund intends to make such an election to the extent that its foreign taxes exceed $0.01 per share. If such election is made, the shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes. Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may cause a difference between the Fund's book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax exempt income); (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares; and (iii) thereafter, as a gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

CAPITAL LOSS CARRYFORWARDS

If a Fund has an ownership change of more than 50% over a three year testing period (including as a result of a merger or reorganization with another fund), its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the merger or reorganization, may be subject to limitations that could restrict the utilization of such losses. The Fund has engaged in reorganizations in the past and/or may engage in reorganizations in the future.

SPECIAL TAX INFORMATION FOR SHAREHOLDERS OF MUNICIPAL BOND OR MUNICIPAL MONEY MARKET FUNDS

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a "substantial user" (as defined by the Code) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income excluding long-term capital gains received by the shareholder.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

OTHER TAX CONSIDERATIONS

Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% (this rate expires at the end of 2010 and the back-up withholding rate will then be 31%) on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether paid out in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. This rule may also apply to distributions that are properly designated as exempt-interest dividends. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund. The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons. The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2010. It is currently unclear whether Congress will extend the exemptions from withholding for tax years beginning on or after January 1, 2010. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

Appendix A

The Fund's Board of Trustees has approved the following Proxy Voting Policy and Procedures on behalf of the Fund. These policies and procedures are that of the investment advisor. The Fund's Proxy Voting Records indicating how each Evergreen fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 of each year may be obtained, without charge, by visiting our Web site at EvergreenInvestments.com or the SEC's website at http://www.sec.gov.

Evergreen Investment Management Company, LLC
Proxy Voting Policy and Procedures

February 1, 2008

Statement of Principles
Evergreen Investment Management Company LLC (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2008.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  Fees for non-audit services are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;

  The length of rotation specified in the proposal;

  Any significant audit-related issues at the company;

  The number of audit committee meetings held each year;

  The number of financial experts serving on the committee; and

  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse;

  Sit on more than six public company boards;

  Are CEOs of public companies who sit on the boards of more than two public companies besides their own–withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

  The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on takeover offers where the majority of the shareholders tendered their shares; At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

  The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;

  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election–any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

  The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

  There is a negative correlation between the chief executive's pay and company performance;

  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

  The company fails to submit one-time transfers of stock options to a shareholder vote;

  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

  The company has backdated options (see "Options Backdating" policy);

  The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

    Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

    Serving as liaison between the chairman and the independent directors,

    Approving information sent to the board,

    Approving meeting agendas for the board,

    Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

    Having the authority to call meetings of the independent directors,

    If requested by major shareholders, ensuring that he is available for consultation and direct communication;

  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

  Two-thirds independent board;

  All-independent key committees; Established governance guidelines;

  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time; and

  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

  The ownership threshold proposed in the resolution;

  The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management's track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

Reimbursing Proxy Solicitation

Expenses Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;

  One or more of the dissident's candidates is elected;

  Shareholders are not permitted to cumulate their votes for directors; and

  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or

  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process – Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

Factors should include, at a minimum, the following:

  Rationale;

  Good performance with respect to peers and index on a five-year total shareholder return basis;

  Absence of non-shareholder approved poison pill;

  Reasonable equity compensation burn rate;

  No non-shareholder approved pay plans; and

  Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if: It is intended for financing purposes with minimal or no dilution to current shareholders; It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

  Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

  Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

  Huge bonus payouts without justifiable performance linkage or proper disclosure;

  Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

  Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

  New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

  Excessive severance provisions (e.g., including excessive change in control payments);

  Change in control payouts without loss of job or substantial diminution of job duties;

  Internal pay disparity;

  Options backdating (covered in a separate policy); and

  Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company's equity plans is unreasonable;

  The plan expressly permits the repricing of stock options without prior shareholder approval;

  There is a disconnect between CEO pay and the company's performance;

  The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.

  Vesting schedule or mandatory holding/deferral period:

    A minimum vesting of three years for stock options or restricted stock; or

    Deferred stock payable at the end of a three-year deferral period.

  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

  No retirement/benefits and perquisites for non-employee directors; and

  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans — Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;

  Offering period is 27 months or less; and

  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

  Purchase price is less than 85 percent of fair market value; or

  Offering period is greater than 27 months; or

  The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

  Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

  Length of time of options backdating;

  Size of restatement due to options backdating;

  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

  Rationale for the re-pricing--was the stock price decline beyond management's control?

  Is this a value-for-value exchange?

  Are surrendered stock options added back to the plan reserve?

  Option vesting--does the new option vest immediately or is there a black-out period?

  Term of the option—the term should remain the same as that of the replaced option;

  Exercise price—should be set at fair market or a premium to market;

  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

  Executive officers and non-employee directors are excluded from participating;

  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;

  Vesting; Bid-price;

  Term of options;

  Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants—Disclosure of Board or Company's Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

  Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

  Delivers a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

  Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company's annual and long-term equity incentive programs are performance driven?

  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

  Can shareholders assess the correlation between pay and performance based on the current disclosure?

  What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

  Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

  Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

  Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

  Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

  An executive may not trade in company stock outside the 10b5-1 Plan.

  Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

  If the company has adopted a formal recoupment bonus policy; or

  If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;

  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

  Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

  Whether the company has adequately disclosed the financial risks of the lending products in question;

  Whether the company has been subject to violations of lending laws or serious lending controversies;

  Peer companies' policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;

  Deviation from established industry pricing norms;

  The company's existing initiatives to provide its products to needy consumers;

  Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

  The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

  The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

  Current regulations in the markets in which the company operates;

  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

  The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

  The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

  The company's level of disclosure is comparable to or better than information provided by industry peers; and

  There are no significant fines, penalties, or litigation associated with the company's environmental performance.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  The company is in compliance with laws governing corporate political activities; and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or

  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;

  the auditors are being changed without explanation; or

  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;

  questions exist concerning any of the statutory auditors being appointed; or

  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; and

  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or

  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or

  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or

  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every MA analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms Vote

AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix B

Corporate and Municipal Bond Ratings

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

Comparison of Long-Term Bond Ratings
Credit Quality	MOODY'S	S&P	FITCH
Excellent Quality (lowest risk)[1]	Aaa	AAA	AAA
Almost Excellent Quality (very low risk)[1]	Aa	AA	AA
Good Quality (low risk)[1]	A	A	A
Satisfactory Quality (some risk)[1]	Bbb	BBB	BBB
Questionable Quality (definite risk)[2]	Bb	BB	BB
Low Quality(high risk)[2]	B	B	B
In or Near Default[2]	Caa/Ca/C	CCC/CC/C	CCC/CC/C
In Default[2]		D	DDD/DD/D
1	Considered investment grade.
2	Considered below investment grade.

Corporate Long-Term Ratings

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

  On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

  Upon voluntary bankruptcy filing or similar action. An exception is made if SP expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

  On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

  Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

MUNICIPAL LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

EVERGREEN EQUITY TRUST

PART C

OTHER INFORMATION

Item 23.    Exhibits

Unless otherwise indicated, each of the Exhibits listed below is filed herewith.

Number	Exhibit Description	Location

(a)	Amended and Restated Declaration of Trust	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(b)	Amended and Restated By-laws	Incorporated by reference to Registrant's Post-Effective Amendment No. 30 Filed on January 26, 2001

(c)

Provisions of instruments defining the rights of holders of the securities being registered are contained in the Declaration of Trust Articles II, III.(6)(c), IV.(8), V, VI, VI.(3), VII, VIII and By-laws Articles II, III and VIII.

Included as part of Exhibit A and B above

(d)(1)

Interim Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC (dated 10/20/2008, with respect to the series set forth on Schedule 1 thereof)

Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(d)(2)

Interim Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC (dated 10/20/2008, with respect to the series set forth on Schedule 1 thereof)

Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(d)(3)	Interim Sub-advisory Agreement between Evergreen Investment Management Company, LLC and J.L. Kaplan Associates, LLC (Evergreen Small Cap Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(d)(4)	Interim Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Metropolitan West Capital Management, LLC (Evergreen Intrinsic Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(d)(5)	Interim Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Crow Point Partners, LLC (Evergreen Utility & Telecommunications Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(d)(6)

Interim Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Golden Capital Management, LLC (Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund, Evergreen Golden Mid Cap Core Fund)

Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(e)(1)	Principal Underwriting Agreement between the Registrant and Evergreen Investment Services, Inc.	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(e)(2)	Principal Underwriting Agreement between the Registrant and Kokusai Securities Company Limited	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 Filed on July 31, 1998

(e)(3)	Specimen Copy of Dealer Agreement used by Evergreen Investment Services, Inc. as of May 1, 2004	Incorporated by reference to Registrant's Post-Effective Amendment No. 70 Filed on July 29, 2004

(e)(4)	Principal Underwriting Agreement between the Registrant and Nomura Securities Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 Filed on July 31, 1998

(f)	Deferred Compensation Plan	Incorporated by reference to Registrant’s Post-Effective Amendment No. 112 Filed on November 26, 2007

(g)(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 4 Filed on March 12, 1998

(g)(2)	Amendments to Custodian Agreement dated July 2000 and June 2001	Incorporated by reference to Registrant's Post-Effective Amendment No. 36 Filed on February 28, 2002

(g)(3)	Letter Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (Evergreen Small Cap Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 54 Filed on January 28, 2003

(g)(4)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Disciplined Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 79 Filed on March 18, 2005

(g)(5)	Amended Pricing Schedule to Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant’s Post-Effective Amendment No. 102 Filed on January 26, 2007

(g)(6)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Small-Mid Growth Fund, Evergreen Disciplined Small-Mid Value Fund, Evergreen Envision Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(7)	Amendment dated January 19, 2006 to Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant’s Post-Effective Amendment No. 104 Filed on April 26, 2007

(g)(8)	Amendment dated December 7, 2006 to Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant’s Post-Effective Amendment No. 102 Filed on January 26, 2007

(g)(9)	Remote Access Services Agreement between Registrant and State Street Bank and Trust Co.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 104 Filed on April 26, 2007

(g)(10)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Stock Selector Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(11)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Special Values Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(12)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Growth Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(13)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Asset Allocation Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(14)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Equity Index Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(15)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Small-Mid Growth Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(16)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Fundamental Mid Cap Value Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 109 Filed on September 11, 2007

(g)(17)

Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund, Evergreen Golden Mid Cap Core Fund)

Incorporated by reference to Registrant’s Post-Effective Amendment No. 113 Filed on December 11, 2007

(h)(1)	Master Administrative Services Agreement between Evergreen Investment Services, Inc. and the Registrant	Incorporated by reference to Registrant’s Post-Effective Amendment No. 118 Filed on July 25, 2008

(h)(2)	Transfer and Assumption of Master Administrative Services Agreement	Incorporated by reference to Registrant’s Post-Effective Amendment No. 114 Filed on January 28, 2008

(h)(3)	Amended and Restated Master Transfer and Recordkeeping Agreement between the Registrant and Evergreen Service Company, LLC	Incorporated by reference to Registrant’s Post-Effective Amendment No. 118 Filed on July 25, 2008

(h)(4)	Tax Services Administration Agreement between Evergreen Investment Services, Inc. and State Street Bank and Trust Company	Incorporated by reference to Registrant’s Post-Effective Amendment No. 118 Filed on July 25, 2008

(i)(1)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Post-Effective Amendment No. 2 Filed on December 12, 1997

(i)(2)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant's Post-Effective Amendment No. 19 Filed on October 14, 1999

(j)(1)	Consent of KPMG LLP (Evergreen Asset Allocation Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 117 Filed on April 25, 2008

(j)(2)	Consent of KPMG LLP (Evergreen Sector Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 Filed on February 26, 2008

(j)(3)	Consent of KPMG LLP (Evergreen Domestic Equity Funds I)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 114 Filed on January 28, 2008

(j)(4)	Consent of KPMG LLP (Evergreen Equity Index Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 119 Filed on September 26, 2008

(j)(5)	Consent of KPMG LLP (Evergreen Balanced Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 118 Filed on July 25, 2008

(j)(6)	Consent of KPMG LLP (Evergreen Envision Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 116 Filed on April 25, 2008

(j)(7)	Consent of KPMG LLP (Evergreen Golden Funds)	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(j)(8)	Consent of KPMG LLP (Evergreen Domestic Value Equity Funds)	Contained herein.

(j)(9)	Consent of KPMG LLP (Evergreen Blend Equity Funds)	Contained herein.

(k)	Not applicable

(l)	Not applicable

(m)(1)	Distribution Plan for Class A	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(m)(2)	Distribution Plan for Class B	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(m)(3)	Distribution Plan for Class C	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(m)(4)	Distribution Plan for Class R	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(m)(5)	Distribution Plan for Class IS	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(n)	Multiple Class Plan	Incorporated by reference to Registrant's Post-Effective Amendment No. 65 Filed on November 24, 2003

(o)	Not applicable

(p)(1)	Code of Ethics - Evergreen Investment Management Company, LLC, Tattersall Advisory Group, Inc. and J.L. Kaplan Associates, LLC	Incorporated by reference to Registrant’s Post-Effective Amendment No. 109 Filed on September 11, 2007

(p)(2)	Code of Ethics (Evergreen Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 109 Filed on September 11, 2007

(p)(3)	Code of Ethics of Metropolitan West Capital Management, LLC (Sub-advisor to Evergreen Intrinsic Value Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 97 Filed on July 10, 2006

(p)(4)	Code of Ethics of Golden Capital Management, LLC (Sub-advisory to Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund, Evergreen Golden Mid Cap Core Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 113 Filed on December 11, 2007

Item 24.       Persons Controlled by or Under Common Control with Registrant.

None

Item 25.       Indemnification.

Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions. Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Declaration of Trust.

Provisions for the indemnification of the Registrant's Investment Advisors and Sub-Advisors are contained in their respective Investment Advisory and Management Agreements and Sub-Advisory Agreements.

Provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant's principal underwriter, are contained in the Principal Underwriting Agreement between Evergreen Investment Services, Inc. and the Registrant.

Provisions for the indemnification of Evergreen Investment Management Company, LLC, the Registrant's administrator, is contained in the Transfer and Assumption of Master Administrative Services Agreement between Evergreen Investment Management Company, LLC , Evergreen Investment Services, Inc. and the Registrant.

Provisions for the indemnification of Evergreen Service Company, LLC, the Registrant's transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company, LLC and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's custodian, are contained in the Custodian Agreement between State Street Bank and Trust Co. and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's financial administrator, are contained in the Tax Services Administration Agreement between State Street Bank and Trust Co. and the Registrant.

Item 26.       Business or Other Connections of Investment Advisor.

The Directors and principal executive officers of Wachovia Bank, N.A. are:

Robert K. Steel	Chairman, Chief Executive Officer and Director, Wachovia Corporation and Wachovia Bank, N.A.

Jane C. Sherburne	Senior Executive Vice President, Secretary & General Counsel, Wachovia Corporation; Secretary and Executive Vice President, Wachovia Bank, N.A.

Thomas J. Wurtz	Senior Executive Vice President and Chief Financial Officer, Wachovia Corporation and Wachovia Bank, N.A.

All of the above persons are located at the following address: Wachovia Bank, N.A., One Wachovia Center, 301 S. College St., Charlotte, NC 28288-0630.

The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

The information required by this item with respect to Tattersall Advisory Group, Inc. is incorporated by reference to the Form ADV (File No. 801-56667) of Tattersall Advisory Group, Inc.

The information required by this item with respect to J.L. Kaplan Associates, LLC is incorporated by reference to the Form ADV (File No. 801-11802) of J.L. Kaplan Associates, LLC.

The information required by this item with respect to Grantham, Mayo, Van Otterloo & Co. is incorporated by reference to the Form ADV (File No. 801-15028) of Grantham, Mayo, Van Otterloo & Co.

The information required by this item with respect to Metropolitan West Capital Management, LLC is incorporated by reference to the Form ADV (File No. 801-57001) of Metropolitan West Capital Management, LLC.

The information required by this item with respect to Crow Point Partners, LLC is incorporated by reference to the Form ADV (File No. 801-67184) of Crow Point Partners, LLC.

The information required by this item with respect to Golden Capital Management, LLC is incorporated by reference to the Form ADV (File No. 801-57973) of Golden Capital Management, LLC.

Item 27.       Principal Underwriter.

Evergreen Investment Services, Inc. acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

Information on the officers and directors of EIS is set forth below.  The principal business address is 200 Berkeley Street, Boston, Massachusetts 02116-5034:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds

Peter Cieszko	President	None
Timothy F. Curtin	Senior Vice President	None
Dennis H. Ferro	Director	President
Michael H. Koonce	Senior Vice President, General Counsel and Secretary	Secretary
Matthew C. Moss	Senior Vice President, Treasurer and Chief Financial Officer	None
W. Douglas Munn	Director	None
Dana Marsh	Chief Compliance Officer	None

Item 28.       Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Evergreen Investment Services, Inc., Evergreen Service Company, LLC and
Evergreen Investment Management Company, LLC, all located at
200 Berkeley Street, Boston, Massachusetts 02116-5034.

Wachovia Bank, N.A., One Wachovia Center, 301 S. College
Street, Charlotte, North Carolina 28288-0630.

Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777.

State Street Bank and Trust Company, 2 Heritage Drive, North Quincy,
Massachusetts 02171.

Tattersall Advisory Group, Inc., 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

J.L. Kaplan Associates, LLC, 222 Berkeley Street, Boston, Massachusetts 02116.

Grantham, Mayo, Van Otterloo & Co., 40 Rowes Wharf, Boston, Massachusetts 02110.

Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Newport Beach, California 92660.

Crow Point Partners, LLC, 10 New Driftway, Suite 203, Scituate, MA 02066

Golden Capital Management, LLC, 5 Resource Square, Suite 150, 10715 David Taylor Drive, Charlotte, NC 28262

Item 29.       Management Services.

Not Applicable

Item 30.       Undertakings.

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

NOTICE

A copy of the Certificate of Trust of Evergreen Equity Trust (the "Trust"), together with all amendments thereto, is on file with the Secretary of State of The State of Delaware and notice is hereby given that this instrument is executed on behalf of the Trust by trustees and officers of the Trust as officers and trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the officers or trustees of the Trust or shareholders individually or of any series of the Trust individually but are binding only upon the assets and property of the Trust or the relevant series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of November, 2008.

EVERGREEN EQUITY TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of November, 2008.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/ Jeremy DePalma
Dennis H. Ferro*	Michael H. Koonce*	Jeremy DePalma*
President	Secretary	Treasurer
(Chief Executive Officer) (Chief Investment Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Patricia B. Norris	/s/ Carol A. Kosel
Richard J. Shima*	Patricia B. Norris*	Carol A. Kosel*
Trustee	Trustee	Trustee

*By: /s/ Maureen E. Towle
Maureen E. Towle
Attorney-in-Fact

* Maureen E. Towle, by signing hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS
EXHIBIT NO.	EXHIBIT
(j)(8)	Consent of KPMG LLP (Evegreen Domestic Value Equity Funds)
(j)(9)	Consent of KPMG LLP (Evergreen Blend Equity Funds)